UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds

(Exact name of registrant as specified in charter)

1110 N. Main Street

Goshen, IN 46527

(Address of principal executive offices) (Zip code)

Anthony Zacharski

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 977-2947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Praxis Mutual Funds

Annual Report

for the 12 months ended Dec. 31, 2018

Praxis Mutual Funds	**Class A**	**Class I**
Impact Bond Fund	MIIAX	MIIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Index Fund	MMSCX	MMSIX

Praxis Genesis Portfolios	**Class A**
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Praxis Mutual Funds®

A fund family of Everence

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Praxis Mutual Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.Praxis Mutualfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-977-2947.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Praxis Mutual Funds, you can call 800-977-2947. Your election to receive reports in paper will apply to all funds held with the Praxis Mutual Funds or your financial intermediary.

Table of Contents

Message from the President	1
Stewardship Investing Report	2

Praxis Impact Bond Fund
Portfolio Managers’ Commentary	4
Performance Review	6
Schedule of Investments	7
Praxis International Index Fund
Portfolio Managers’ Commentary	14
Performance Review	15
Schedule of Investments	16
Praxis Value Index Fund
Portfolio Manager’s Commentary	26
Performance Review	27
Schedule of Investments	28
Praxis Growth Index Fund
Portfolio Manager’s Commentary	32
Performance Review	33
Schedule of Investments	34
Praxis Small Cap Index Fund
Portfolio Manager’s Commentary	38
Performance Review	39
Schedule of Investments	40
Praxis Genesis Portfolios
Portfolio Managers’ Commentary	46
Praxis Genesis Conservative Portfolio
Performance Review	47
Schedule of Investments	48
Praxis Genesis Balanced Portfolio
Performance Review	49
Schedule of Investments	50
Praxis Genesis Growth Portfolio
Performance Review	51
Schedule of Investments	52
Financial Statements
Statements of Assets & Liabilities	53
Statements of Operations	55
Statements of Changes in Net Assets	57
Financial Highlights	60
Notes to Financial Statements	68
Report of Independent Registered Public Accounting Firm	79
Additional Fund Information (unaudited)	80
Management of the Trust (unaudited)	87

Message from the President	Annual report to shareholders

Dear Praxis shareholder:

During the first three quarters of 2018, equity markets rode continuing investor optimism despite gathering clouds. In the heart of the year, economic growth cruised at nearly 4 percent, unemployment remained low, and the Federal Reserve Bank (“Fed”) confidently raised rates. But the backdrop also included ongoing political uncertainty, unsettled trade spats, and a slowing housing market. Still, investors focused on the positives.

The tables turned as the year ended. Sell-offs in October and December sandwiched a relatively serene November, pitching some sectors of the US equity market into near bear market territory – generally agreed as a 20 percent decline. In a quick reversal, investors began focusing on what could go wrong rather than what could go right, like they’d been doing for several years.

Bond markets reflected positive sentiment during the first part of the year, with interest rates rising across the U.S. Treasury yield curve as investors expressed their optimism about future economic growth. But, as sentiment shifted, bond investors snapped up Treasuries, sending rates lower and corporate spreads wider. In short, “risk on” sentiment shifted to “risk off” in a matter of days.

But, this is normal. Financial markets surge and retrench, surprise and confound, even though in recent years it may have felt like they only move higher. Over the long run we at Praxis Mutual Funds® invest because we believe ownership in markets is the best way to help our shareholders fund the things that matter to them the most. And, we do it in a way that makes a positive impact on the world.

One of the many ways we do this is through dialogue with the companies Praxis owns. Sometimes the positive impacts occur in far-flung locales and sometimes they’re in our own backyard, which was the case in 2018. In part because of the patient leadership provided by Praxis, NiSource, the parent company of the electric utility that serves northern Indiana where Praxis is based, has publicly committed to phase out its coal-fire electricity generation and replace it with wind and solar. We are thrilled to join with you, our shareholders, and be part of this shift to a more sustainable energy future. You can read more about this success and others like it in the reports that follow.

Many of our investors tell us their priorities involve more than making money. They want their investments to matter – to make an impact. They want to be catalysts for change, and that’s a big reason shareholder advocacy, positive investments, company screening and community development investing are so important to our work at Praxis. Because of you, we’re able to invest in ways that impact communities near you and around the world.

Thank you for entrusting your investments with Praxis Mutual Funds.

Sincerely,

Chad M. Horning
President

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member Foreside Financial Services, LLC.

The views expressed are those of the Praxis Mutual Funds’ President as of Dec. 31, 2018, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

What is “impact” and what does it have to do with my investments?

This question is being asked by investors at a rapidly increasing rate. The financial winds have shifted and people want their money to do more than just provide financial returns. They want their investments to matter, to make a difference in the world around them and the investment industry is taking notice.

According to the 2018 Trends Report issued by USSIF: The Forum for Sustainable and Responsible Investment, more than $12 trillion dollars is invested in sustainable, responsible and impact (SRI) strategies. This represents 1 in every 4 dollars invested in the United States today! In addition, large financial advisor platforms like Merrill Lynch, Morgan Stanley, UBS and others are investing heavily in equipping their representatives with information and tools to help their clients understand and navigate the expanding world of SRI investment products.

Hopefully the concept that investments can deliver both financial returns and social and environmental impact is nothing new to you as a Praxis shareholder. Since our inception, nearly 25 years ago, Praxis Mutual Funds has been committed to do more than just “avoid the bad” - we’ve worked to actively “pursue the good” using all the tools at an investor’s disposal. (And, occasionally, we help create some new ones!)

So what does impact look like in the field of investing? At Praxis, we believe impact can and should be delivered through the use of many different tools and activities. While a majority of funds in this space focus primarily on their holdings (what is “in” or “out”), the reality is that the inclusion or exclusion of companies often has little to no impact on corporate behavior, customer/employee experience, or affected communities. So even as screening may reflect values (certainly important), it provides little, real-world impact.

We believe that making a difference - a real difference - in the world is less about what you own that what you do with what you own. This is a never-ending process that causes us to regularly ask “what more can we do?” Are there strategies, tools, targeted investment opportunities through which we can improve people’s lives, stand with disadvantaged communities and protect and strengthen God’s creation? All while providing the individuals, families, and institutions that we serve with the competitive financial performance they need and deserve.

Today, delivering “impact” at Praxis means the following:

●

Values + ESG screening - This is the values foundation for our work, avoiding companies that detract and distract from a peaceful, healthy, positive, respectful and opportunity-filled world we all want to see.

●

Robust shareholder advocacy - This is where real impact investors shine! Using our moral voice and collective strength in engaging corporations to address problematic policies and activities and push for leadership and innovation that benefits all stakeholders. This is more about unleashing a company’s creative potential for good than bending them to the will of shareholders. And companies, increasingly, are welcoming these opportunities. Learn more about the power of Praxis’ shareholder advocacy efforts - including the details of the ground-breaking engagement with NiSource mentioned in the President’s letter - by visiting the Praxis website: praxismutualfunds.com/how-we-invest/shareholder-advocacy.

●

Active ESG integration - In addition to applying our Values + ESG screens, the managers of the Praxis Impact Bond Fund, our actively-managed bond fund, work to integrate emerging corporate environmental, social and governance data into the investment process on a regular basis. It is our hope that this effort both works to reduce risk and to focus our investments in companies that make a positive impact on our world.

●

Positive impact investments - The active management of the Praxis Impact Bond Fund, along with the deep SRI/ESG commitments of our investment team, have made this fund an industry leader in the inclusion of market-rate, positive impact bonds that benefit the climate and communities. Today, these investments account for over 30 percent of the portfolio. To learn more about the incredible, targeted impact these positive impact bonds can have, visit: praxismutualfunds.com/praxis-fund-family-performance/praxis-impact-bond-fund.

●

Values-driven proxy voting - Carefully and thoughtfully voting our proxies both fulfills our responsibility as part-owners of these companies and also provides us another, important means for communicating our values and concerns to corporations. In the 2017-2018 proxy season, we cast more than 13,329 votes at 1,177 company meetings. We voted contrary to management’s recommendation nearly 19 percent of the time. Check out our live proxy voting record and annual proxy voting report at praxismutualfunds.com/how-we-invest/proxy-voting.

Message from the Vice President of Stewardship Investing, continued	Annual report to shareholders

●

Community development investing - Praxis continues to lead the industry in committing approximately 1 percent of all fund assets to targeted, concessionary investments focused on opening doors of economic opportunity to marginalized communities and individuals. Today we have more than $12.3 million at work building hope and self-sufficiency in communities across the United States and around the world. Learn more at: praxismutualfunds.com/how-we-invest/community-development-investing.

Clearly, real-world impact is part of the DNA of Praxis and its team of investment professionals. We were honored this past fall to join a very small number of investment firms to be certified by Real Impact Tracker, an organization dedicated to deepening the social and environmental impact of investment funds, looking well beyond the securities they hold. You can read more about this certification process at: praxismutualfunds.com/real-impact-tracker.

So what is “impact”? It is a commitment to understand the many ways our investments can affect the lives of others and the environment we live in. It is seeking to use this influence and opportunity to make the world a better place and to bring hope and opportunity to those who need it. It is a journey that will continuously change and we’re glad you’ve joined us on it!

Mark A. Regier
Vice President of Stewardship Investing

The views expressed are those of the Vice President of Stewardship Investing as of Dec. 31, 2018, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

For the year ended Dec. 31, 2018, the Praxis Impact Bond Fund’s Class I Shares had a return of 0.08 percent, and the Class A Shares (without load) returned -0.36 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned 0.01 percent. The Fund also did better than its median peer in the Intermediate Term Bond fund category for the year ended December 31, 2018. Over the last five years, the Class I Shares returned 2.48 percent (average annual return) versus 2.52 percent for the Fund’s benchmark and over the last 10 years, the Class I Shares returned 4.00 percent (average annual return) versus 3.48 percent for the Fund’s benchmark.

The end of 2013 was the last time the 10-year Treasury touched 3 percent and in September 2018 it looked like it might cross the level and not look back. By early November, it touched 3.24 percent and that turned out to be its peak as it ended the year at 2.69 percent. This move lower coincided with a fall of just over 10 percent in the S&P 500 Index as investors looked for safety in Treasury bonds. The stock market had already trailed off from its peak in early October, but this move lower was something different. The economy was still doing fine, but market sentiment changed, and fear came back into the market. Corporate bond spreads quickly moved higher over the next week and they stair-stepped higher until the end of the year. Over this time period, the Fed Funds expectations went from possibly three moves higher in 2019, to no increases in 2019 and a potential decrease in 2020.

Economically 2018 was relatively good as the year ended with the unemployment rate below four percent. The unemployment rate even touched 3.7 percent in September which was the lowest unemployment rate since 1969. The initial jobless claims rate, which counts the number of people who filed jobless claims for the first time during that period, also hit its lowest level since late 1969. Of course, the population of the United States was 202 million in 1969 versus 328 million in 2018 so this makes that data point even more impressive. The consumer price index (CPI) dropped to just below two percent at year end after spending the prior 15 months above that level. The main reason for the drop was falling energy prices as a barrel of crude oil dropped to below $50 at year-end after being as high as $76 in early October. Gross domestic product (GDP) ended the third quarter at 3.4 percent after a 4.2 percent increase in the second quarter. The Fed Funds rate increased four times in 2018 after three increases in 2017. These increases led to another dramatic increase in short term interest rates with the 6-month Treasury bill moving higher by over 0.90 percent. Longer term interest rates also moved higher during the year with the 10-year and 30-year Treasuries up about 0.28 percent each over the calendar year. This yield curve flattening generally happens when economic growth is slowing or expected to slow. Economic growth was good throughout the year, but the stock market sell-off led to concerns that future growth will be quite a bit weaker than seen in 2018. We expected interest rates to move higher and the increase in interest rates over the course of 2018 did benefit fund performance.

The Praxis Impact Bond Fund has a higher than index weight to corporate bonds, but the bonds generally have a shorter time period to maturity and they generally are less risky than bonds in the index. This combination helped the fund outperform the index along with an underweight to mortgage backed securities. The lack of U.S. Treasury holdings in the fund was a very small negative as U.S. agency bonds, which we hold in lieu of Treasury securities, lost 0.04 percent in 2018 on an excess return basis versus Treasuries.

Predicting the next year is always difficult, but we expect inflation to rise modestly in 2019, economic growth to be slightly slower than 2018 and that the unemployment rate will stay in the 4 percent area. We are coming up near the longest period of economic expansion, but this hasn’t been a normal economic expansion after the Great Recession in 2008-2009. This expansion, when measured in terms of changes in GDP, has been less robust than prior periods of economic expansion. Whether this less robust pace of growth allows this expansion to last longer or not, is yet to be determined. We will stay diligent in our assessment of the most likely outcome for economic growth and adjust our positioning to take advantage of either an abundance of exuberance or pessimism if those conditions were to present themselves.

The global green bond market continued its strong growth. After record breaking issuance of about $160 billion in 2017, the issuance in the green bond market was just slightly higher than the prior year. Overall total impact bond market issuance was over $225 billion when sustainability and social bonds issuance is included. Just over 20 percent of green bond issuance was in U.S. dollars, over 40 percent in Euros and under 20 percent in the Chinese renminbi with various other global currencies issuing the rest. Green bonds fund projects that have positive environmental benefits.

We were able to increase the fund’s holdings of positive impact bonds – fixed income investments which have a positive impact on the climate and/or community – to more than 30 percent of the portfolio by Dec. 31, 2018. We bought new bonds that supported a private foundation involved in economic empowerment, a green bond project for Honduras’ first geothermal plant, and multiple other green and sustainability bonds.

The positive impact bond market has continued to grow in terms of number of bonds and the risk and return available from that part of the market. There are 117 bonds in the fund that we define as positive impact holdings and 82 of those provide clear benefits to the climate. The remaining positive impact bonds produce benefits to communities by funding affordable housing, community development, education, sustainability and social bonds, and more.

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited), continued

As we start 2019, we are positioned for the expectation that corporate bonds will perform better. We continue to look for additional opportunities to enhance the financial return of the Praxis Impact Bond Fund and to make a positive impact on the world that we share.

Benjamin J. Bailey, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds®

Chris Woods, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio managers as of Dec. 31, 2018, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Impact Bond Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/08 to 12/31/18

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and Index from 12/31/08 to 12/31/18 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Ten Years Ended	Expense Ratio** Gross / Net
Praxis Impact Bond Fund
Class A *	5/12/99	-4.05%	0.33%	1.28%	3.21%	0.98%	0.98%
Class A (without load)	5/12/99	-0.36%	1.61%	2.06%	3.60%
Class I	5/1/06	0.08%	2.06%	2.48%	4.00%	0.54%	0.54%
Bloomberg Barclays U.S. Aggregate Bond Index [1]		0.01%	2.06%	2.52%	3.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 3.75%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2018. Contractual fee waivers are in effect from May 1, 2018 through April 30, 2019 for Class A.

[1]	Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Impact Bond Fund
December 31, 2018

	Coupon	Maturity	Principal Amount	Fair Value
ASSET BACKED SECURITIES—1.9%
Cal Funding II Ltd. (a)	3.620%	06/25/42	$637,500	$633,244
CLI Funding LLC	2.830%	03/18/28	387,333	380,728
Cronos Containers Program Ltd.	3.270%	11/18/29	546,296	538,763
Global SC Finance II SRL (b)	2.980%	04/17/28	498,333	491,150
Golden Credit Card Trust	1.600%	09/15/21	2,000,000	1,978,939
Master Credit Card Trust	2.260%	01/21/20	2,000,000	1,982,558
SBA Tower Trust (b)	2.898%	10/15/19	525,000	521,905
SBA Tower Trust (b)	3.448%	03/15/23	1,250,000	1,242,313
SolarCity LMC Series I LLC (b)	4.800%	12/21/26	580,310	594,221
SolarCity LMC Series IV LLC (b)	4.180%	08/21/45	227,154	227,085
Spruce ABS Trust	4.320%	06/15/28	301,677	302,170
Textainer Marine Containers Ltd.	3.720%	05/20/42	637,875	636,591
Toyota Motor Credit Corp.	1.300%	04/15/20	258,939	257,541
Verizon Owner Trust (b)	1.420%	01/20/21	98,577	98,095
TOTAL ASSET BACKED SECURITIES (COST $9,911,355)				9,885,303

COMMERCIAL MORTGAGE BACKED SECURITIES—0.6%
Commercial Mortgage Pass Through Certificates	3.391%	05/15/45	937,425	938,975
Commercial Mortgage Pass Through Certificates	2.853%	10/15/45	1,000,000	982,712
OBP Depositor LLC Trust (b)	4.646%	07/15/45	1,040,000	1,057,449
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $3,106,132)				2,979,136

MUNICIPAL BONDS—2.1%
American Municipal Power Ohio, Inc., Rev. Taxable-Hydroelectric Projects	7.334%	02/15/28	1,000,000	1,247,010
Cincinnati, Ohio Water System Rev.	6.458%	12/01/34	600,000	617,454
Columbus Multi-High School Building Corp.	6.446%	01/15/30	1,000,000	1,035,430
Findlay City School District	6.250%	12/01/37	270,000	277,868
Houston Independent School District	6.168%	02/15/34	1,000,000	1,004,340
Indianapolis Public School Multi-School Building	5.731%	07/15/29	1,500,000	1,523,880
Massachusetts St.	3.277%	06/01/46	1,500,000	1,343,010
New Jersey St. Housing and Mortgage Finance	2.600%	07/01/23	270,000	268,186
Osceola County Housing Finance Authority Rev.	3.350%	07/01/23	180,000	185,915
St. of Hawaii, Department of Business Economic Development & Tourism	1.467%	07/01/22	339,336	336,095
St. Paul Housing & Redevelopment Authority Rev.	2.993%	07/01/21	1,250,000	1,247,162
Warm Springs Reservation Confederated Tribe	8.250%	11/01/19	695,000	708,837
Wisconsin Department of Transportation	5.837%	07/01/30	800,000	811,152
TOTAL MUNICIPAL BONDS (COST $10,650,948)				10,606,339

CORPORATE BONDS—39.3%
AIRLINES—0.4%
British Airways, Series 2013-1 (b)	4.625%	06/20/24	616,643	630,148
Delta Air Lines, Inc.	4.950%	05/23/19	207,419	208,559
Delta Air Lines, Inc.	2.875%	03/13/20	435,000	432,110
Southwest Airlines Co.	2.650%	11/05/20	680,000	670,938
				1,941,755
AUTO PARTS—0.3%
BorgWarner, Inc.	4.625%	09/15/20	1,500,000	1,519,033

BANKS—4.8%
Axis Bank/Dubai (b)	2.875%	06/01/21	500,000	482,867
Bank of America Corp.	2.151%	11/09/20	1,000,000	982,060
Bank of America Corp.	3.499%	05/17/22	1,000,000	1,000,150
Bank of America Corp.	3.300%	01/11/23	500,000	492,430
Bank of America Corp.	4.100%	07/24/23	1,000,000	1,013,566
Bank of America Corp.	4.271%	07/23/29	1,000,000	995,307
Capital One Financial Corp.	2.500%	05/12/20	1,000,000	987,060
Citigroup, Inc.	4.500%	01/14/22	1,250,000	1,277,168
Citigroup, Inc.	3.875%	10/25/23	1,000,000	1,002,907
Citigroup, Inc.	3.700%	01/12/26	1,750,000	1,682,562
Commonwealth Bank of Australia (b)	2.250%	03/10/20	1,500,000	1,486,776
Discover Bank/Greenwood DE	3.100%	06/04/20	1,750,000	1,738,016
ING Groep NV (b)	4.625%	01/06/26	1,250,000	1,258,462
JPMorgan Chase & Co.	4.625%	05/10/21	500,000	514,563
JPMorgan Chase & Co.	3.250%	09/23/22	1,500,000	1,488,089
JPMorgan Chase & Co.	3.200%	06/15/26	1,557,000	1,466,329
Mitsubishi UFJ Financial Group	2.527%	09/13/23	1,250,000	1,187,606
National Australia Bank, New York Branch	3.625%	06/20/23	1,500,000	1,495,626
PNC Bank NA	3.500%	06/08/23	1,285,000	1,287,544
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	1,250,000	1,232,706
Toronto-Dominion Bank	1.850%	09/11/20	1,575,000	1,546,187
				24,617,981
BIOTECHNOLOGY—0.5%
Biogen, Inc.	2.900%	09/15/20	1,000,000	992,553
Celgene Corp.	2.875%	08/15/20	1,250,000	1,241,267
Gilead Sciences, Inc.	3.650%	03/01/26	500,000	490,101
				2,723,921
BUILDING MATERIALS—0.2%
Carlisle Cos., Inc.	3.500%	12/01/24	1,250,000	1,196,908

BUILDING PRODUCTS—0.3%
Masco Corp.	3.500%	04/01/21	482,000	479,750
Owens Corning	4.200%	12/01/24	1,000,000	992,048
				1,471,798

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2018

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS—39.3%, continued
CAPITAL MARKETS—1.6%
Bank of New York Mellon Corp. (The), Perpetual Bond	4.950%	12/29/49	$1,000,000	$975,000
Goldman Sachs Group, Inc.	2.600%	04/23/20	1,000,000	990,219
Goldman Sachs Group, Inc.	6.000%	06/15/20	1,200,000	1,242,224
Goldman Sachs Group, Inc.	3.272%	09/29/25	1,500,000	1,406,059
Jefferies Group LLC	8.500%	07/15/19	900,000	923,540
Morgan Stanley	3.125%	07/27/26	1,500,000	1,386,951
State Street Corp.	7.350%	06/15/26	1,000,000	1,214,520
				8,138,513
CHEMICALS—1.3%
Avery Dennison Corp.	5.375%	04/15/20	1,250,000	1,277,498
DowDuPont, Inc.	4.493%	11/15/25	1,500,000	1,544,364
Ecolab, Inc.	5.500%	12/08/41	150,000	172,830
Ecolab, Inc.	3.950%	12/01/47	1,220,000	1,143,145
NOVA Chemicals Corp. (b)	5.250%	08/01/23	500,000	472,500
Nutrien Ltd.	5.875%	12/01/36	840,000	903,956
Solvay Finance America LLC	3.400%	12/03/20	1,250,000	1,249,324
				6,763,617
COMMERCIAL SERVICES & SUPPLIES—0.2%
Steelcase, Inc.	6.375%	02/15/21	1,000,000	1,047,670

COMMUNICATIONS EQUIPMENT—0.1%
Juniper Networks, Inc.	3.300%	06/15/20	500,000	498,129

CONSUMER FINANCE—0.8%
American Express Credit Corp.	2.600%	09/14/20	1,000,000	989,766
Ford Motor Credit Co. LLC	3.157%	08/04/20	1,000,000	979,931
GE Capital International Funding Co.	4.418%	11/15/35	1,250,000	1,046,958
Hyundai Capital Services, Inc. (b)	2.875%	03/16/21	1,250,000	1,229,030
				4,245,685
CONSUMER SERVICES—0.7%
Ford Foundation (The), Series 2017	3.859%	06/01/47	2,145,000	2,106,998
Local Initiatives Support Corp.	4.649%	03/01/37	1,500,000	1,490,149
				3,597,147
CONTAINERS & PACKAGING—0.3%
Newell Rubbermaid, Inc.	3.850%	04/01/23	185,000	182,289
Sonoco Products Co.	5.750%	11/01/40	1,000,000	1,121,138
				1,303,427
DIVERSIFIED FINANCIAL SERVICES—1.4%
AerCap Ireland Capital Ltd.	5.000%	10/01/21	1,000,000	1,015,723
Brookfield Finance, Inc.	4.250%	06/02/26	1,000,000	979,646
GATX Corp.	2.600%	03/30/20	897,000	888,281
GATX Corp.	4.350%	02/15/24	300,000	304,871
Genpact Luxembourg S.A.R.L.	3.700%	04/01/22	1,100,000	1,091,635
Moody’s Corp.	5.500%	09/01/20	1,000,000	1,037,043
MSCI, Inc. (b)	5.750%	08/15/25	500,000	503,750
S&P Global, Inc.	3.300%	08/14/20	750,000	751,478
S&P Global, Inc.	4.000%	06/15/25	500,000	509,122
				7,081,549
DIVERSIFIED TELECOMMUNICATION SERVICES—0.8%
AT&T, Inc.	4.100%	02/15/28	507,000	487,519
AT&T, Inc.	5.250%	03/01/37	500,000	491,114
AT&T, Inc. (b)	4.750%	05/15/46	1,000,000	887,894
Frontier Communications Corp.	7.125%	03/15/19	750,000	729,375
Verizon Communications, Inc.	5.500%	03/16/47	1,250,000	1,329,269
				3,925,171
EDUCATION—1.1%
Massachusetts Institute of Technology	3.959%	07/01/38	1,500,000	1,539,933
President & Fellows of Harvard College	3.150%	07/15/46	2,500,000	2,230,150
University of Notre Dame, Series 2017	3.394%	02/15/48	2,000,000	1,890,056
				5,660,139
ELECTRIC UTILITIES—4.0%
Caledonia Generating LLC (b)	1.950%	02/28/22	357,189	351,215
DTE Electric Co.	4.050%	05/15/48	1,750,000	1,734,071
Electricite de France S.A. (b)	3.625%	10/13/25	1,250,000	1,204,865
Florida Power & Light Co.	4.050%	10/01/44	1,300,000	1,291,211
Georgia Power Co.	3.250%	04/01/26	1,000,000	934,526
ITC Holdings Corp. (b)	5.500%	01/15/20	1,250,000	1,273,591
MidAmerican Energy Co.	3.950%	08/01/47	1,750,000	1,694,123
NextEra Energy Capital Holdings, Inc.	2.700%	09/15/19	1,250,000	1,243,175
Niagara Mohawk Power Corp. (b)	4.881%	08/15/19	840,000	847,440
NSTAR Electric Co.	5.500%	03/15/40	1,250,000	1,445,150
Pacificorp	8.080%	10/14/22	500,000	572,930
Pennsylvania Electric Co.	5.200%	04/01/20	500,000	512,505
Portland General Electric Co.	6.100%	04/15/19	1,100,000	1,110,254
Potomac Electric Power Co.	6.500%	11/15/37	1,000,000	1,260,665
Public Service Colorado	3.700%	06/15/28	1,750,000	1,771,381
San Diego Gas and Electric Co.	4.500%	08/15/40	841,000	867,469
Southern California Edison	4.050%	03/15/42	1,165,000	1,092,181
Southern Power Co.	4.150%	12/01/25	1,000,000	990,951
				20,197,703
ELECTRICAL EQUIPMENT—0.5%
Johnson Controls, Inc.	3.750%	12/01/21	550,000	554,255
Legrand S.A.	8.500%	02/15/25	1,000,000	1,233,808
Thomas & Betts Corp.	5.625%	11/15/21	720,000	763,484
				2,551,547
FOOD & STAPLES RETAILING—0.4%
Ahold Finance U.S.A., LLC, Series 2000-1, CV (a)	7.820%	01/02/20	114,705	114,705
Ahold Finance U.S.A., LLC, CV	8.620%	01/02/25	940,987	1,070,994

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2018

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS—39.3%, continued
FOOD & STAPLES RETAILING—0.4%, continued
Kroger Co. (The)	5.000%	04/15/42	$1,000,000	$951,825
				2,137,524
FOOD PRODUCTS—2.0%
Bunge Ltd. Finance Corp.	3.500%	11/24/20	1,250,000	1,246,977
Campbell Soup Co.	3.950%	03/15/25	1,500,000	1,437,076
Cargill, Inc. (b)	4.760%	11/23/45	1,250,000	1,328,669
General Mills, Inc.	4.000%	04/17/25	1,500,000	1,476,217
J.M. Smucker Co. (The)	3.500%	03/15/25	1,250,000	1,200,184
Kraft Foods Group, Inc.	5.375%	02/10/20	1,000,000	1,022,851
Mead Johnson Nutrition Co.	3.000%	11/15/20	1,000,000	997,075
Wm. Wrigley Jr. Co. (b)	3.375%	10/21/20	1,430,000	1,434,009
				10,143,058
GAS UTILITIES—0.6%
Brooklyn Union Gas Co. (b)	4.504%	03/10/46	1,250,000	1,279,997
Indiana Gas Co., Inc.	6.550%	06/30/28	250,000	287,315
Laclede Group, Inc. (The)	2.550%	08/15/19	1,250,000	1,241,874
				2,809,186
HEALTH CARE PROVIDERS & SERVICES—0.9%
CVS Health Corp.	4.300%	03/25/28	1,250,000	1,222,011
Express Scripts Holding Co.	3.300%	02/25/21	1,000,000	996,329
Kaiser Foundation Hospital	3.150%	05/01/27	1,500,000	1,442,099
Laboratory Corp. of America Holdings	2.625%	02/01/20	1,000,000	993,051
				4,653,490
HOTELS, RESTAURANTS & LEISURE—0.4%
Hyatt Hotels Corp.	3.375%	07/15/23	1,000,000	984,382
Starbucks Corp.	2.450%	06/15/26	1,000,000	899,668
				1,884,050
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.6%
Midland Cogeneration Venture, L.P., CV (b)	5.250%	03/15/25	165,344	159,962
Midland Cogeneration Venture, L.P., CV (b)	6.000%	03/15/25	428,736	424,973
Solar Star Funding LLC (b)	3.950%	06/30/35	303,881	289,517
Solar Star Funding LLC (b)	5.375%	06/30/35	462,166	489,813
Tenaska Virginia Partners, L.P. (b)	6.119%	03/30/24	712,943	749,672
Topaz Solar Farms LLC (b)	4.875%	09/30/39	289,735	261,620
Topaz Solar Farms LLC (b)	5.750%	09/30/39	675,656	638,997
				3,014,554
INDUSTRIAL CONGLOMERATES—0.2%
Ingersoll-Rand Global Holding Co. Ltd.	2.900%	02/21/21	500,000	495,280
Ingersoll-Rand Global Holding Co. Ltd.	6.391%	11/15/27	655,000	736,152
				1,231,432
INSURANCE—3.9%
Aflac, Inc.	4.000%	10/15/46	1,058,000	976,332
AIG Global Funding (b)	2.150%	07/02/20	750,000	738,881
American International Group, Inc.	3.750%	07/10/25	1,250,000	1,196,811
Anthem, Inc., CV	2.500%	11/21/20	1,500,000	1,479,397
Athene Global Funding (b)	2.750%	04/20/20	1,550,000	1,535,732
Fidelity National Financial, Inc.	5.500%	09/01/22	725,000	766,907
Five Corners Funding Trust (b)	4.419%	11/15/23	1,000,000	1,028,779
Horace Mann Educators Corp.	4.500%	12/01/25	1,235,000	1,211,704
Jackson National Life Global Funding (b)	3.300%	06/11/21	1,250,000	1,249,357
Kemper Corp.	4.350%	02/15/25	1,250,000	1,233,958
Liberty Mutual Group, Inc. (b)	4.950%	05/01/22	1,050,000	1,082,579
Marsh & McLennan Cos., Inc.	3.750%	03/14/26	1,000,000	988,198
OneBeacon US Holdings, Inc.	4.600%	11/09/22	1,000,000	1,006,406
Prudential Financial, Inc. (a)	5.875%	09/15/42	500,000	505,000
RLI Corp.	4.875%	09/15/23	1,000,000	1,022,150
Sammons Financial Group	4.450%	05/12/27	800,000	781,284
StanCorp Financial Group, Inc.	5.000%	08/15/22	1,250,000	1,302,649
Unum Group	3.000%	05/15/21	700,000	692,005
W.R. Berkley Corp.	6.150%	08/15/19	710,000	723,070
W.R. Berkley Corp.	4.625%	03/15/22	250,000	256,961
				19,778,160
IT SERVICES—0.5%
Broadridge Financial Solutions, Inc.	3.950%	09/01/20	1,000,000	1,010,009
Fiserv, Inc.	2.700%	06/01/20	1,000,000	992,567
Xerox Corp.	4.070%	03/17/22	750,000	688,264
				2,690,840
LIFE SCIENCES TOOLS & SERVICES—0.2%
Agilent Technologies, Inc.	3.875%	07/15/23	1,250,000	1,261,911

MACHINERY—0.4%
Illinois Tool Works, Inc.	3.900%	09/01/42	1,000,000	984,374
Pall Corp.	5.000%	06/15/20	1,000,000	1,028,765
				2,013,139
MEDIA—0.4%
Comcast Corp.	4.750%	03/01/44	500,000	500,801
Discovery Communications (b)	2.800%	06/15/20	1,000,000	989,398
Time Warner Cable, Inc.	4.500%	09/15/42	500,000	401,952
				1,892,151
METALS & MINING—0.6%
Newcrest Finance Property Ltd. (b)	4.450%	11/15/21	1,000,000	1,014,956
Nucor Corp.	4.125%	09/15/22	665,000	686,357
Reliance Steel & Aluminum Co.	4.500%	04/15/23	1,105,000	1,117,479
				2,818,792
MULTI-LINE RETAIL—0.1%
Macy’s Retail Holdings, Inc.	9.500%	04/15/21	225,000	238,255

MULTI-UTILITIES—0.9%
Avangrid, Inc.	3.150%	12/01/24	1,800,000	1,736,983

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2018

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS—39.3%, continued
MULTI-UTILITIES—0.9%, continued
Puget Energy, Inc.	5.625%	07/15/22	$750,000	$794,238
Puget Sound Energy, Inc.	4.223%	06/15/48	1,000,000	1,000,069
Westar Energy, Inc.	2.550%	07/01/26	1,260,000	1,177,236
				4,708,526
OIL, GAS & CONSUMABLE FUELS—0.2%
ConocoPhillips Holdings Co.	6.950%	04/15/29	1,000,000	1,236,508

PAPER & FOREST PRODUCTS—0.4%
Fibria Overseas Finance Ltd.	5.500%	01/17/27	800,000	803,000
Klabin Finance S.A. (b)	4.875%	09/19/27	750,000	680,625
PH Glatfelter Co.	5.375%	10/15/20	750,000	743,437
				2,227,062
PHARMACEUTICALS—0.4%
AbbVie, Inc.	2.500%	05/14/20	1,000,000	990,509
Zoetis, Inc.	3.250%	02/01/23	1,200,000	1,181,872
				2,172,381
PIPELINES—0.6%
Columbia Pipeline Group, Inc.	3.300%	06/01/20	850,000	847,077
Florida Gas Transmission Co. LLC (b)	4.350%	07/15/25	1,000,000	1,020,855
Northern Natural Gas Co. (b)	4.100%	09/15/42	1,000,000	955,670
				2,823,602
PROFESSIONAL SERVICES—0.4%
Dun & Bradstreet Corp.	4.625%	12/01/22	1,000,000	1,012,500
Verisk Analytics, Inc.	5.800%	05/01/21	960,000	1,009,204
				2,021,704
PUBLISHING—0.2%
RELX Capital, Inc.	3.500%	03/16/23	1,200,000	1,190,487

REAL ESTATE INVESTMENT TRUSTS (REITS)—1.6%
Alexandria Real Estate Equities, Inc.	4.000%	01/15/24	1,500,000	1,517,248
Boston Properties, L.P.	4.500%	12/01/28	1,250,000	1,278,059
Digital Realty Trust, L.P.	3.950%	07/01/22	1,250,000	1,257,426
ERP Operating, L.P.	4.150%	12/01/28	1,250,000	1,273,729
Regency Centers, L.P.	3.750%	06/15/24	1,000,000	989,602
Vornado Realty, L.P.	3.500%	01/15/25	567,000	546,569
Welltower, Inc.	5.250%	01/15/22	1,000,000	1,039,557
				7,902,190
ROAD & RAIL—1.1%
Burlington Northern Santa Fe LLC	7.160%	01/02/20	215,397	218,628
Burlington Northern Santa Fe LLC	5.750%	05/01/40	1,000,000	1,171,067
Kansas City Southern	2.350%	05/15/20	500,000	492,505
Norfolk Southern Corp.	4.837%	10/01/41	1,000,000	1,035,987
Norfolk Southern Corp.	4.150%	02/28/48	500,000	466,542
Ryder System, Inc.	2.650%	03/02/20	455,000	450,811
Ryder System, Inc.	2.500%	05/11/20	795,000	785,638
TTX Co. (b)	2.600%	06/15/20	1,000,000	988,639
				5,609,817
Intel Corp.	3.734%	12/08/47	1,361,000	1,260,176
KLA-Tencor Corp.	3.375%	11/01/19	600,000	599,177
KLA-Tencor Corp.	4.125%	11/01/21	500,000	508,063
Lam Research Corp.	2.750%	03/15/20	1,000,000	990,604
Maxim Integrated Products, Inc.	3.375%	03/15/23	500,000	498,196
NXP BV/NXP Funding LLC (b)	3.875%	09/01/22	200,000	192,000
Xilinx, Inc.	2.125%	03/15/19	600,000	598,660
				4,646,876
SOFTWARE—0.4%
Microsoft Corp.	4.450%	11/03/45	2,000,000	2,121,281

SPECIALTY RETAIL—0.7%
Advanced Auto Parts, Inc.	4.500%	01/15/22	402,000	408,140
Gap, Inc. (The)	5.950%	04/12/21	1,000,000	1,021,099
Lowe’s Cos., Inc.	4.650%	04/15/42	1,000,000	944,187
O’Reilly Automotive, Inc.	3.800%	09/01/22	1,000,000	1,010,764
				3,384,190
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.5%
Apple, Inc.	2.850%	02/23/23	1,250,000	1,234,676
Apple, Inc.	3.000%	06/20/27	1,000,000	952,936
Seagate HDD Cayman	4.250%	03/01/22	305,000	291,483
				2,479,095
TEXTILES, APPAREL & LUXURY GOODS—0.1%
Hanesbrands, Inc. (b)	4.625%	05/15/24	500,000	468,750

TRANSPORTATION SERVICES—0.3%
ERAC USA Finance LLC	2.700%	11/01/23	1,250,000	1,180,902
Mexico City Airport Trust (b)	4.250%	10/31/26	497,000	442,956
				1,623,858
WATER UTILITIES—0.1%
California Water Service, CV	5.875%	05/01/19	700,000	706,471
TOTAL CORPORATE BONDS (COST $202,335,536)				200,371,033

CORPORATE NOTES—1.0%
COMMUNITY DEVELOPMENT—1.0%
Calvert Social Investment Foundation, Inc. (c)	1.500%	06/17/19	1,700,000	1,689,043
Calvert Social Investment Foundation, Inc. (c)	1.500%	06/15/20	850,000	832,080
Calvert Social Investment Foundation, Inc. (c)	3.000%	06/15/23	1,650,000	1,648,391
Calvert Social Investment Foundation, Inc. (c)	3.000%	12/15/23	950,000	950,000
TOTAL CORPORATE NOTES (COST $5,150,000)				5,119,514

FOREIGN GOVERNMENTS—9.4%
FOREIGN AGENCY—3.9%
Banco Nacional de Costa Rica (b)	5.875%	04/25/21	750,000	719,700

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2018

	Coupon	Maturity	Principal Amount	Fair Value
FOREIGN GOVERNMENTS—9.4%, continued
FOREIGN AGENCY—3.9%, continued
Bank Nederlandse Gemeenten (b)	1.625%	11/25/19	$1,500,000	$1,486,251
Bank Nederlandse Gemeenten (b)	2.125%	12/14/20	1,500,000	1,484,617
BNG Bank NV (b)	3.125%	11/08/21	1,500,000	1,518,436
Export Development Canada	1.625%	06/01/20	1,000,000	985,993
Export-Import Bank of Korea	2.125%	02/11/21	1,250,000	1,222,227
KFW	1.875%	11/30/20	1,000,000	985,515
KFW	2.000%	11/30/21	1,000,000	982,958
KFW	2.000%	09/29/22	1,500,000	1,465,929
Kommunalbanken A.S. (b)	1.375%	10/26/20	1,000,000	976,773
Kommunalbanken A.S. (b)	2.125%	02/11/25	1,000,000	958,928
Kommunivest I Sverige AB (b)	1.500%	04/23/19	1,000,000	996,974
Kommunivest I Sverige AB	1.875%	06/01/21	1,500,000	1,471,846
Korea East-West Power Co.	3.875%	07/19/23	147,000	148,728
Municipality Finance plc (b)	1.375%	09/21/21	1,000,000	964,817
Nacional Financiera SNC (b)	3.375%	11/05/20	1,000,000	988,750
Neder Waterschapsbank	2.125%	11/15/21	1,500,000	1,469,775
Ras Laffan Liquefied Natural Gas Co. Ltd. II (b)	5.298%	09/30/20	220,600	222,828
Svensk Exportkredit AB	1.875%	06/23/20	1,000,000	988,131
				20,039,176
SUPRANATIONAL—5.5%
African Development Bank	3.000%	12/06/21	1,000,000	1,009,580
Asian Development Bank	1.000%	08/16/19	1,500,000	1,485,502
Asian Development Bank	2.125%	03/19/25	1,000,000	964,646
Asian Development Bank	3.125%	09/26/28	1,000,000	1,021,646
European Bank for Reconstruction & Development	1.875%	07/15/21	1,500,000	1,473,051
European Investment Bank	2.500%	10/15/24	1,000,000	987,211
European Investment Bank	2.875%	06/13/25	1,000,000	1,006,161
European Investment Bank	2.125%	04/13/26	1,000,000	955,832
European Investment Bank	2.375%	05/24/27	1,000,000	960,275
Inter-American Development Bank	3.000%	09/26/22	2,000,000	2,023,686
Inter-American Development Bank	4.375%	01/24/44	3,000,000	3,546,096
International Bank for Reconstruction & Development	2.125%	03/03/25	500,000	482,260
International Bank for Reconstruction & Development	3.125%	11/20/25	1,000,000	1,029,480
International Development Association (b)	2.750%	04/24/23	5,000,000	5,019,435
International Finance Corp., Series GMTN	1.750%	03/30/20	3,000,000	2,967,198
International Finance Corp., Series GMTN	2.000%	10/24/22	2,000,000	1,955,017
Nordic Investment Bank	2.250%	09/30/21	1,000,000	989,996
				27,877,072
TOTAL FOREIGN GOVERNMENTS (COST $47,897,470)				47,916,248

U.S. GOVERNMENT AGENCIES—43.7%
FEDERAL HOME LOAN BANK—4.5%
FHLB	3.375%	06/12/20	1,000,000	1,011,910
FHLB	5.500%	07/15/36	17,120,000	22,012,468
				23,024,378
FEDERAL HOME LOAN MORTGAGE CORPORATION—13.3%
FHLMC	5.085%	03/25/19	949,424	948,653
FHLMC	5.000%	04/01/19	2,467	2,478
FHLMC	5.000%	12/01/21	40,661	41,601
FHLMC	2.375%	01/13/22	8,460,000	8,426,312
FHLMC	5.500%	04/01/22	26,477	26,985
FHLMC	4.000%	11/01/24	295,835	303,468
FHLMC	4.000%	10/01/25	135,366	138,869
FHLMC	6.000%	04/01/27	113,922	122,564
FHLMC	2.500%	10/01/27	748,369	740,033
FHLMC	7.000%	02/01/30	70,408	71,966
FHLMC	7.500%	07/01/30	155,334	175,049
FHLMC	7.000%	03/01/31	52,318	59,317
FHLMC	6.250%	07/15/32	16,000,000	21,364,000
FHLMC	3.000%	11/01/32	925,060	920,053
FHLMC	3.000%	11/01/32	1,358,843	1,351,488
FHLMC	5.500%	11/01/33	49,751	53,634
FHLMC (H15T1Y + 2.231) (a)	4.231%	05/01/34	38,799	40,680
FHLMC (H15T1Y + 2.231) (a)	4.231%	05/01/34	68,845	72,458
FHLMC	5.000%	07/01/35	98,676	104,736
FHLMC	4.500%	10/01/35	179,858	186,974
FHLMC	5.500%	03/01/36	50,750	54,750
FHLMC	5.500%	06/01/36	69,069	74,490
FHLMC	6.000%	06/01/36	68,208	73,678
FHLMC	5.500%	12/01/36	58,815	63,439
FHLMC	6.000%	08/01/37	35,454	38,702
FHLMC	5.000%	03/01/38	296,593	314,645
FHLMC	4.500%	06/01/39	352,563	369,154
FHLMC	5.000%	06/01/39	486,413	515,028
FHLMC	4.500%	07/01/39	360,753	377,148
FHLMC	4.500%	11/01/39	333,081	348,470
FHLMC	4.500%	09/01/40	533,689	558,804
FHLMC	4.500%	05/01/41	1,053,260	1,102,827
FHLMC	4.500%	07/01/41	1,042,040	1,091,066
FHLMC	5.000%	09/01/41	456,288	483,313
FHLMC	3.500%	10/01/41	693,650	698,796
FHLMC	4.000%	10/01/41	533,972	549,429
FHLMC	3.500%	02/01/42	1,004,684	1,012,032
FHLMC	4.000%	02/01/42	300,113	308,797
FHLMC	3.500%	06/01/42	1,162,210	1,170,831
FHLMC	3.500%	06/01/42	1,213,713	1,222,716
FHLMC	3.500%	08/01/42	1,256,461	1,265,782
FHLMC	3.000%	11/01/42	2,003,482	1,970,236
FHLMC	3.000%	01/01/43	1,209,802	1,189,137
FHLMC	3.000%	05/01/43	1,730,388	1,700,104

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2018

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES—43.7%, continued
FEDERAL HOME LOAN MORTGAGE CORPORATION—13.3%, continued
FHLMC	3.500%	10/01/44	$1,534,809	$1,542,628
FHLMC	3.500%	11/01/44	1,400,196	1,406,535
FHLMC	3.500%	04/01/45	1,693,161	1,698,906
FHLMC	3.000%	05/01/46	2,380,767	2,323,209
FHLMC	3.000%	12/01/46	4,309,764	4,205,519
FHLMC	3.500%	03/01/48	4,737,125	4,750,282
				67,631,771
FEDERAL NATIONAL MORTGAGE ASSOCIATION—22.7%
FNMA	7.000%	11/01/19	946	948
FNMA	7.000%	11/01/19	279	280
FNMA	3.500%	07/01/20	57,280	57,980
FNMA	1.875%	04/05/22	9,500,000	9,308,812
FNMA	5.500%	06/01/22	46,137	47,291
FNMA	2.890%	07/01/22	2,356,811	2,350,219
FNMA	2.000%	10/05/22	3,500,000	3,433,836
FNMA	2.190%	01/01/23	1,964,322	1,924,765
FNMA	2.375%	01/19/23	4,500,000	4,466,322
FNMA	2.670%	12/01/23	2,415,349	2,388,650
FNMA (a)	2.561%	07/25/24	3,000,000	2,949,139
FNMA	2.625%	09/06/24	5,750,000	5,729,978
FNMA	2.890%	12/01/24	4,000,000	3,954,168
FNMA	3.080%	12/01/24	2,326,050	2,340,768
FNMA	2.710%	01/01/25	4,500,000	4,402,682
FNMA	5.000%	04/01/25	85,783	89,861
FNMA	5.000%	07/01/25	67,213	70,407
FNMA	3.500%	10/01/25	146,276	148,064
FNMA	5.000%	10/01/25	84,661	88,685
FNMA	5.500%	11/01/25	26	27
FNMA	4.000%	03/01/26	529,051	542,145
FNMA	2.125%	04/24/26	2,000,000	1,905,006
FNMA	8.500%	09/01/26	13,858	14,009
FNMA	1.875%	09/24/26	5,500,000	5,117,480
FNMA (a)	2.785%	09/25/26	1,876,121	1,874,036
FNMA	2.746%	04/25/27	972,381	961,174
FNMA	2.500%	09/01/27	907,498	895,345
FNMA	2.500%	11/01/27	1,315,639	1,298,042
FNMA (a)	2.943%	11/25/27	1,319,210	1,332,924
FNMA	2.500%	01/01/28	886,756	874,871
FNMA	3.325%	06/25/28	2,000,000	1,988,479
FNMA	6.625%	11/15/30	15,300,000	20,508,533
FNMA	2.000%	01/01/32	2,864,690	2,741,885
FNMA	3.000%	12/01/32	1,368,268	1,361,178
FNMA	6.000%	10/01/33	45,811	49,957
FNMA	5.500%	02/01/34	53,039	57,084
FNMA (H15T1Y + 2.205) (a)	4.071%	05/01/34	55,265	58,148
FNMA (12MO LIBOR + 1.645) (a)	4.270%	05/01/34	13,962	14,389
FNMA	6.000%	11/01/34	121,940	133,001
FNMA	5.500%	01/01/35	71,247	76,104
FNMA	5.000%	10/01/35	104,679	111,093
FNMA	5.500%	10/01/35	136,785	147,307
FNMA	6.000%	10/01/35	71,599	78,090
FNMA	5.500%	06/01/36	36,573	39,338
FNMA	6.000%	06/01/36	40,681	44,337
FNMA	5.500%	11/01/36	44,720	48,078
FNMA (12MO LIBOR + 1.631) (a)	3.679%	05/01/37	28,763	30,032
FNMA	5.625%	07/15/37	2,750,000	3,624,178
FNMA	4.500%	09/01/40	322,154	337,436
FNMA	4.500%	10/01/40	322,254	337,522
FNMA	4.000%	12/01/40	844,223	868,005
FNMA	4.000%	01/01/41	553,167	568,768
FNMA	3.500%	02/01/41	843,623	850,208
FNMA	4.000%	10/01/41	490,068	503,899
FNMA	4.000%	11/01/41	479,160	492,700
FNMA	4.000%	12/01/41	1,196,104	1,229,866
FNMA	4.000%	12/01/41	631,716	649,567
FNMA	4.000%	01/01/42	1,459,485	1,500,713
FNMA	3.500%	05/01/42	1,017,984	1,025,920
FNMA	3.000%	06/01/42	1,657,620	1,630,783
FNMA	3.000%	08/01/42	1,404,260	1,381,623
FNMA	3.000%	08/01/42	1,439,688	1,416,492
FNMA	3.500%	12/01/42	1,595,283	1,607,733
FNMA	3.000%	06/01/43	1,453,372	1,428,076
FNMA	4.000%	12/01/44	2,015,810	2,074,756
FNMA	3.500%	05/01/45	1,998,891	2,008,307
FNMA	3.000%	04/01/46	2,380,820	2,321,973
FNMA	3.500%	11/01/46	3,708,068	3,721,128
				115,634,600
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—0.1%
GNMA	7.000%	12/20/30	19,544	22,274
GNMA	7.000%	10/20/31	14,392	16,747
GNMA	7.000%	03/20/32	51,990	60,517
GNMA	3.375%	01/20/34	45,778	47,450
GNMA	5.500%	10/20/38	15,430	15,817
GNMA	6.500%	11/20/38	10,767	12,243
GNMA	2.250%	04/16/42	343,340	337,971
				513,019
OVERSEAS PRIVATE INVESTMENT CORPORATION—0.7%
OPIC	3.280%	09/15/29	1,059,570	1,071,929
OPIC	3.540%	06/15/30	676,478	694,727
OPIC	3.520%	09/20/32	982,143	1,006,646
OPIC	3.820%	06/01/33	901,766	937,372
				3,710,674
SMALL BUSINESS ADMINISTRATION—0.1%
SBA (Prime - 265) (a)	2.600%	02/25/32	293,017	290,597

UNITED STATES AGENCY OF INTERNATIONAL DEVELOPMENT—2.1%
Hashemite Kingdom of Jordan AID Bond	2.503%	10/30/20	5,000,000	4,985,884
Hashemite Kingdom of Jordan AID Bond	3.000%	06/30/25	1,450,000	1,442,359
Iraq Aid	2.149%	01/18/22	1,500,000	1,472,880
Ukraine Government AID Bond	1.847%	05/29/20	1,000,000	989,351
Ukraine Government AID Bond	1.471%	09/29/21	2,000,000	1,933,142
				10,823,616

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2018

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES—43.7%, continued
UNITED STATES DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT—0.2%
United States Department of Housing and Urban Development	2.350%	08/01/21	1,000,000	$993,654
TOTAL U.S. GOVERNMENT AGENCIES (COST $223,720,475)				222,622,309

	Shares	Value
MONEY MARKET FUNDS—0.8%
First American Government Obligations Fund - Class X, 2.36% (d) (Cost $3,942,322)	3,942,322	$3,942,322

	Shares	Fair Value
INVESTMENT COMPANIES—0.6%
Pax High Yield Bond Fund - Institutional Shares (Cost $4,199,236)	530,984	$3,308,029

TOTAL INVESTMENTS (COST $510,913,474)—99.4%		$506,750,233
Other Assets in Excess of Liabilities—0.6%		3,087,391
NET ASSETS—100.0%		$509,837,624

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)

144a security may only be resold to qualified institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2018, these securities were valued at $49,644,669 or 9.7% of net assets.

(c)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.50%, 06/17/19	06/10/16	$1,700,000	$1,689,043	0.3%
Calvert Social Investment Foundation, Inc. 1.50%, 06/15/20	06/15/17	850,000	832,080	0.2%
Calvert Social Investment Foundation, Inc. 3.00%, 06/15/23	06/18/18	1,650,000	1,648,391	0.3%
Calvert Social Investment Foundation, Inc. 3.00%, 12/15/23	12/17/18	950,000	950,000	0.2%
		$5,150,000	$5,119,514	1.0%

(d)	The rate shown is the 7-day effective yield as of December 31, 2018.

plc	— Public Liability Company
CV	— Convertible Security
T	— U.S. Treasury Note
H15T1Y	— U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year
LIBOR	— London Interbank Offered Rate
GMTN	— Global Medium-Term Note

See accompanying notes to financial statements.

Praxis International Index Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

Global equities declined in 2018, punctuated by higher volatility and a particularly challenging market environment in the fourth quarter. Losses were widespread across developed and emerging-market countries, stoked by investor concerns over slowing economic growth and escalating trade tensions. For U.S. based investors, the rising dollar generally weighed on results for non-U.S. stocks. Against this backdrop, the MSCI All Country World ex-US Index posted a return of -14.19 percent for the year. The Praxis International Index Fund’s Class I Shares closely tracked the index with a return of -14.52 percent, and the Class A Shares (without load) returned -15.13 percent.

The Praxis International Index Fund seeks to generate performance that reflects the performance of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex US Index. The portfolio is constructed using optimization techniques to have characteristics similar to the target benchmark index. Limitations due to the screens and the lower number of holdings versus the benchmark are expected to cause the fund’s performance to deviate from the benchmark over short periods of time, but the goal over long periods of time is for the fund to perform in line with the benchmark before fees.

During the period, these factors had a small negative contribution to the fund’s returns relative to the benchmark. While there were no significant over/under exposures to any single factor, the fund’s underweight to the industrials sector and overweight to the telecommunications and financials sectors detracted from relative returns. The largest company-specific detractors to relative return included an overweight to Tencent Holdings, LG Display, and Canon. However, the results were consistent with our forecasted tracking error – a measure of variability of relative returns – for a portfolio subject to the constraints discussed above.

Ran Leshem
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Michael T. Branch, CFA®
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Annie Tan
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

The views expressed are those of the portfolio managers as of Dec. 31, 2018, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis International Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/10 to 12/31/18

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/18 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis International Index Fund
Class A *	12/31/10	-19.60%	1.79%	-1.28%	0.44%	1.19%	1.19%
Class A (without load)	12/31/10	-15.13%	3.64%	-0.21%	1.12%
Class I	12/31/10	-14.52%	4.25%	0.33%	1.74%	0.65%	0.65%
MSCI All Country World Index ex-U.S. [1]		-14.19%	4.48%	0.68%	2.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2018.

[1]	The MSCI All Country World Index ex-U.S. is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis International Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.8%
AUSTRALIA—4.5%
BANKS—1.6%
Australia & New Zealand Banking Group Ltd. (a)	6,107	$105,525
Australia & New Zealand Banking Group Ltd. - ADR	36,061	614,840
Commonwealth Bank of Australia (a)	21,512	1,097,315
Commonwealth Bank of Australia - ADR	1,887	96,039
National Australia Bank Ltd. (a)	12,131	205,862
National Australia Bank Ltd. - ADR	63,688	541,348
Westpac Banking Corp. (a)	4,794	84,712
Westpac Banking Corp. - ADR	68,899	1,203,666
		3,949,307
BIOTECHNOLOGY—0.5%
CSL Ltd. (a)	3,640	475,466
CSL Ltd. - ADR	10,704	692,656
		1,168,122
CAPITAL MARKETS—0.3%
Macquarie Group Ltd. (a)	7,209	552,200
Macquarie Group Ltd. - ADR	2,747	208,813
		761,013
CONTAINERS & PACKAGING—0.1%
Amcor Ltd. (a)	24,949	232,968
Amcor Ltd. - ADR	3,500	130,183
		363,151
FOOD & STAPLES RETAILING—0.5%
Coles Group Ltd. (b)	22,877	189,178
Wesfarmers Ltd. (a)	22,877	519,753
Woolworths Group Ltd. (a)	27,413	568,675
		1,277,606
GAS UTILITIES—0.1%
APA Group (a)	53,069	317,902

INSURANCE—0.2%
Suncorp Group Ltd. (a)	46,152	410,756

METALS & MINING—0.4%
Alumina Ltd. (a)	40,277	65,243
Alumina Ltd. - ADR	41,858	269,984
Fortescue Metals Group Ltd. (a)	112,767	332,538
South32 Ltd. (a)	135,058	321,289
		989,054
OIL, GAS & CONSUMABLE FUELS—0.5%
Caltex Australia Ltd. (a)	17,687	317,340
Origin Energy Ltd. (a) (b)	85,076	388,099
Woodside Petroleum Ltd. (a)	18,241	401,816
Woodside Petroleum Ltd. - ADR	5,235	115,746
		1,223,001
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.1%
LendLease Group (a)	24,723	202,543

TRANSPORTATION INFRASTRUCTURE—0.2%
Transurban Group (a)	62,866	515,992
TOTAL AUSTRALIA		11,178,447

Erste Group Bank AG (a)	5,112	169,480
Erste Group Bank AG - ADR	12,078	199,649
		369,129
OIL, GAS & CONSUMABLE FUELS—0.1%
OMV AG (a)	7,717	336,983
TOTAL AUSTRIA		706,112

BELGIUM—0.6%
CHEMICALS—0.1%
Umicore S.A. (a)	6,580	262,542

FOOD & STAPLES RETAILING—0.3%
Colruyt S.A. (a)	8,334	594,316

PHARMACEUTICALS—0.2%
UCB S.A. (a)	6,260	511,232
TOTAL BELGIUM		1,368,090

BERMUDA—0.9%
BANKS—0.3%
Credicorp Ltd.	3,759	833,258

ELECTRIC UTILITIES—0.1%
CK Infrastructure Holdings Ltd. (a)	41,518	314,194

HOUSEHOLD DURABLES—0.3%
Haier Electronics Group Co. (a)	243,000	597,666

INDUSTRIAL CONGLOMERATES—0.2%
Jardine Matheson Holdings Ltd. (a)	4,751	330,806
Jardine Matheson Holdings Ltd. - ADR	3,618	249,823
		580,629
TOTAL BERMUDA		2,325,747

BRAZIL—1.6%
BANKS—0.5%
Banco Bradesco S.A. - ADR	99,436	983,422
Banco Santander Brasil S.A. - ADR	29,881	332,575
		1,315,997
CHEMICALS—0.2%
Braskem S.A. - ADR	20,692	506,126

DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Telefonica Brasil S.A. - ADR	39,419	470,269

FOOD PRODUCTS—0.1%
BRF S.A. - ADR (b)	33,488	190,212

OIL, GAS & CONSUMABLE FUELS—0.4%
Petroleo Brasileiro S.A. - ADR	82,724	1,076,239

PAPER & FOREST PRODUCTS—0.2%
Fibria Celulose S.A. - ADR	27,437	472,191
TOTAL BRAZIL		4,031,034

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.8%, continued
CANADA—6.1%
AUTO COMPONENTS—0.2%
Magna International, Inc. - Class A	13,069	$593,986

BANKS—1.5%
Bank of Montreal	7,625	498,294
Bank of Nova Scotia	12,180	607,417
Canadian Imperial Bank of Commerce	6,759	503,816
Royal Bank of Canada	17,137	1,174,227
Toronto-Dominion Bank	18,968	943,089
		3,726,843
CHEMICALS—0.4%
Methanex Corp.	7,519	362,190
Nutrien Ltd.	13,301	625,147
		987,337
INSURANCE—0.3%
Manulife Financial Corp.	30,520	433,079
Sun Life Financial, Inc.	11,714	388,788
		821,867
IT SERVICES—0.2%
CGI Group, Inc. - Class A (b)	9,434	577,267

MEDIA—0.3%
Shaw Communications, Inc. - Class B	21,893	396,044
Thomson Reuters Corp. (b)	6,365	307,493
		703,537
METALS & MINING—0.5%
Agnico Eagle Mines Ltd.	12,148	490,779
Teck Resources Ltd. - Class B	24,575	529,346
Turquoise Hill Resources Ltd. (b)	91,389	150,792
		1,170,917
OIL, GAS & CONSUMABLE FUELS—1.4%
Cameco Corp.	12,836	145,689
Cenovus Energy, Inc.	36,107	253,832
Enbridge, Inc.	34,762	1,080,403
Encana Corp.	50,696	293,023
Suncor Energy, Inc.	58,123	1,625,700
		3,398,647
ROAD & RAIL—0.5%
Canadian National Railway Co.	16,941	1,255,497

SOFTWARE—0.2%
Open Text Corp.	14,935	486,881

TEXTILES, APPAREL & LUXURY GOODS—0.3%
Gildan Activewear, Inc.	25,642	778,491

WIRELESS TELECOMMUNICATION SERVICES—0.3%
Rogers Communications, Inc. - Class B	12,894	660,946
TOTAL CANADA		15,162,216

CAYMAN ISLANDS—4.9%
DIVERSIFIED CONSUMER SERVICES—0.3%
New Oriental Education & Technology Group, Inc. - ADR (b)	7,334	401,977
TAL Education Group - ADR (b)	17,340	462,631
		864,608
GAS UTILITIES—0.2%
ENN Energy Holdings Ltd. (a)	50,000	444,385

INDUSTRIAL CONGLOMERATES—0.3%
CK Hutchison Holdings Ltd. (a)	53,500	513,500
CK Hutchison Holdings Ltd. - ADR	28,954	274,484
		787,984
INTERNET & DIRECT MARKETING RETAIL—0.4%
Ctrip.com International Ltd. - ADR (b)	13,813	373,780
JD.com, Inc. - ADR (b)	25,659	537,043
		910,823
INTERNET SOFTWARE & SERVICES—3.5%
Alibaba Group Holdings Ltd. - ADR (b)	18,184	2,492,481
Baidu, Inc. - ADR (b)	5,149	816,631
NetEase, Inc. - ADR	2,394	563,476
SINA Corp. (b)	7,200	386,208
Tencent Holdings Ltd. - ADR	103,302	4,077,330
Weibo Corp. - ADR (b)	5,767	336,966
		8,673,092
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.2%
Wharf Real Estate Investment Co. Ltd. (a)	111,565	667,256
TOTAL CAYMAN ISLANDS		12,348,148

CHILE—0.8%
AIRLINES—0.1%
Latam Airlines Group S.A. - ADR	30,040	309,412

BANKS—0.3%
Banco Santander Chile - ADR	24,592	735,301

BEVERAGES—0.1%
Embotelladora Andina S.A. - Class B - ADR	6,720	153,350

CHEMICALS—0.1%
Sociedad Quimica y Minera de Chile S.A. - ADR	7,828	299,813

ELECTRIC UTILITIES—0.2%
Enel Americas S.A. - ADR	53,811	479,994
TOTAL CHILE		1,977,870

CHINA—3.2%
BANKS—1.9%
Bank of China Ltd. (a)	2,743,000	1,182,505
China Construction Bank Corp. - ADR	69,587	1,134,268
China Construction Bank Corp. - H Shares (a)	731,000	598,577
China Merchants Bank Co. Ltd. - H Shares (a)	221,500	808,866
Industrial & Commercial Bank of China Ltd. - H Shares (a)	1,364,000	970,151
		4,694,367
CHEMICALS—0.1%
Sinopec Shanghai Petrochemical Co. Ltd. - ADR	9,873	426,119

DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
China Telecom Corp. Ltd. - ADR	6,115	310,214

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.8%, continued
CHINA—3.2%, continued
INSURANCE—1.0%
China Life Insurance Co. Ltd. - ADR	82,593	$866,401
Ping An Insurance Group Co. of China Ltd. - ADR	37,164	646,282
Ping An Insurance Group Co. of China Ltd. - Class H (a)	109,993	970,353
		2,483,036
ROAD & RAIL—0.0% (c)
Guangshen Railway Co. - ADR	8,797	164,064
TOTAL CHINA		8,077,800

COLOMBIA—0.5%
BANKS—0.2%
BanColombia S.A. - ADR	9,526	362,941

OIL, GAS & CONSUMABLE FUELS—0.3%
Ecopetrol S.A. - ADR	48,816	775,198
TOTAL COLOMBIA		1,138,139

DENMARK—1.2%
BANKS—0.1%
Danske Bank A/S (a)	11,624	230,746
Danske Bank A/S - ADR	6,614	66,074
		296,820
ELECTRICAL EQUIPMENT—0.2%
Vestas Wind Systems A/S (a)	5,374	406,773

MARINE—0.1%
A.P. Moller-Maerska A/S - Series B (a)	274	344,646

PHARMACEUTICALS—0.7%
Novo Nordisk A/S - ADR	36,060	1,661,284

ROAD & RAIL—0.1%
DSV A/S (a)	4,551	300,536
TOTAL DENMARK		3,010,059

FINLAND—0.6%
COMMUNICATIONS EQUIPMENT—0.2%
Nokia OYJ - ADR	86,149	501,387

MACHINERY—0.2%
Kone OYJ - Class B (a)	11,250	537,023

PAPER & FOREST PRODUCTS—0.2%
Stora Enso OYJ - ADR	32,308	375,096
TOTAL FINLAND		1,413,506

FRANCE—6.9%
AUTO COMPONENTS—0.4%
Cie Generale des Etablissements Michelin (a)	1,074	105,697
Cie Generale des Etablissements Michelin - ADR	25,215	494,214
Valeo S.A. (a)	2,793	81,449
Valeo S.A. - ADR	13,056	190,357
		871,717
AUTOMOBILES—0.2%
Renault S.A. (a)	5,892	366,985

BANKS—0.4%
BNP Paribas S.A. - ADR	29,644	668,176
Societe Generale S.A. (a)	4,111	130,321
Societe Generale S.A. - ADR	36,300	228,327
		1,026,824
BUILDING PRODUCTS—0.2%
Cie de Saint-Gobain (a)	13,938	462,635

CHEMICALS—0.4%
Air Liquide S.A. (a)	8,057	996,207
Air Liquide S.A. - ADR	3,275	80,794
		1,077,001
CONSTRUCTION & ENGINEERING—0.6%
ACS Actividades de Construccion y Servicios S.A. (a)	10,071	389,772
Bouygues S.A. (a)	8,092	290,538
Vinci S.A. (a)	1,494	122,839
Vinci S.A. - ADR	34,082	699,022
		1,502,171
CONSTRUCTION MATERIALS—0.1%
Imerys S.A. (a)	5,860	281,584

DIVERSIFIED—0.1%
Gecina S.A. (a)	2,704	349,989

DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
Orange S.A. - ADR	35,228	570,341
Vivendi S.A. (a)	12,138	294,156
Vivendi S.A. - ADR	11,623	280,696
		1,145,193
ELECTRICAL EQUIPMENT—0.6%
Legrand S.A. (a)	17,254	975,289
Schneider Electric SE (a)	7,325	496,802
		1,472,091
FOOD PRODUCTS—0.8%
Danone S.A. - ADR	149,555	2,090,779

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
Essilor International S.A. (a)	4,503	570,720
Essilor International S.A. - ADR	2,486	157,016
		727,736
HOTELS, RESTAURANTS & LEISURE—0.1%
TUI AG - DI (a) (b)	21,801	307,668

INSURANCE—0.3%
AXA S.A. (a)	4,355	93,977
AXA S.A. - ADR	34,977	748,158
		842,135
MEDIA—0.2%
Publicis Groupe S.A. - ADR	26,260	371,842

MORTGAGE REAL ESTATE INVESTMENT TRUSTS—0.1%
Unibail-Rodamco-Westfield SE (b)	45,646	344,025

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.8%, continued
FRANCE—6.9%, continued
MULTI-LINE RETAIL—0.3%
Kering S.A. (a)	1,757	$822,996

MULTI-UTILITIES—0.5%
Engie S.A. (a)	21,648	310,998
Engie S.A. - ADR	24,647	352,945
Veolia Environnement S.A. (a)	14,792	302,891
Veolia Environnement S.A. - ADR	11,774	240,249
		1,207,083
PERSONAL PRODUCTS—0.8%
L’Oreal S.A. (a)	1,380	315,738
L’Oreal S.A. - ADR	35,075	1,601,525
		1,917,263
TOTAL FRANCE		17,187,717

GERMANY—5.8%
AIR FREIGHT & LOGISTICS—0.3%
Deutsche Post AG (a)	10,161	277,454
Deutsche Post AG - ADR	14,832	405,359
		682,813
AUTOMOBILES—0.7%
Bayerische Moteren Werke AG - ADR	27,692	746,853
Daimler AG (a)	15,015	791,416
Daimler AG - ADR	2,549	134,511
		1,672,780
BANKS—0.1%
Deutsche Bank AG	32,333	263,514

CHEMICALS—0.8%
BASF SE (a)	4,371	304,418
BASF SE - ADR	72,776	1,280,130
Symrise AG (a)	4,764	352,935
		1,937,483
DIVERSIFIED FINANCIAL SERVICES—0.3%
Deutsche Boerse AG (a)	3,878	463,578
Deutsche Boerse AG - ADR	15,060	179,666
		643,244
DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Deutsche Telekom AG - ADR	38,043	645,970

HEALTH CARE PROVIDERS & SERVICES—0.2%
Fresenius Medical Care AG & Co. KGaA - ADR	19,354	626,876

INSURANCE—0.9%
Allianze SE - ADR	76,050	1,531,647
Muenchener Rueckversicherungs-Gesellschaft AG (a)	1,682	366,796
Muenchener Rueckversicherungs-Gesellschaft AG - ADR	18,890	412,746
		2,311,189
MULTI-UTILITIES—0.1%
RWE AG (a)	16,534	360,063

PHARMACEUTICALS—0.6%
Bayer AG - ADR	51,088	897,616
Merck KGaA (a)	5,809	597,861
		1,495,477
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.2%
Deutsche Wohnen SE (a)	10,602	484,459

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Infineon Technologies AG (a)	1,583	31,690
Infineon Technologies AG - ADR	12,109	241,999
		273,689
SOFTWARE—0.6%
SAP SE - ADR	16,215	1,614,203

TEXTILES, APPAREL & LUXURY GOODS—0.4%
adidas AG (a)	1,323	276,458
adidas AG - ADR	7,842	818,234
		1,094,692
TRADING COMPANIES & DISTRIBUTORS—0.2%
Brenntag AG (a)	9,594	418,718
TOTAL GERMANY		14,525,170

HONG KONG—2.1%
BANKS—0.1%
BOC Hong Kong Holdings Ltd. (a)	44,159	163,905
BOC Hong Kong Holdings Ltd. - ADR	1,754	129,691
		293,596
DIVERSIFIED FINANCIAL SERVICES—0.2%
Hong Kong Exchanges & Clearing Ltd. (a)	20,978	606,439

INSURANCE—0.8%
AIA Group Ltd. (a)	98,280	816,387
AIA Group Ltd. - ADR	31,802	1,045,650
		1,862,037
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
Henderson Land Development Co. Ltd. (a)	98,423	489,854
Sun Hung Kai Properties Ltd. (a)	41,037	585,660
Sun Hung Kai Properties Ltd. - ADR	11,174	159,900
Swire Pacific Ltd. - Class A (a)	23,879	252,112
Swire Pacific Ltd. - Class A - ADR	18,937	199,880
Swire Properties Ltd. (a)	121,150	425,675
Wharf Holdings Ltd. (a)	150,000	391,062
		2,504,143
TOTAL HONG KONG		5,266,215

HUNGARY—0.0% (c)
OIL, GAS & CONSUMABLE FUELS—0.0%(c)
MOL Hungarian Oil & Gas plc - ADR	6,368	34,069

INDIA—2.7%
BANKS—1.1%
HDFC Bank Ltd. - ADR	16,597	1,719,283
ICICI Bank Ltd. - ADR	102,004	1,049,621
		2,768,904

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.8%, continued
INDIA—2.7%, continued
IT SERVICES—1.0%
Infosys Ltd. - ADR	160,168	$1,524,799
Wipro Ltd. - ADR	176,556	905,732
		2,430,531
METALS & MINING—0.3%
Vedanta Ltd. - ADR	61,438	708,995

PHARMACEUTICALS—0.3%
Dr. Reddy’s Laboratories Ltd. - ADR	23,268	877,204
TOTAL INDIA		6,785,634

INDONESIA—0.6%
BANKS—0.2%
PT Bank Mandiri - ADR	49,403	499,464

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
Telekomunikasi Indonesia Persero Tbk PT - ADR	36,434	954,935
TOTAL INDONESIA		1,454,399

IRELAND—0.2%
CONSTRUCTION MATERIALS—0.2%
CRH plc - ADR	22,204	585,075

ISRAEL—0.3%
PHARMACEUTICALS—0.1%
Teva Pharmaceutical Industries Ltd. - ADR (a) (b)	16,738	258,100

SOFTWARE—0.2%
Check Point Software Technologies Ltd. (a) (b)	4,973	510,479
TOTAL ISRAEL		768,579

ITALY—1.0%
BANKS—0.4%
Intesa Sanpaolo SpA (a)	128,010	284,994
Intesa Sanpaolo SpA - ADR	27,123	363,991
Mediobanca Banca di Credito Finanziario SpA (a)	32,667	276,375
		925,360
ELECTRIC UTILITIES—0.2%
Enel SpA (a)	86,564	501,770

INSURANCE—0.1%
Assicurazioni Generali SpA (a)	16,056	268,326

TEXTILES, APPAREL & LUXURY GOODS—0.2%
Luxottica Group SpA - ADR	9,316	550,389

TRANSPORTATION INFRASTRUCTURE—0.1%
Atlantia SpA (a)	13,863	286,861
TOTAL ITALY		2,532,706

JAPAN—16.1%
AUTO COMPONENTS—0.4%
Bridgestone Corp. (a)	4,656	178,623
Bridgestone Corp. - ADR	20,546	394,278
Denso Corp. (a)	7,000	309,860
AUTO COMPONENTS—0.4%, continued
Denso Corp. - ADR	6,048	135,566
		1,018,327
AUTOMOBILES—1.8%
Honda Motor Co. Ltd. - ADR	43,492	1,150,363
Nissan Motor Co. Ltd. - ADR	36,396	580,152
Toyota Motor Corp. - ADR	24,700	2,867,176
		4,597,691
BANKS—1.1%
Mitsubishi UFJ Financial Group, Inc. - ADR	232,770	1,133,590
Mizuho Financial Group, Inc. - ADR	132,028	396,084
Sumitomo Mitsui Financial Group, Inc. - ADR	173,615	1,130,234
		2,659,908
BUILDING PRODUCTS—0.0%(c)
Asahi Glass Co. Ltd. (a)	600	18,649

CAPITAL MARKETS—0.3%
Daiwa Securities Group, Inc. (a)	16,000	81,206
Daiwa Securities Group, Inc. - ADR	49,678	248,887
Nomura Holdings, Inc. - ADR	94,167	350,301
		680,394
CHEMICALS—0.8%
JSR Corp. (a)	16,000	240,158
Kansai Paint Co. (a)	16,000	307,303
Mitsubishi Gas Chemical Co. (a)	17,000	254,642
Mitsui Chemicals, Inc. (a)	16,000	361,203
Nitto Denko Corp. (a)	500	25,076
Nitto Denko Corp. - ADR	11,626	291,231
Shin-Etsu Chemical Co. Ltd. (a)	7,400	568,537
		2,048,150
COMMERCIAL SERVICES & SUPPLIES—0.2%
Dai Nippon Printing Co. Ltd. (a)	25,000	521,829
Dai Nippon Printing Co. Ltd. - ADR	37	386
		522,215
CONSTRUCTION & ENGINEERING—0.2%
Obayashi Corp. (a)	55,000	497,999

DIVERSIFIED FINANCIAL SERVICES—0.4%
ORIX Corp. (a)	20,100	293,686
ORIX Corp. - ADR	9,867	705,984
		999,670
ELECTRICAL EQUIPMENT—0.3%
Nidec Corp. - ADR	30,872	865,959

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.1%
Hamamatsu Photonics K.K. (a)	9,100	304,951
Hitachi Ltd. (a)	5,200	137,847
Hitachi Ltd. - ADR	5,344	283,018
Keyence Corp. (a)	1,600	808,676
Kyocera Corp. (a)	2,800	139,952
Kyocera Corp. - ADR	4,458	222,164
Murata Manufacturing Co. Ltd. (a)	3,500	471,603
Murata Manufacturing Co. Ltd. - ADR	1,592	53,603
TDK Corp. (a)	3,800	266,008

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.8%, continued
JAPAN—16.1%, continued
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.1%, continued
Tokyo Electron Ltd. (a)	400	$45,028
		2,732,850
FOOD PRODUCTS—0.1%
Kikkoman Corp. (a)	5,000	267,561

HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
Hoya Corp. (a)	9,500	572,824
Hoya Corp. - ADR	1,734	104,291
Terumo Corp. (a)	11,800	665,550
		1,342,665
HOUSEHOLD DURABLES—0.9%
Sekisui House Ltd. (a)	8,000	117,475
Sekisui House Ltd. - ADR	30,149	444,849
Sony Corp. - ADR	32,810	1,584,067
		2,146,391
INSURANCE—0.4%
MS&AD Insurance Group Holdings, Inc. - ADR	34,266	481,951
Tokio Marine Holdings, Inc. (a)	4,600	218,530
Tokio Marine Holdings, Inc. - ADR	7,354	348,727
		1,049,208
LEISURE PRODUCTS—0.1%
Shimano, Inc. (a)	2,100	296,018

MACHINERY—0.7%
FANUC Corp. (a)	1,100	166,928
FANUC Corp. - ADR	43,920	661,435
Kubota Corp. - ADR	7,847	552,821
Makita Corp. (a)	1,200	42,617
Makita Corp. - ADR	9,872	347,248
		1,771,049
METALS & MINING—0.3%
Mitsubishi Materials Corp. (a)	13,000	342,544
Sumitomo Metal Mining Co. Ltd. (a)	11,500	307,950
		650,494
OIL, GAS & CONSUMABLE FUELS—0.5%
Idemitsu Kosan Co. Ltd. (a)	10,100	328,504
Inpex Corp. (a)	34,202	303,044
JX Holdings, Inc. (a)	94,300	489,727
Showa Shell Sekiyu KK (a)	17,800	246,593
		1,367,868
PERSONAL PRODUCTS—0.3%
Kao Corp. (a)	1,000	74,014
Shiseido Co. Ltd. (a)	2,100	131,513
Shiseido Co. Ltd. - ADR	9,833	619,577
		825,104
PHARMACEUTICALS—1.1%
Astellas Pharma, Inc. (a)	17,800	227,414
Astellas Pharma, Inc. - ADR	24,473	306,891
Daiichi Sankyo Co. Ltd. (a)	11,400	364,620
Daiichi Sankyo Co. Ltd. - ADR	1,901	61,022
Eisai Co. Ltd. (a)	4,700	363,857
Otsuka Holdings Co. Ltd. (a)	10,500	429,056
Shionogi & Co. Ltd. (a)	9,200	525,070
PHARMACEUTICALS—1.1%, continued
Takeda Pharmaceutical Co. Ltd. (a)	2,700	91,511
Takeda Pharmaceutical Co. Ltd. - ADR	18,144	305,182
		2,674,623
PROFESSIONAL SERVICES—0.2%
Recruit Holdings Co. Ltd. (a)	17,500	422,759

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.8%
Daiwa House Industry Co. Ltd. (a)	1,000	31,897
Daiwa House Industry Co. Ltd. - ADR	15,470	491,946
Mitsubishi Estate Co. Ltd. (a)	11,000	173,061
Mitsubishi Estate Co. Ltd. - ADR	16,350	255,714
Mitsui Fudosan Co. Ltd. (a)	21,000	466,429
Sumitomo Realty & Development Co. Ltd. (a)	13,000	475,890
		1,894,937
RETAIL—0.4%
Japan Retail Fund Investment Corp. (a)	462	921,911

ROAD & RAIL—0.6%
Central Japan Railway Co. (a)	1,592	335,877
East Japan Railway Co. (a)	3,590	317,019
East Japan Railway Co. - ADR	29,226	427,138
Keikyu Corp. (a)	18,500	302,301
		1,382,335
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Tokyo Electron Ltd.	7,964	224,266

SOFTWARE—0.2%
Nintendo Co. Ltd. (a)	300	79,658
Nintendo Co. Ltd. - ADR	13,760	455,456
		535,114
SPECIALTY RETAIL—0.2%
Fast Retailing Co. Ltd. (a)	900	459,646

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.8%
Canon, Inc. - ADR	55,621	1,535,140
FUJIFILM Holdings Corp. - ADR	11,626	452,949
		1,988,089
TEXTILES, APPAREL & LUXURY GOODS—0.1%
Wacoal Holdings Corp. - ADR	2,621	326,970

TRADING COMPANIES & DISTRIBUTORS—0.6%
Itochu Corp. (a)	25,000	424,550
Mitsubishi Corp. (a)	24,100	660,709
Mitsui & Co. Ltd. - ADR	1,637	508,288
		1,593,547
WIRELESS TELECOMMUNICATION SERVICES—0.6%
KDDI Corp. - ADR	51,612	611,602
Softbank Group Corp. (a)	7,200	471,573
Softbank Group Corp. - ADR	10,546	343,800
		1,426,975
TOTAL JAPAN		40,209,342

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.8%, continued
JERSEY—1.3%
BIOTECHNOLOGY—0.4%
Shire plc - ADR	5,336	$928,677

MEDIA—0.1%
WPP plc - ADR	6,767	370,832

METALS & MINING—0.2%
Randgold Resources Ltd. - ADR	4,722	393,670

PROFESSIONAL SERVICES—0.4%
Experian plc (a)	3,191	77,369
Experian plc - ADR	37,268	900,208
		977,577
TRADING COMPANIES & DISTRIBUTORS—0.2%
Ferguson plc	68,689	437,549
Ferguson plc (a)	508	32,466
		470,015
TOTAL JERSEY		3,140,771

LUXEMBOURG—0.4%
ENERGY EQUIPMENT & SERVICES—0.2%
Tenaris S.A. - ADR	19,646	418,853

MEDIA—0.2%
RTL Group S.A. (a)	11,328	606,997
TOTAL LUXEMBOURG		1,025,850

MEXICO—0.9%
BEVERAGES—0.2%
Coca-Cola Femsa S.A.B. de C.V. - ADR	8,109	493,351

CONSTRUCTION MATERIALS—0.2%
Cemex S.A.B. de C.V. - ADR (b)	83,354	401,766

FOOD & STAPLES RETAILING—0.3%
Wal-Mart de Mexico S.A.B. de C.V. - ADR	29,614	753,676

TRANSPORTATION INFRASTRUCTURE—0.2%
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR	7,483	610,239
TOTAL MEXICO		2,259,032

NETHERLANDS—3.7%
AUTOMOBILES—0.4%
Ferrari N.V.	5,031	500,283
Fiat Chrysler Automobiles N.V. (b)	26,965	389,914
		890,197
BANKS—0.3%
ING Groep N.V. - ADR	71,517	762,371

CHEMICALS—0.2%
Akzo Nobel N.V. - ADR	19,227	512,111

FOOD & STAPLES RETAILING—0.5%
Koninklijke Ahold Delhaize N.V. (a)	5,491	138,698
Koninklijke Ahold Delhaize N.V. - ADR	39,149	987,729
		1,126,427
HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
Koninklijke Philips N.V. - NY Registry Shares	24,173	848,714

LIFE SCIENCES TOOLS & SERVICES—0.2%
QIAGEN N.V. (b)	16,162	556,781

PERSONAL PRODUCTS—0.8%
Unilever N.V. - ADR	36,596	1,968,865

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.8%
ASML Holding N.V. - ADR	6,611	1,028,804
NXP Semiconductors N.V.	5,879	430,813
STMicroelectronics N.V.	34,797	482,982
		1,942,599
TRADING COMPANIES & DISTRIBUTORS—0.2%
AerCap Holdings N.V. (b)	14,741	583,743
TOTAL NETHERLANDS		9,191,808

NORWAY—1.1%
OIL, GAS & CONSUMABLE FUELS—1.1%
Equinor ASA	133,829	2,833,160

PAPUA NEW GUINEA—0.2%
OIL, GAS & CONSUMABLE FUELS—0.2%
Oil Search Ltd. (a)	92,754	467,219

PERU—0.2%
METALS & MINING—0.2%
Compania de Minas Buenaventura S.A. - ADR	29,211	473,802

PORTUGAL—0.1%
ELECTRIC UTILITIES—0.1%
EDP - Energias de Portugal S.A. (a)	82,980	290,251
EDP - Energias de Portugal S.A. - ADR	1,231	42,900
		333,151
RUSSIA—0.2%
WIRELESS TELECOMMUNICATION SERVICES—0.2%
Mobile TeleSystems PJSC - ADR	86,910	608,370

SINGAPORE—1.3%
BANKS—0.9%
DBS Group Holdings Ltd. (a)	656	11,408
DBS Group Holdings Ltd. - ADR	16,080	1,121,178
United Overseas Bank Ltd. (a)	19,475	352,310
United Overseas Bank Ltd. - ADR	22,014	795,146
		2,280,042
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Singapore Telecommunications Ltd. (a)	74,732	160,844
Singapore Telecommunications Ltd. - ADR	6,886	148,049
		308,893

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.8%, continued
SINGAPORE—1.3%, continued
INDUSTRIAL CONGLOMERATES—0.2%
Keppel Corp. Ltd. (a)	11,721	$50,885
Keppel Corp. Ltd. - ADR	40,769	350,613
		401,498
MACHINERY—0.1%
Sembcorp Marine Ltd. (a)	204,000	230,638

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.0%(c)
Keppel REIT (a)	737	617
TOTAL SINGAPORE		3,221,688

SOUTH AFRICA—2.4%
BANKS—0.1%
Standard Bank Group Ltd. - ADR	14,209	180,810

DIVERSIFIED FINANCIAL SERVICES—0.3%
FirstRand Ltd. (a)	165,395	752,485

INDUSTRIAL CONGLOMERATES—0.2%
Bidvest Group Ltd. (a)	40,265	577,726

MEDIA—0.7%
Naspers Ltd. - Class N - ADR	43,870	1,739,665

METALS & MINING—0.7%
Glencore plc (a)	220,536	820,103
Glencore plc - ADR	43,429	314,426
Gold Fields Ltd. - ADR	144,758	509,548
		1,644,077
SPECIALTY RETAIL—0.1%
Mr. Price Group Ltd. (a)	18,810	320,994

TRADING COMPANIES & DISTRIBUTORS—0.2%
Barloworld Ltd. (a)	45,286	362,623

WIRELESS TELECOMMUNICATION SERVICES—0.1%
MTN Group Ltd. - ADR	50,154	305,939
TOTAL SOUTH AFRICA		5,884,319

SOUTH KOREA—3.0%
BANKS—1.3%
KB Financial Group, Inc. - ADR	35,152	1,475,681
Shinhan Financial Group Co. Ltd. - ADR	37,454	1,329,242
Woori Bank - ADR	9,632	405,700
		3,210,623
DIVERSIFIED TELECOMMUNICATION SERVICES—0.7%
KT Corp. - ADR	128,707	1,830,214

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS—0.2%
LG Display Co. Ltd. - ADR	62,183	509,279

METALS & MINING—0.2%
POSCO - ADR	10,594	582,034

WIRELESS TELECOMMUNICATION SERVICES—0.6%
SK Telecom Co. Ltd. - ADR	51,901	1,390,947
TOTAL SOUTH KOREA		7,523,097

SPAIN—1.5%
BANKS—0.6%
Banco Bilbao Vizcaya Argentaria S.A. - ADR	110,001	581,905
Banco Santander S.A. - ADR	180,451	808,420
		1,390,325
ELECTRIC UTILITIES—0.2%
Iberdrola S.A. (a)	9,259	74,339
Iberdrola S.A. - ADR	16,749	537,392
		611,731
GAS UTILITIES—0.1%
Gas Natural Sdg S.A. (a)	11,489	293,056

OIL, GAS & CONSUMABLE FUELS—0.4%
Repsol S.A. (a)	36,854	592,430
Repsol S.A. - ADR	27,585	442,187
		1,034,617
SPECIALTY RETAIL—0.2%
Industria de Diseno Textil S.A. (a)	17,640	450,199
Industria de Diseno Textil S.A. - ADR	3,926	49,899
		500,098
TOTAL SPAIN		3,829,827

SWEDEN—1.7%
COMMUNICATIONS EQUIPMENT—0.2%
Telefonaktiebolaget LM Ericsson - ADR	52,416	464,930

CONSTRUCTION & ENGINEERING—0.2%
Skanska AB - Class B (a)	37,142	592,214

HOUSEHOLD PRODUCTS—0.1%
Essity Aktiebolag AB - Class B (a)	12,219	300,349

MACHINERY—0.7%
Alfa Laval AB (a)	23,419	503,425
Atlas Copco AB - Class A (a)	8,922	212,853
Atlas Copco AB - Class A - ADR	18,292	437,728
Sandvik AB (a)	19,176	274,749
Sandvik AB - ADR	20,116	289,872
		1,718,627
METALS & MINING—0.2%
Boliden AB (a) (b)	22,985	498,043

OIL, GAS & CONSUMABLE FUELS—0.3%
Lundin Petroleum AB (a)	24,270	606,098
TOTAL SWEDEN		4,180,261

SWITZERLAND—5.8%
CAPITAL MARKETS—0.4%
Julius Baer Group Ltd. (a)	9,537	339,865
UBS Group AG	46,462	575,200
		915,065

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.8%, continued
SWITZERLAND—5.8%, continued
CONSTRUCTION MATERIALS—0.2%
Lafarge Holcim (a) (b)	11,723	$483,792

DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Swisscom AG - ADR	7,140	342,363

ELECTRICAL EQUIPMENT—0.4%
ABB Ltd. - ADR	57,192	1,087,220

FOOD PRODUCTS—2.3%
Barry Callebaut AG (a)	397	619,583
Lindt & Spruengli AG PC (a)	73	453,612
Nestlé S.A. - ADR	57,524	4,657,143
		5,730,338
INSURANCE—0.6%
Swiss Re AG (a)	4,652	427,986
Zurich Insurance Group AG - ADR	38,250	1,140,041
		1,568,027
LIFE SCIENCES TOOLS & SERVICES—0.3%
Lonza Group AG (a) (b)	2,553	663,665

MACHINERY—0.2%
Schindler Holding AG (a)	2,309	448,780

MARINE—0.2%
Keuhne + Nagel International AG (a)	3,001	386,309

PHARMACEUTICALS—1.0%
Roche Holding AG - ADR	82,968	2,578,645

PROFESSIONAL SERVICES—0.1%
Adecco S.A. (a)	4,136	194,402
Adecco S.A. - ADR	4,982	117,077
		311,479
TOTAL SWITZERLAND		14,515,683

TAIWAN—3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.8%
Chunghwa Telecom Co. Ltd. - ADR	59,304	2,122,490

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
AU Optronics Corp. - ADR	165,806	653,276

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.9%
ASE Industrial Holding Co. Ltd. - ADR	126,937	476,014
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	103,680	3,826,829
United Microelectronics Corp. - ADR	232,508	416,189
		4,719,032
TOTAL TAIWAN		7,494,798

TURKEY—0.2%
BANKS—0.0% (c)
Turkiye Garanti Bankasi A.S. - ADR	59,610	87,031

WIRELESS TELECOMMUNICATIONS SERVICES—0.2%
Turkcell Iletisim Hizmetleri A.S. - ADR	84,195	473,176
TOTAL TURKEY		560,207

UNITED KINGDOM—9.7%
BANKS—1.3%
HSBC Holdings plc - ADR	60,926	2,504,668
Lloyds Banking Group plc - ADR	269,987	691,167
		3,195,835
BEVERAGES—0.3%
Coca-Cola European Partners plc	9,334	427,964
Coca-Cola HBC AG (a) (b)	10,085	315,690
		743,654
CHEMICALS—0.2%
Croda International plc (a)	8,634	515,716

COMMERCIAL BANKS—0.2%
Barclays plc - ADR	64,161	483,774

DIVERSIFIED FINANCIAL SERVICES—0.2%
London Stock Exchange Group plc (a)	7,929	411,429

DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
BT Group plc - ADR	21,181	321,951

ELECTRIC UTILITIES—0.1%
SSE plc (a)	5,602	77,374
SSE plc - ADR	16,837	231,846
		309,220
FOOD & STAPLES RETAILING—0.2%
J Sainsbury plc (a)	4,806	16,249
J Sainsbury plc - ADR	18,741	252,816
Tesco plc (a)	53,137	128,887
Tesco plc - ADR	29,931	219,095
		617,047
FOOD PRODUCTS—0.1%
Associated British Foods plc (a)	11,454	298,435

HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
Smith & Nephew plc (a)	4,232	79,231
Smith & Nephew plc - ADR	24,332	909,530
		988,761
HOTELS, RESTAURANTS & LEISURE—0.8%
Carnival plc - ADR	6,575	320,400
Compass Group plc (a)	2,160	45,464
Compass Group plc - ADR	45,261	945,955
Intercontinental Hotels Group plc - ADR	9,114	497,533
Whitbread PLC (a)	4,752	277,487
		2,086,839
HOUSEHOLD DURABLES—0.2%
Persimmon plc (a)	15,464	380,876

HOUSEHOLD PRODUCTS—0.5%
Reckitt Benckiser Group plc (a)	3,329	254,965

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.8%, continued
UNITED KINGDOM—9.7%, continued
HOUSEHOLD PRODUCTS—0.5%, continued
Reckitt Benckiser Group plc - ADR	70,985	$1,074,003
		1,328,968
INDUSTRIAL—0.2%
Segro plc (a)	67,383	505,766

INSURANCE—0.8%
Admiral Group plc (a)	13,817	360,596
Aviva plc (a)	41,971	200,907
Aviva plc - ADR	22,486	212,268
Prudential plc - ADR	26,183	926,093
RSA Insurance Group plc (a)	55,487	364,208
		2,064,072
MEDIA—0.7%
Pearson plc - ADR	31,116	371,525
RELX plc (a)	4,710	97,138
RELX plc - ADR	58,124	1,192,705
		1,661,368
METALS & MINING—0.2%
Antofagasta plc (a)	50,787	507,902

MULTI-LINE RETAIL—0.1%
Next plc (a)	3,908	199,016

MULTI-UTILITIES—0.5%
Centrica plc (a)	140,648	242,654
National Grid plc - ADR	21,442	1,028,787
		1,271,441
PHARMACEUTICALS—1.7%
AstraZeneca plc - ADR	55,856	2,121,411
GlaxoSmithKline plc - ADR	52,955	2,023,410
		4,144,821
SOFTWARE—0.1%
Sage Group plc (a)	33,781	259,124
Sage Group plc - ADR	2,320	71,584
		330,708
TRADING COMPANIES & DISTRIBUTORS—0.3%
Ashtead Group plc (a)	12,900	269,131
Bunzl plc (a)	12,648	382,018
		651,149
WATER UTILITIES—0.3%
Severn Trent plc (a)	14,819	343,571
United Utilities Group plc (a)	14,801	139,190
United Utilities Group plc - ADR	12,883	240,719
		723,480
WIRELESS TELECOMMUNICATION SERVICES—0.2%
Vodafone Group plc - ADR	25,844	498,272
TOTAL UNITED KINGDOM		24,240,500

UNITED STATES—0.2%
HOTELS, RESTAURANTS & LEISURE—0.2%
Yum China Holdings, Inc.	16,477	552,474
TOTAL COMMON STOCKS (COST $219,774,893)		244,422,091

	Shares	Fair Value
PREFERRED STOCKS—0.4%
BRAZIL—0.4%
BANKS—0.4%
Itau Unibanco Holding S.A. - ADR (COST $594,224)	92,356	$844,134

	Coupon	Maturity	Par Value	Value
CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc. (d)	1.500%	06/17/19	$500,000	$496,777
Calvert Social Investment Foundation, Inc. (d)	1.500%	06/15/20	500,000	489,459
Calvert Social Investment Foundation, Inc. (d)	3.000%	06/15/23	870,000	869,152
Calvert Social Investment Foundation, Inc. (d)	3.000%	12/15/23	480,000	480,000
TOTAL CORPORATE NOTES (COST $2,350,000)				2,335,388

			Shares	Value
MONEY MARKET FUNDS—1.5%
First American Government Obligations Fund - Class X, 2.36% (e) (Cost $3,768,244)			3,768,244	$3,768,244

TOTAL INVESTMENTS (COST $226,487,361)—100.6%				$251,369,857
Liabilities in Excess of Other Assets—(0.6)%				(1,534,404)
NET ASSETS—100.0%				$249,835,453

(a)	This security has been fair valued by a systematic valuation model provided by an independent third-party pricing service under the guidelines established by the Board of Trustees (Note 2).
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.50%, 06/17/19	06/10/16	$500,000	$496,777	0.2%
Calvert Social Investment Foundation, Inc. 1.50%, 06/15/20	06/15/17	500,000	489,459	0.2%
Calvert Social Investment Foundation, Inc. 3.00%, 06/15/23	06/15/18	870,000	869,152	0.3%
Calvert Social Investment Foundation, Inc. 3.00%, 12/15/23	12/17/18	480,000	480,000	0.2%
		$2,350,000	$2,335,388	0.9%

(e)	The rate shown is the 7-day effective yield as of December 31, 2018.

ADR	— American Depositary Receipt
plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Value Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

Value stocks really took it on the chin during 2018 returning -8.95% as measured by the S&P 500 Value Index. Overall, 2018 was a roller coaster year for U.S. large cap stock returns with big drops occurring in the fourth quarter leading to an S&P 500 Index annual return of -4.39 percent. This snapped a nine-year string of positive yearly returns for the S&P 500. Through the third quarter the S&P 500 appeared ready for its third straight year of double-digit positive returns, but a host of economic and political concerns appeared to spook the markets as the year concluded. However, if one looks back over two years, the S&P 500 shows a respectable annualized positive return of 7.92%. In terms of major asset classes, short-term and intermediate term bonds ended 2018 with small positive returns and the U.S. Aggregate bond index finished flat. All other major asset classes experienced negative returns with international stocks and commodities recording double digit losses. Again, looking back over the two-year period things are not as grim as all major classes reported annualized positive returns with the lone exception of commodities, down 6.37%. Crude oil took a dramatic drop in the fourth quarter, ending the year at $45.41 per barrel versus $60.39 per barrel at the start of the year and $76.90 per barrel at the peak on October 3.

In a review of sector breakouts for large cap stocks, not all sector returns were negative in 2018. Utilities, consumer staples, communications, and technology managed positive single digit returns. The sectors with double digit negative returns were energy, materials, and industrials.

2018 saw the value style once again underperforming the growth style, which it has done for five of the last six years. The S&P 500 Value Index returned -8.95 percent while the S&P 500 Growth Index was essentially flat, returning -0.01 percent.

In this environment, the Praxis Value Index Fund Class I Shares returned -8.06 percent, outperforming the -8.95 percent return of the benchmark (S&P 500 Value Index), but obviously a much smaller return than the positive 16.91 percent return in 2017. The Praxis Value Index Fund Class A Shares (without load) returned -8.47 percent. Stock specific factors and fundamental factors (versus industry selection) were once again the leading contributors to relative performance. Not owning General Electric (military weapons screen) was again a positive contributor as GE tumbled by 55 percent during the year. Also, unlike last year, this year not owning Wells Fargo (governance screen) was a positive contributor as WFC dropped 22 percent during the year. We continue to be pleased with the performance of the fund, being able to incorporate our Values + ESG screens and deliver returns that closely track benchmark returns, especially in years of increased volatility.

The annual mid-December reconstitution of the benchmark index and our routine updating of our Values + ESG screening list again caused some realignment of portfolio holdings near year end. Of note this year, large market holding Apple moved from the S&P 500 Growth Index to the S&P 500 Value Index.

Dale Snyder, CFA®
Praxis Value Index Fund Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2018, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Value Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/08 to 12/31/18

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/08 to 12/31/18 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Ten Years Ended	Expense Ratio** Gross / Net
Praxis Value Index Fund
Class A *	5/1/01	-13.30%	5.41%	4.30%	9.70%	0.94%	0.94%
Class A (without load)	5/1/01	-8.47%	7.33%	5.43%	10.29%
Class I	5/1/06	-8.06%	7.86%	5.92%	10.92%	0.45%	0.45%
S&P 500 Value Index [1]		-8.95%	7.23%	6.06%	11.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2018.

[1]	The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Value Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.6%
AEROSPACE & DEFENSE—0.1%
TransDigm Group, Inc. (a)	660	$224,440

AIR FREIGHT & LOGISTICS—0.6%
FedEx Corp.	2,330	375,899
United Parcel Service, Inc. - Class B	7,240	706,117
		1,082,016
AIRLINES—0.8%
American Airlines Group, Inc.	8,120	260,733
Delta Air Lines, Inc.	11,300	563,870
Southwest Airlines Co.	9,830	456,898
United Continental Holdings, Inc. (a)	3,060	256,214
		1,537,715
AUTO COMPONENTS—0.4%
Aptiv plc	4,830	297,383
BorgWarner, Inc.	7,240	251,518
Goodyear Tire & Rubber Co. (The)	9,590	195,732
		744,633
AUTOMOBILES—0.4%
Ford Motor Co.	89,723	686,381

BANKS—10.6%
Bank of America Corp.	172,900	4,260,256
BB&T Corp.	16,944	734,014
Citigroup, Inc.	47,146	2,454,421
Citizens Financial Group, Inc.	17,060	507,194
Fifth Third Bancorp	19,490	458,599
JPMorgan Chase & Co.	64,905	6,336,026
KeyCorp	18,558	274,287
M&T Bank Corp.	2,776	397,329
PNC Financial Services Group, Inc. (The)	14,391	1,682,452
Regions Financial Corp.	24,860	332,627
SunTrust Banks, Inc.	9,866	497,641
U.S. Bancorp	23,767	1,086,152
Zions Bancorp.	5,120	208,589
		19,229,587
BEVERAGES—1.9%
Coca-Cola Co. (The)	39,570	1,873,640
PepsiCo, Inc.	14,219	1,570,915
		3,444,555
BIOTECHNOLOGY—2.5%
AbbVie, Inc.	13,498	1,244,381
Amgen, Inc.	3,974	773,618
Biogen, Inc. (a)	1,360	409,251
Celgene Corp. (a)	7,340	470,421
Gilead Sciences, Inc.	23,730	1,484,311
Regeneron Pharmaceuticals, Inc. (a)	490	183,015
		4,564,997
BUILDING PRODUCTS—0.6%
Johnson Controls International plc	26,537	786,822
Masco Corp.	9,410	275,148
		1,061,970
CAPITAL MARKETS—4.6%
Bank of New York Mellon Corp. (The)	24,944	1,174,114
BlackRock, Inc.	2,892	1,136,036
Charles Schwab Corp.	12,430	516,218
CME Group, Inc.	6,340	1,192,681
Franklin Resources, Inc.	7,540	223,636
Goldman Sachs Group, Inc. (The)	7,387	1,233,998
Invesco Ltd.	20,392	341,362
Moody’s Corp.	2,170	303,887
Morgan Stanley	29,341	1,163,371
Northern Trust Corp.	3,977	332,437
State Street Corp.	10,580	667,281
		8,285,021
CHEMICALS—3.4%
Air Products & Chemicals, Inc.	2,887	462,064
Albemarle Corp.	3,460	266,662
Celanese Corp.	2,130	191,636
DowDuPont, Inc.	43,893	2,347,398
Eastman Chemical Co.	3,520	257,347
Ecolab, Inc.	2,076	305,899
International Flavors & Fragrances, Inc.	2,880	386,698
Linde plc	6,056	944,978
LyondellBasell Industries N.V. - Class A	8,120	675,259
Sherwin-Williams Co. (The)	1,030	405,264
		6,243,205
COMMERCIAL SERVICES & SUPPLIES—0.9%
Republic Services, Inc.	12,300	886,707
Waste Management, Inc.	7,680	683,443
		1,570,150
CONSTRUCTION MATERIALS—0.1%
Vulcan Materials Co.	2,520	248,976

CONSUMER FINANCE—1.0%
American Express Co.	6,414	611,383
Capital One Financial Corp.	10,660	805,789
Synchrony Financial	13,930	326,798
		1,743,970
CONTAINERS & PACKAGING—0.5%
Ball Corp.	5,768	265,213
International Paper Co.	12,951	522,702
WestRock Co.	4,550	171,808
		959,723
DIVERSIFIED FINANCIAL SERVICES—0.2%
Jefferies Financial Group, Inc.	16,790	291,474

DIVERSIFIED TELECOMMUNICATION SERVICES—2.3%
AT&T, Inc.	135,106	3,855,925
CenturyLink, Inc.	12,078	182,982
Verizon Communications, Inc.	3,480	195,646
		4,234,553
ELECTRIC UTILITIES—3.6%
American Electric Power Co., Inc.	15,270	1,141,280
Duke Energy Corp.	21,154	1,825,590
Edison International	8,487	481,807
Evergy, Inc.	5,670	321,886
NextEra Energy, Inc.	2,655	461,492
PPL Corp.	22,061	624,988
Southern Co. (The)	30,761	1,351,023

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.6%, continued
ELECTRIC UTILITIES—3.6%, continued
Xcel Energy, Inc.	8,064	$397,314
		6,605,380
ELECTRICAL EQUIPMENT—1.2%
Eaton Corp. plc	5,620	385,869
Emerson Electric Co.	13,744	821,204
Rockwell Automation, Inc.	6,000	902,880
		2,109,953
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
Amphenol Corp. - Class A	2,810	227,666
Corning, Inc.	14,610	441,368
TE Connectivity Ltd.	9,136	690,956
		1,359,990
ENERGY EQUIPMENT & SERVICES—1.5%
Baker Hughes, a GE Co.	18,200	391,300
Helmerich & Payne, Inc.	7,130	341,812
National Oilwell Varco, Inc.	9,526	244,818
Schlumberger Ltd.	40,966	1,478,054
TechnipFMC plc	15,590	305,252
		2,761,236
ENTERTAINMENT—1.9%
Activision Blizzard, Inc.	14,220	662,226
Electronic Arts, Inc. (a)	2,910	229,628
Twenty-First Century Fox, Inc. - Class B	14,280	682,298
Viacom, Inc. - Class B	11,130	286,041
Walt Disney Co. (The)	13,677	1,499,683
		3,359,876
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—2.1%
Crown Castle International Corp.	5,780	627,881
Digital Realty Trust, Inc.	2,690	286,620
Equinix, Inc.	650	229,164
Equity Residential	2,710	178,887
Host Hotels & Resorts, Inc.	15,800	263,386
Iron Mountain, Inc.	5,970	193,488
Mid-America Apartment Communities, Inc.	1,780	170,346
Prologis, Inc.	13,820	811,510
Simon Property Group, Inc.	2,079	349,251
Ventas, Inc.	6,840	400,756
Weyerhaeuser Co.	11,149	243,717
		3,755,006
FOOD & STAPLES RETAILING—3.1%
Costco Wholesale Corp.	8,440	1,719,312
Kroger Co. (The)	11,724	322,410
Walgreens Boots Alliance, Inc.	13,050	891,706
Walmart, Inc.	28,850	2,687,378
		5,620,806
FOOD PRODUCTS—2.3%
Campbell Soup Co.	9,790	322,972
Conagra Brands, Inc.	15,230	325,313
General Mills, Inc.	23,954	932,769
J.M. Smucker Co. (The)	2,030	189,785
Kraft Heinz Co. (The)	16,630	715,755
Mondelez International, Inc. - Class A	30,982	1,240,209
Tyson Foods, Inc. - Class A	9,190	490,746
		4,217,549
GAS UTILITIES—0.4%
Sempra Energy	7,393	799,849

HEALTH CARE EQUIPMENT & SUPPLIES—1.9%
Baxter International, Inc.	6,002	395,051
Becton, Dickinson and Co.	2,440	549,781
Danaher Corp.	13,250	1,366,340
Dentsply Sirona, Inc.	9,670	359,821
Medtronic plc	2,600	236,496
Stryker Corp.	2,960	463,980
		3,371,469
HEALTH CARE PROVIDERS & SERVICES—5.0%
AmerisourceBergen Corp.	4,630	344,472
Anthem, Inc.	5,190	1,363,050
Cardinal Health, Inc.	8,170	364,382
Centene Corp. (a)	3,970	457,741
Cigna Corp.	2,382	452,419
CVS Health Corp.	21,034	1,378,147
McKesson Corp.	3,974	439,008
UnitedHealth Group, Inc.	17,000	4,235,040
		9,034,259
HOTELS, RESTAURANTS & LEISURE—1.5%
Carnival Corp.	11,853	584,353
Marriott International, Inc. - Class A	5,180	562,341
McDonald’s Corp.	1,640	291,215
Royal Caribbean Cruises Ltd.	4,330	423,430
Starbucks Corp.	12,890	830,116
		2,691,455
HOUSEHOLD DURABLES—0.1%
Whirlpool Corp.	1,752	187,236

HOUSEHOLD PRODUCTS—1.5%
Colgate-Palmolive Co.	6,578	391,522
Kimberly-Clark Corp.	2,070	235,856
Procter & Gamble Co. (The)	23,026	2,116,550
		2,743,928
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.1%
AES Corp.	11,844	171,264

INDUSTRIAL CONGLOMERATES—0.2%
Roper Technologies, Inc.	1,100	293,172

INSURANCE—6.4%
Aflac, Inc.	17,570	800,489
Allstate Corp. (The)	10,919	902,237
American International Group, Inc.	26,277	1,035,577
Aon plc	3,307	480,706
Brighthouse Financial, Inc. (a)	5,673	172,913
Chubb Corp.	14,717	1,901,143
Cincinnati Financial Corp.	3,262	252,544
Hartford Financial Services Group, Inc. (The)	14,530	645,859
Lincoln National Corp.	4,220	216,528
Marsh & McLennan Cos., Inc.	6,280	500,830
MetLife, Inc.	24,023	986,384
Principal Financial Group, Inc.	11,170	493,379
Progressive Corp. (The)	6,910	416,880
Prudential Financial, Inc.	10,620	866,061

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.6%, continued
INSURANCE—6.4%, continued
Travelers Cos., Inc. (The)	9,533	$1,141,577
Unum Group	13,960	410,145
Willis Towers Watson plc	2,350	356,871
		11,580,123
INTERACTIVE MEDIA & SERVICES—0.2%
Alphabet, Inc. - Class C (a)	300	310,683

INTERNET & DIRECT MARKETING RETAIL—0.6%
Booking Holdings, Inc. (a)	420	723,416
eBay, Inc. (a)	11,230	315,226
		1,038,642
IT SERVICES—3.1%
Accenture plc - Class A	10,140	1,429,841
Cognizant Technology Solutions Corp. - Class A	10,250	650,670
DXC Technology Co.	5,750	305,727
FleetCor Technologies, Inc. (a)	1,110	206,149
International Business Machines Corp.	17,782	2,021,280
Mastercard, Inc. - Class A	1,890	356,549
Paychex, Inc.	3,684	240,013
Visa, Inc. - Class A	3,120	411,653
		5,621,882
LIFE SCIENCES TOOLS & SERVICES—0.2%
Thermo Fisher Scientific, Inc.	1,774	397,003

MACHINERY—2.9%
Deere & Co.	7,637	1,139,211
Dover Corp.	5,703	404,628
Flowserve Corp.	6,920	263,098
Illinois Tool Works, Inc.	8,785	1,112,972
Ingersoll-Rand plc	2,185	199,338
PACCAR, Inc.	6,906	394,609
Parker-Hannifin Corp.	4,407	657,260
Pentair plc	9,110	344,176
Stanley Black & Decker, Inc.	5,020	601,095
Xylem, Inc.	2,720	181,478
		5,297,865
MEDIA—1.7%
CBS Corp. - Class B	8,110	354,569
Charter Communications, Inc. - Class A (a)	2,120	604,136
Comcast Corp. - Class A	47,900	1,630,995
Discovery, Inc. (a)	6,720	166,253
Omnicom Group, Inc.	3,799	278,239
		3,034,192
METALS & MINING—0.6%
Newmont Mining Corp.	19,630	680,179
Nucor Corp.	8,860	459,037
		1,139,216
MULTI-LINE RETAIL—0.7%
Dollar Tree, Inc. (a)	4,230	382,054
Macy’s, Inc.	9,443	281,212
Target Corp.	8,326	550,265
		1,213,531
MULTI-UTILITIES—0.6%
Consolidated Edison, Inc.	7,361	562,822
DTE Energy Co.	3,580	394,874
NiSource, Inc.	7,270	184,295
		1,141,991
OIL, GAS & CONSUMABLE FUELS—4.6%
Anadarko Petroleum Corp.	5,330	233,667
Apache Corp.	7,688	201,810
Cabot Oil & Gas Corp.	11,790	263,507
ConocoPhillips	9,127	569,068
Devon Energy Corp.	14,320	322,773
Hess Corp.	9,090	368,145
HollyFrontier Corp.	6,190	316,433
Kinder Morgan, Inc.	46,931	721,799
Marathon Petroleum Corp.	15,641	922,975
Newfield Exploration Co. (a)	13,130	192,486
Noble Energy, Inc.	14,138	265,229
Occidental Petroleum Corp.	17,500	1,074,150
ONEOK, Inc.	5,405	291,600
Phillips 66	14,010	1,206,961
Valero Energy Corp.	9,670	724,960
Williams Cos., Inc. (The)	25,781	568,471
		8,244,034
PHARMACEUTICALS—2.9%
Allergan plc	5,790	773,891
Bristol-Myers Squibb Co.	16,139	838,905
Johnson & Johnson	23,371	3,016,028
Mylan N.V. (a)	10,220	280,028
Perrigo Co. plc	3,340	129,425
Zoetis, Inc.	2,270	194,176
		5,232,453
PROFESSIONAL SERVICES—0.1%
Nielsen Holdings plc	11,010	256,863

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.1%
CBRE Group, Inc. - Class A (a)	6,650	266,266

ROAD & RAIL—0.3%
CSX Corp.	3,820	237,336
J.B. Hunt Transport Services, Inc.	2,640	245,626
		482,962
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.0%
Analog Devices, Inc.	2,400	205,992
Applied Materials, Inc.	19,590	641,376
Intel Corp.	29,328	1,376,363
Lam Research Corp.	2,870	390,808
Microchip Technology, Inc.	2,530	181,958
Micron Technology, Inc. (a)	20,260	642,850
NVIDIA Corp.	5,320	710,220
QUALCOMM, Inc.	11,780	670,400
Texas Instruments, Inc.	6,630	626,535
		5,446,502
SOFTWARE—1.0%
Microsoft Corp.	3,090	313,851
Oracle Corp.	27,442	1,239,007
Symantec Corp.	11,610	219,371
		1,772,229

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2018

	Shares	Fair Value
COMMON STOCKS—97.6%, continued
SPECIALTY RETAIL—1.9%
Best Buy Co., Inc.	4,590	$243,086
Home Depot, Inc. (The)	11,942	2,051,875
L Brands, Inc.	12,830	329,346
Lowe’s Cos., Inc.	8,010	739,804
		3,364,111
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—7.7%
Apple, Inc.	80,580	12,710,689
HP, Inc.	32,290	660,653
Seagate Technology plc	4,910	189,477
Western Digital Corp.	9,215	340,679
		13,901,498
TEXTILES, APPAREL & LUXURY GOODS—0.7%
NIKE, Inc. - Class B	12,420	920,819
PVH Corp.	3,730	346,703
		1,267,522
WATER UTILITIES—0.2%
American Water Works Co., Inc.	3,640	330,403
TOTAL COMMON STOCKS (COST $159,049,458)		176,575,765

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/17/19	$260,000	$258,324
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/15/20	250,000	244,730
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/15/23	450,000	449,561
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/15/23	720,000	720,000
TOTAL CORPORATE NOTES (COST $1,680,000)				1,672,615

	Shares	FAIR Value
MONEY MARKET FUNDS—0.9%
First American Government Obligations Fund - Class X, 2.36% (c) (Cost $1,547,709)	1,547,709	$1,547,709

TOTAL INVESTMENTS (COST $162,277,167)—99.4%		$179,796,089
Other Assets in Excess of Liabilities—0.6%		1,112,922
NET ASSETS—100.0%		$180,909,011

(a)	Non-income producing security.
(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.50%, 06/17/19	06/10/16	$260,000	$258,324	0.1%
Calvert Social Investment Foundation, Inc. 1.50%, 06/15/20	06/15/17	250,000	244,730	0.1%
Calvert Social Investment Foundation, Inc. 3.00%, 6/15/23	06/15/18	450,000	449,561	0.3%
Calvert Social Investment Foundation, Inc. 3.00%, 12/15/23	12/17/18	720,000	720,000	0.4%
		$1,680,000	$1,672,615	0.9%

(c)	The rate shown is the 7-day effective yield as of December 31, 2018.

plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis Growth Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

Given the way 2018 ended, growth stocks as measured by the S&P 500 Growth Index had a relatively good year by ending the year with only the slightest negative return at -0.01 percent. Overall, 2018 was a roller coaster year for U.S. large cap stock returns with big drops occurring at the in the fourth quarter leading to an S&P 500 Index annual return of -4.39 percent. This snapped a nine-year string of positive yearly returns for the S&P 500. Through the third quarter the S&P 500 appeared ready for its third straight year of double-digit positive returns, but a host of economic and political concerns appeared to spook the markets as the year concluded. However, if one looks back over two years, the S&P 500 shows a respectable annualized positive return of 7.92 percent. In terms of major asset classes, short-term and intermediate term bonds ended 2018 with small positive returns and the U.S. Aggregate bond index finished flat. All other major asset classes experienced negative returns with international stocks and commodities recording double digit losses. Again, looking back over the two-year period things are not as grim as all major classes reported annualized positive returns with the lone exception of commodities, down 6.37 percent. Crude oil took a dramatic drop in the fourth quarter, ending the year at $45.41 per barrel versus $60.39 per barrel at the start of the year and $76.90 per barrel at the peak on Oct. 3.

In a review of sector breakouts for large cap stocks, not all sector returns were negative in 2018. Utilities, consumer staples, communications, and technology managed positive single digit returns. The sectors with double digit negative returns were energy, materials, and industrials.

2018 saw the growth style once again outperforming the value style, which it has done for five of the last six years. The S&P 500 Growth Index was essentially flat, returning a -0.01 percent while the S&P 500 Value Index returned a -8.95 percent.

In this environment, the Praxis Growth Index Fund Class I Shares returned a positive 0.39 percent, outperforming the -0.01 percent return of the benchmark (S&P 500 Growth Index), but obviously a much smaller return than the positive 26.78 percent return in 2017. The Praxis Growth Index Fund Class A Shares (without load) returned a -0.05 percent. Industry selection and stock specific factors (versus fundamental factors) were the leading contributors to relative performance, specifically underweight allocations to the tobacco industry. On the stock specific side, not owning 3M (military weapons screen) was a positive contributor as 3M tumbled by 17 percent during the year. We continue to be pleased with the performance of the fund, being able to incorporate our Values + ESG screens and deliver returns that closely track benchmark returns, especially in years of increased volatility.

The annual mid-December reconstitution of the benchmark index and our routine updating of our Values + ESG screening list again caused some realignment of portfolio holdings near year end. Of note this year, large market holding Apple moved from the S&P 500 Growth Index to the S&P 500 Value Index.

Dale Snyder, CFA®
Praxis Growth Index Fund Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2018, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Growth Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/08 to 12/31/18

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/08 to 12/31/18 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Ten Years Ended	Expense Ratio** Gross / Net
Praxis Growth Index Fund
Class A *	5/1/07	-5.31%	8.62%	8.71%	13.68%	0.85%	0.85%
Class A (without load)	5/1/07	-0.05%	10.59%	9.89%	14.29%
Class I	5/1/07	0.39%	11.05%	10.35%	14.79%	0.44%	0.44%
S&P 500 Growth Index [1]		-0.01%	10.85%	10.55%	14.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2018.

[1]	The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings charge to price and momentum) of the S&P 500 Index, a universe of large capitalization companies in the US equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Growth Index Fund
December 31, 2018

	Shares	fair Value
COMMON STOCKS—98.7%
AEROSPACE & DEFENSE—0.3%
TransDigm Group, Inc. (a)	2,257	$767,515

AIR FREIGHT & LOGISTICS—0.6%
FedEx Corp.	3,068	494,961
United Parcel Service, Inc. - Class B	9,108	888,303
		1,383,264
AIRLINES—0.1%
Delta Air Lines, Inc.	6,285	313,621

BANKS—1.4%
BB&T Corp.	5,499	238,217
Citizens Financial Group, Inc.	14,569	433,136
JPMorgan Chase & Co.	4,809	469,455
PNC Financial Services Group, Inc. (The)	2,433	284,442
U.S. Bancorp	44,760	2,045,532
		3,470,782
BEVERAGES—2.3%
Coca-Cola Co. (The)	57,289	2,712,634
Monster Beverage Corp. (a)	8,550	420,831
PepsiCo, Inc.	24,978	2,759,570
		5,893,035
BIOTECHNOLOGY—3.2%
AbbVie, Inc.	22,902	2,111,335
Alexion Pharmaceuticals, Inc. (a)	6,163	600,030
Amgen, Inc.	11,663	2,270,436
Biogen, Inc. (a)	2,496	751,096
Celgene Corp. (a)	12,209	782,475
Incyte Corp. (a)	4,067	258,621
Regeneron Pharmaceuticals, Inc. (a)	1,071	400,018
Vertex Pharmaceuticals, Inc. (a)	5,884	975,038
		8,149,049
BUILDING PRODUCTS—0.1%
Johnson Controls International plc	12,325	365,436

CAPITAL MARKETS—1.7%
Ameriprise Financial, Inc.	2,290	239,007
BlackRock, Inc.	640	251,405
Cboe Global Markets, Inc.	4,824	471,932
Charles Schwab Corp. (The)	11,107	461,274
Intercontinental Exchange, Inc.	13,888	1,046,183
MSCI, Inc.	1,797	264,932
Northern Trust Corp.	2,949	246,507
S&P Global, Inc.	5,128	871,452
T. Rowe Price Group, Inc.	4,600	424,672
		4,277,364
CHEMICALS—1.9%
Air Products & Chemicals, Inc.	7,178	1,148,839
Albemarle Corp.	6,211	478,682
Celanese Corp.	2,677	240,850
DowDuPont, Inc.	4,133	221,033
Ecolab, Inc.	8,256	1,216,521
Linde plc	8,079	1,260,647
Sherwin-Williams Co. (The)	749	294,701
		4,861,273
COMMERCIAL SERVICES & SUPPLIES—1.2%
Cintas Corp.	1,634	274,496
Republic Services, Inc.	10,213	736,255
Rollins, Inc.	6,764	244,180
Waste Management, Inc.	18,252	1,624,246
		2,879,177
COMMUNICATIONS EQUIPMENT—2.0%
Cisco Systems, Inc.	103,780	4,496,787
Juniper Networks, Inc.	17,022	458,062
		4,954,849
CONSTRUCTION & ENGINEERING—0.2%
Quanta Services, Inc.	16,002	481,660

CONSTRUCTION MATERIALS—0.1%
Martin Marietta Materials, Inc.	1,616	277,742

CONSUMER FINANCE—0.4%
American Express Co.	7,894	752,456
Discover Financial Services	4,095	241,523
		993,979
CONTAINERS & PACKAGING—0.4%
Avery Dennison Corp.	5,268	473,224
Ball Corp.	7,143	328,435
International Paper Co.	6,608	266,699
		1,068,358
DISTRIBUTORS—0.1%
Genuine Parts Co.	2,808	269,624

DIVERSIFIED TELECOMMUNICATION SERVICES—2.3%
AT&T, Inc.	8,289	236,568
Verizon Communications, Inc.	97,758	5,495,955
		5,732,523
ELECTRIC UTILITIES—1.8%
American Electric Power Co., Inc.	8,040	600,910
Duke Energy Corp.	5,688	490,874
Eversource Energy	3,989	259,445
NextEra Energy, Inc.	12,598	2,189,784
Southern Co. (The)	13,034	572,453
Xcel Energy, Inc.	8,037	395,983
		4,509,449
ELECTRICAL EQUIPMENT—0.5%
Eaton Corp. plc	4,956	340,279
Rockwell Automation, Inc.	6,187	931,020
		1,271,299
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
IPG Photonics Corp. (a)	3,926	444,777
Keysight Technologies, Inc. (a)	4,294	266,571
		711,348
ENERGY EQUIPMENT & SERVICES—0.2%
Baker Hughes, a GE Co.	5,892	126,678
Schlumberger Ltd.	12,261	442,377
		569,055
ENTERTAINMENT—1.3%
Electronic Arts, Inc. (a)	3,067	242,017
Twenty-First Century Fox, Inc. - Class B	16,156	771,934

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2018

	Shares	fair Value
COMMON STOCKS—98.7%, continued
ENTERTAINMENT—1.3%, continued
Walt Disney Co. (The)	19,976	$2,190,368
		3,204,319
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—3.0%
American Tower Corp.	10,912	1,726,169
AvalonBay Communities, Inc.	2,316	403,100
Boston Properties, Inc.	4,092	460,555
Crown Castle International Corp.	4,969	539,782
Digital Realty Trust, Inc.	4,316	459,870
Equinix, Inc.	1,090	384,290
Extra Space Storage, Inc.	2,966	268,364
HCP, Inc.	11,789	329,267
Iron Mountain, Inc.	8,187	265,341
Public Storage	3,491	706,613
Realty Income Corp.	4,636	292,253
Simon Property Group, Inc.	6,522	1,095,631
Welltower, Inc.	9,000	624,690
		7,555,925
FOOD & STAPLES RETAILING—0.4%
Sysco Corp.	8,321	521,394
Walmart, Inc.	4,407	410,512
		931,906
FOOD PRODUCTS—0.6%
Hershey Co. (The)	2,231	239,118
Hormel Foods Corp.	5,860	250,105
Kellogg Co.	8,574	488,804
McCormick & Co., Inc.	1,790	249,240
Mondelez International, Inc. - Class A	5,770	230,973
		1,458,240
HEALTH CARE EQUIPMENT & SUPPLIES—6.0%
Abbott Laboratories	49,902	3,609,412
Align Technology, Inc. (a)	1,431	299,694
Becton, Dickinson and Co.	5,874	1,323,530
Boston Scientific Corp. (a)	35,332	1,248,633
Cooper Cos., Inc. (The)	1,161	295,475
Danaher Corp.	13,225	1,363,762
Edwards Lifesciences Corp. (a)	4,070	623,402
Hologic, Inc. (a)	6,559	269,575
IDEXX Laboratories, Inc. (a)	2,060	383,201
Intuitive Surgical, Inc. (a)	2,661	1,274,406
Medtronic plc	35,026	3,185,965
ResMed, Inc.	3,458	393,762
Stryker Corp.	5,375	842,531
		15,113,348
HEALTH CARE PROVIDERS & SERVICES—1.5%
AmerisourceBergen Corp.	5,540	412,176
Cigna Corp.	5,474	1,039,622
CVS Health Corp.	6,837	447,960
HCA Healthcare, Inc.	4,561	567,617
Humana, Inc.	3,198	916,163
UnitedHealth Group, Inc.	980	244,138
WellCare Health Plans, Inc. (a)	1,059	250,019
		3,877,695
HEALTH CARE TECHNOLOGY—0.2%
Cerner Corp. (a)	9,173	481,032
HOTELS, RESTAURANTS & LEISURE—2.4%
Carnival Corp.	9,381	462,483
Chipotle Mexican Grill, Inc. (a)	778	335,933
Marriott International, Inc. - Class A	3,226	350,214
McDonald’s Corp.	18,877	3,351,989
Starbucks Corp.	14,909	960,140
Yum! Brands, Inc.	7,084	651,161
		6,111,920
HOUSEHOLD DURABLES—0.2%
Mohawk Industries, Inc. (a)	3,120	364,915

HOUSEHOLD PRODUCTS—2.0%
Church & Dwight Co., Inc.	4,462	293,421
Clorox Co. (The)	2,852	439,607
Colgate-Palmolive Co.	10,399	618,949
Kimberly-Clark Corp.	3,801	433,086
Procter & Gamble Co. (The)	34,487	3,170,045
		4,955,108
INDUSTRIAL CONGLOMERATES—0.3%
Roper Technologies, Inc.	2,829	753,985

INSURANCE—2.3%
Aflac, Inc.	8,308	378,513
Allstate Corp. (The)	3,039	251,113
American International Group, Inc.	6,403	252,342
Aon plc	4,556	662,260
Arthur J. Gallagher & Co.	4,367	321,848
Chubb Corp.	5,335	689,175
Cincinnati Financial Corp.	3,545	274,454
Marsh & McLennan Cos., Inc.	12,031	959,472
MetLife, Inc.	6,692	274,774
Principal Financial Group, Inc.	9,237	407,998
Progressive Corp. (The)	11,913	718,711
Torchmark Corp.	6,108	455,229
Travelers Cos., Inc.	2,024	242,374
		5,888,263
INTERACTIVE MEDIA & SERVICES—8.8%
Alphabet, Inc. - Class A (a)	5,497	5,744,145
Alphabet, Inc. - Class C (a)	8,586	8,891,747
Facebook, Inc. - Class A (a)	54,765	7,179,144
Twitter, Inc. (a)	12,505	359,394
		22,174,430
INTERNET & DIRECT MARKETING RETAIL—7.5%
Amazon.com, Inc. (a)	9,286	13,947,293
Booking Holdings, Inc. (a)	1,030	1,774,092
eBay, Inc. (a)	8,486	238,202
Expedia Group, Inc.	2,852	321,278
Netflix, Inc. (a)	9,792	2,620,927
		18,901,792
IT SERVICES—7.2%
Accenture plc - Class A	9,729	1,371,886
Akamai Technologies, Inc. (a)	6,711	409,908
Automatic Data Processing, Inc.	11,168	1,464,348
DXC Technology Co.	2,990	158,978
Fidelity National Information Services, Inc.	6,830	700,416
Fiserv, Inc. (a)	8,820	648,182
FleetCor Technologies, Inc. (a)	1,333	247,565

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2018

	Shares	fair Value
COMMON STOCKS—98.7%, continued
IT SERVICES—7.2%, continued
Gartner, Inc. (a)	2,140	$273,578
Mastercard, Inc. - Class A	21,816	4,115,588
Paychex, Inc.	6,525	425,104
PayPal Holdings, Inc. (a)	26,707	2,245,792
Total System Services, Inc.	3,608	293,294
VeriSign, Inc. (a)	2,251	333,801
Visa, Inc. - Class A	41,463	5,470,628
		18,159,068
LIFE SCIENCES TOOLS & SERVICES—1.6%
Agilent Technologies, Inc.	5,785	390,256
Illumina, Inc. (a)	3,249	974,473
Mettler-Toledo International, Inc. (a)	600	339,348
Thermo Fisher Scientific, Inc.	9,457	2,116,382
Waters Corp. (a)	1,646	310,518
		4,130,977
MACHINERY—1.0%
Dover Corp.	3,391	240,592
Illinois Tool Works, Inc.	5,781	732,395
Ingersoll-Rand plc	5,595	510,432
Pentair plc	6,950	262,571
Stanley Black & Decker, Inc.	4,056	485,665
Xylem, Inc.	3,720	248,198
		2,479,853
MEDIA—1.1%
CBS Corp. - Class B	9,801	428,500
Charter Communications, Inc. - Class A (a)	1,837	523,490
Comcast Corp. - Class A	53,294	1,814,660
		2,766,650
MULTI-LINE RETAIL—0.2%
Dollar General Corp.	3,510	379,361

OIL, GAS & CONSUMABLE FUELS—2.6%
Anadarko Petroleum Corp.	13,642	598,065
Apache Corp.	13,884	364,455
Cabot Oil & Gas Corp.	10,588	236,642
ConocoPhillips	33,065	2,061,603
Devon Energy Corp.	11,664	262,907
Hess Corp.	8,179	331,250
Marathon Oil Corp.	17,450	250,233
Occidental Petroleum Corp.	30,785	1,889,583
ONEOK, Inc.	5,111	275,738
Phillips 66	2,869	247,164
		6,517,640
PERSONAL PRODUCTS—0.1%
Estee Lauder Cos., Inc. (The) - Class A	2,452	319,005

PHARMACEUTICALS—6.2%
Bristol-Myers Squibb Co.	24,259	1,260,983
Eli Lilly & Co.	25,784	2,983,724
Johnson & Johnson	41,810	5,395,581
Merck & Co., Inc.	66,121	5,052,306
Zoetis, Inc.	10,745	919,127
		15,611,721
PROFESSIONAL SERVICES—0.6%
Equifax, Inc.	4,774	444,603
IHS Markit Ltd. (a)	7,747	371,624
Nielsen Holdings plc	10,461	244,055
Verisk Analytics, Inc. (a)	3,035	330,936
		1,391,218
ROAD & RAIL—1.5%
CSX Corp.	15,653	972,521
Norfolk Southern Corp.	4,255	636,293
Union Pacific Corp.	15,970	2,207,533
		3,816,347
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.4%
Advanced Micro Devices, Inc. (a)	17,446	322,053
Analog Devices, Inc.	4,098	351,731
Broadcom, Inc.	9,079	2,308,608
Intel Corp.	72,384	3,396,981
Microchip Technology, Inc.	3,457	248,628
NVIDIA Corp.	5,454	728,109
Qorvo, Inc. (a)	7,711	468,289
QUALCOMM, Inc.	15,647	890,471
Skyworks Solutions, Inc.	6,628	444,209
Texas Instruments, Inc.	15,934	1,505,763
Xilinx, Inc.	4,619	393,400
		11,058,242
SOFTWARE—11.0%
Adobe, Inc. (a)	10,776	2,437,962
ANSYS, Inc. (a)	1,778	254,147
Autodesk, Inc. (a)	4,626	594,950
Citrix Systems, Inc.	3,452	353,692
Intuit, Inc.	6,400	1,259,840
Microsoft Corp.	176,931	17,970,882
Oracle Corp.	35,196	1,589,099
Red Hat, Inc. (a)	3,789	665,500
salesforce.com, Inc. (a)	17,428	2,387,113
Synopsys, Inc. (a)	2,920	245,981
		27,759,166
SPECIALTY RETAIL—2.5%
AutoZone, Inc. (a)	469	393,182
Home Depot, Inc. (The)	13,415	2,304,965
Lowe’s Cos., Inc.	9,809	905,959
O’Reilly Automotive, Inc. (a)	1,828	629,435
Ross Stores, Inc.	6,132	510,182
TJX Cos., Inc. (The)	25,363	1,134,741
Ulta Beauty, Inc. (a)	1,400	342,776
		6,221,240
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.1%
NetApp, Inc.	5,407	322,636

TEXTILES, APPAREL & LUXURY GOODS—0.5%
NIKE, Inc. - Class B	11,317	839,043
VF Corp.	4,295	306,405
		1,145,448
TRADING COMPANIES & DISTRIBUTORS—0.3%
Fastenal Co.	8,032	419,993
W.W. Grainger, Inc.	863	243,677
		663,670

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2018

	Shares	fair Value
COMMON STOCKS—98.7%, continued
WATER UTILITIES—0.2%
American Water Works Co., Inc.	4,180	$379,419
TOTAL COMMON STOCKS (COST $163,481,414)		248,094,941

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/17/19	$800,000	$794,844
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/15/20	475,000	464,986
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/15/23	900,000	899,123
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/15/23	200,000	200,000
TOTAL CORPORATE NOTES (COST $2,375,000)				2,358,953

	Shares	Value
MONEY MARKET FUNDS—0.3%
First American Government Obligations Fund - Class X, 2.36% (c) (Cost $649,251)	649,251	$649,251

TOTAL INVESTMENTS (COST $166,505,665)—99.9%		$251,103,145
Other Assets in Excess of Liabilities—0.1%		237,168
NET ASSETS—100.0%		$251,340,313

(a)	Non-income producing security.
(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.50%, 06/17/19	06/10/16	$800,000	$794,844	0.3%
Calvert Social Investment Foundation, Inc. 1.50%, 06/15/20	06/15/17	475,000	464,986	0.2%
Calvert Social Investment Foundation, Inc. 3.00%, 6/15/23	06/15/18	900,000	899,123	0.3%
Calvert Social Investment Foundation, Inc. 3.00%, 12/15/23	12/17/18	200,000	200,000	0.1%
		$2,375,000	$2,358,953	0.9%

(c)	The rate shown is the 7-day effective yield as of December 31, 2018.

plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis Small Cap Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

2018 was a year in which U.S. small cap stock returns generally mirrored U.S. large cap value stock returns with the S&P SmallCap 600 Index returning -8.48 percent (versus -8.95 percent for the S&P 500 Value Index). Though 2018 saw a negative return, if one looks back over two years, the S&P SmallCap 600 Index shows an annualized positive return of 1.80 percent. In terms of major asset classes, short-term and intermediate term bonds ended 2018 with small positive returns and the U.S. Aggregate bond index finished flat. All other major asset classes experienced negative returns with international stocks and commodities recording double digit losses. U.S. large cap stocks overall ended the year in the middle of the pack with mid-single digit negative returns. Looking back on a chart of the S&P SmallCap 600 for 2018 one sees the index generally trending higher through August before it started to trend down in September, with steep drops in October and again in December. The U.S. large cap stocks’ trend downward did not start until October. Crude oil took a dramatic drop in the fourth quarter, ending the year at $45.41 per barrel versus $60.39 per barrel at the start of the year and $76.90 per barrel at the peak on October 3.

In a review of sector breakouts for U.S. small cap stocks, consumer staples was the only sector with a positive return in 2018, a result of seeking safety in turbulent times. All other sectors experienced negative returns with energy and materials showing double-digit negative returns.

In this environment, the Praxis Small Cap Index Fund Class I Shares returned -7.83 percent, outperforming the -8.48 percent return of the benchmark (S&P SmallCap 600 Index), but obviously a much smaller return than the positive 11.22 percent return in 2017. The Praxis Small Cap Index Fund Class A Shares (without load) returned -8.56 percent. As to be expected in the small cap space, stock specific factors were the leading contributors to relative performance as annual stock returns can vary widely based on the success of products and services, with a fair number of stocks being acquired or “graduating” up and out of the small cap universe. In terms of industries, a positive contributor was the underweight allocation to basic materials while a negative contributor was the slight overweight allocation to industrials.

2018 was our first full calendar year of running the small cap fund as an optimized index fund. As a reminder, the transition took place at the beginning of 2017, but the first few days of 2017 were used to adjust the portfolio. This involved moving to a fund with approximately 450 holdings from one with approximately 70 holdings and a change of benchmarks to the S&P SmallCap 600 from the Russell 2000. We are pleased with the performance in 2018. We look forward to continuing to be able to incorporate our Values + ESG screens and deliver returns that closely track benchmark returns in the small cap space, especially in years of increased volatility.

Dale Snyder, CFA®
Praxis Small Cap Index Fund Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2018, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Small Cap Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/08 to 12/31/18

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/08 to 12/31/18 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Ten Years Ended	Expense Ratio** Gross / Net
Praxis Small Cap Index Fund
Class A *	5/1/07	-13.38%	1.25%	-1.02%	9.70%	1.66%	1.13%
Class A (without load)	5/1/07	-8.56%	3.07%	0.05%	10.29%
Class I	5/1/07	-7.83%	3.75%	0.69%	10.92%	0.50%	0.50%
S&P SmallCap 600 Index [1]		-8.48%	9.46%	6.34%	13.61%
Russell 2000 Index [2]		-11.01%	7.36%	4.41%	11.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

The returns include the Fund’s performance when the Fund’s portfolio was managed by a sub-adviser and pursued a different investment strategy prior to January 1, 2017.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2018. Contractual fee waivers are in effect from May 1, 2018 through April 30, 2019 for Class A.

[1]	The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

[2]	The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. You cannot invest directly in an index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Small Cap Index Fund
December 31, 2018

	Shares	fair Value
COMMON STOCKS—96.8%
AEROSPACE & DEFENSE—0.5%
Axon Enterprise, Inc. (a)	7,480	$327,250
Engility Holdings, Inc. (a)	5,700	162,222
		489,472
AIR FREIGHT & LOGISTICS—0.7%
Echo Global Logistics, Inc. (a)	6,670	135,601
Forward Air Corp.	6,040	331,294
Hub Group, Inc. - Class A (a)	4,660	172,746
		639,641
AIRLINES—0.8%
Allegiant Travel Co.	1,480	148,325
Hawaiian Holdings, Inc.	8,210	216,826
SkyWest, Inc.	6,980	310,401
		675,552
AUTO COMPONENTS—1.9%
American Axle & Manufacturing Holdings, Inc. (a)	11,990	133,089
Cooper Tire & Rubber Co.	6,440	208,205
Cooper-Standard Holdings, Inc. (a)	2,550	158,406
Dorman Products, Inc. (a)	4,170	375,383
Fox Factory Holding Corp. (a)	5,290	311,422
Garrett Motion, Inc. (a)	14,830	183,002
Gentherm, Inc. (a)	4,820	192,704
Standard Motor Products, Inc.	3,290	159,335
		1,721,546
AUTOMOBILES—0.2%
Winnebago Industries, Inc.	7,900	191,259

BANKS—9.3%
Ameris Bancorp	5,250	166,268
Banc of California, Inc.	10,340	137,625
Banner Corp.	4,150	221,942
Boston Private Financial Holdings, Inc.	10,750	113,628
Brookline Bancorp, Inc.	12,520	173,026
Central Pacific Financial Corp.	5,690	138,552
City Holding Co.	1,460	98,681
Columbia Banking System, Inc.	8,460	307,013
Community Bank System, Inc.	7,150	416,845
Customers Bancorp, Inc. (a)	6,950	126,490
CVB Financial Corp.	13,780	278,769
Fidelity Southern Corp.	6,280	163,406
First BanCorp.	29,210	251,206
First Commonwealth Financial Corp.	12,660	152,933
First Financial Bancorp	13,550	321,406
First Financial Bankshares, Inc.	9,260	534,209
First Midwest Bancorp, Inc.	13,350	264,464
Glacier Bancorp, Inc.	15,520	614,902
Great Western Bancorp, Inc.	7,950	248,438
Hanmi Financial Corp.	6,740	132,778
Heritage Financial Corp.	6,310	187,533
Hope Bancorp, Inc.	15,300	181,458
Independent Bank Corp.	3,730	262,256
LegacyTexas Financial Group, Inc.	5,590	179,383
NBT Bancorp, Inc.	5,910	204,427
OFG Bancorp	7,240	119,170
Old National Bancorp	19,510	300,454
Opus Bank	6,640	130,078
Pacific Premier Bancorp, Inc. (a)	6,570	167,666
Preferred Bank	2,910	126,149
S&T Bancorp, Inc.	5,970	225,905
Seacoast Banking Corp. of Florida (a)	8,510	221,430
ServisFirst Bancshares, Inc.	4,920	156,800
Simmons First National Corp. - Class A	11,090	267,602
Southside Bancshares, Inc.	4,987	158,337
Tompkins Financial Corp.	2,100	157,521
United Community Banks, Inc.	9,000	193,140
Westamerica Bancorp.	4,020	223,834
		8,325,724
BEVERAGES—0.2%
Coca-Cola Bottling Co. Consolidated	780	138,356

BIOTECHNOLOGY—2.1%
Acorda Therapeutics, Inc. (a)	8,750	136,325
AMAG Pharmaceuticals, Inc. (a)	7,730	117,419
Cytokinetics, Inc. (a)	16,380	103,522
Eagle Pharmaceuticals, Inc. (a)	3,150	126,913
Emergent BioSolutions, Inc. (a)	6,500	385,320
Enanta Pharmaceuticals, Inc. (a)	1,630	115,453
Momenta Pharmaceuticals, Inc. (a)	14,740	162,730
Progenics Pharmaceuticals, Inc. (a)	28,980	121,716
Repligen Corp. (a)	5,430	286,378
Spectrum Pharmaceuticals, Inc. (a)	15,240	133,350
Vanda Pharmaceuticals, Inc. (a)	7,380	192,839
		1,881,965
BUILDING PRODUCTS—2.6%
AAON, Inc.	6,600	231,396
American Woodmark Corp. (a)	2,505	139,478
Apogee Enterprises, Inc.	4,720	140,892
Gibraltar Industries, Inc. (a)	6,050	215,319
Insteel Industries, Inc.	5,610	136,211
Patrick Industries, Inc. (a)	4,460	132,061
PGT Innovations, Inc. (a)	9,430	149,465
Quanex Building Products Corp.	11,930	162,129
Simpson Manufacturing Co., Inc.	5,660	306,376
Trex Co., Inc. (a)	8,250	489,720
Universal Forest Products, Inc.	7,950	206,382
		2,309,429
CAPITAL MARKETS—1.6%
Blucora, Inc. (a)	6,450	171,828
Donnelley Financial Solutions, Inc. (a)	10,660	149,560
Greenhill & Co., Inc.	6,880	167,872
INTL FCStone, Inc. (a)	4,090	149,612
Investment Technology Group, Inc.	5,340	161,482
Piper Jaffray Cos.	2,460	161,966
Virtus Investment Partners, Inc.	1,600	127,088
Waddell & Reed Financial, Inc. - Class A	10,140	183,331
WisdomTree Investments, Inc.	23,400	155,610
		1,428,349
CHEMICALS—2.1%
H.B. Fuller Co.	7,040	300,397
Ingevity Corp. (a)	6,390	534,779
Kraton Corp. (a)	6,500	141,960
LSB Industries, Inc. (a)	20,620	113,822
Quaker Chemical Corp.	2,310	410,510

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2018

	Shares	fair Value
COMMON STOCKS—96.8%, continued
CHEMICALS—2.1%, continued
Rayonier Advanced Materials, Inc.	11,460	$122,049
Stepan Co.	3,960	293,040
		1,916,557
COMMERCIAL SERVICES & SUPPLIES—2.7%
ABM Industries, Inc.	7,420	238,256
Brady Corp. - Class A	6,240	271,191
Essendant, Inc.	6,360	80,009
Interface, Inc.	10,700	152,475
LSC Communications, Inc.	13,920	97,440
Matthews International Corp. - Class A	2,810	114,142
Mobile Mini, Inc.	5,870	186,373
Multi-Color Corp.	3,460	121,411
R.R. Donnelley & Sons Co.	30,530	120,899
Tetra Tech, Inc.	7,820	404,841
UniFirst Corp.	2,490	356,244
US Ecology, Inc.	3,510	221,060
Viad Corp.	1,980	99,178
		2,463,519
COMMUNICATIONS EQUIPMENT—1.6%
ADTRAN, Inc.	14,390	154,549
Applied Optoelectronics, Inc. (a)	7,360	113,565
CalAmp Corp. (a)	9,400	122,294
Finisar Corp. (a)	15,710	339,336
Harmonic, Inc. (a)	31,980	150,946
Lumentum Holdings, Inc. (a)	1	3
NETGEAR, Inc. (a)	4,710	245,061
Viavi Solutions, Inc. (a)	28,270	284,113
		1,409,867
CONSTRUCTION & ENGINEERING—0.9%
Aegion Corp. (a)	7,920	129,254
Arcosa, Inc.	11,690	323,696
Comfort Systems USA, Inc.	4,810	210,101
MYR Group, Inc. (a)	4,650	130,991
		794,042
CONSTRUCTION MATERIALS—0.1%
U.S. Concrete, Inc. (a)	3,620	127,714

CONSUMER FINANCE—1.2%
Encore Capital Group, Inc. (a)	6,580	154,630
Enova International, Inc. (a)	7,260	141,280
Green Dot Corp. - Class A (a)	6,180	491,434
PRA Group, Inc. (a)	6,920	168,640
World Acceptance Corp. (a)	1,600	163,616
		1,119,600
CONTAINERS & PACKAGING—0.2%
Myers Industries, Inc.	10,200	154,122

DIVERSIFIED CONSUMER SERVICES—0.7%
American Public Education, Inc. (a)	5,580	158,807
Career Education Corp. (a)	11,680	133,386
Strategic Education, Inc.	3,000	340,260
		632,453
DIVERSIFIED TELECOMMUNICATION SERVICES—1.2%
ATN International, Inc.	1,320	94,420
Cincinnati Bell, Inc. (a)	13,530	105,263
Cogent Communications Holdings, Inc.	6,040	273,068
Consolidated Communications Holdings, Inc.	12,240	120,931
Iridium Communications, Inc. (a)	10,490	193,541
Vonage Holdings Corp. (a)	27,790	242,607
		1,029,830
ELECTRICAL EQUIPMENT—0.4%
AZZ, Inc.	3,850	155,386
Encore Wire Corp.	3,540	177,637
		333,023
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.5%
Anixter International, Inc. (a)	2,180	118,396
Badger Meter, Inc.	5,090	250,479
Benchmark Electronics, Inc.	8,020	169,864
Control4 Corp. (a)	5,090	89,584
CTS Corp.	6,010	155,599
Daktronics, Inc.	20,710	153,254
Electro Scientific Industries, Inc. (a)	4,390	131,524
ePlus, Inc. (a)	2,280	162,268
Fabrinet (a)	4,640	238,078
FARO Technologies, Inc. (a)	3,280	133,299
II-VI, Inc. (a)	7,820	253,837
Insight Enterprises, Inc. (a)	2,820	114,915
Itron, Inc. (a)	4,950	234,085
KEMET Corp.	8,220	144,179
Knowles Corp. (a)	18,120	241,177
Methode Electronics, Inc.	4,360	101,544
MTS Systems Corp.	3,280	131,626
OSI Systems, Inc. (a)	2,550	186,915
Plexus Corp. (a)	4,900	250,292
Rogers Corp. (a)	2,710	268,453
Sanmina Corp. (a)	8,760	210,766
ScanSource, Inc. (a)	4,820	165,712
TTM Technologies, Inc. (a)	16,420	159,767
		4,065,613
ENERGY EQUIPMENT & SERVICES—2.2%
Archrock, Inc.	21,360	159,987
C&J Energy Services, Inc. (a)	14,350	193,725
Era Group, Inc. (a)	15,280	133,547
Exterran Corp. (a)	12,820	226,914
Helix Energy Solutions Group, Inc. (a)	18,730	101,329
Newpark Resources, Inc. (a)	16,660	114,454
Noble Corp. plc (a)	69,870	183,060
Oil States International, Inc. (a)	9,680	138,231
Pioneer Energy Services Corp. (a)	83,910	103,209
ProPetro Holding Corp. (a)	10,860	133,795
SEACOR Holdings, Inc. (a)	3,470	128,390
TETRA Technologies, Inc. (a)	62,990	105,823
U.S. Silica Holdings, Inc.	13,680	139,262
Unit Corp. (a)	10,610	151,511
		2,013,237
ENTERTAINMENT—0.2%
Marcus Corp. (The)	3,960	156,420

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—5.4%
Acadia Realty Trust	9,380	222,869
Agree Realty Corp.	4,770	282,002

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2018

	Shares	fair Value
COMMON STOCKS—96.8%, continued
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—5.4%, continued
American Assets Trust, Inc.	3,790	$152,244
Armada Hoffler Properties, Inc.	8,590	120,775
CareTrust REIT, Inc.	9,990	184,416
CBL & Associates Properties, Inc.	56,930	109,306
Chatham Lodging Trust	7,580	134,014
Chesapeake Lodging Trust	6,970	169,720
DiamondRock Hospitality Co.	24,980	226,818
EastGroup Properties, Inc.	4,980	456,815
Four Corners Property Trust, Inc.	9,270	242,874
Franklin Street Properties Corp.	20,600	128,338
Getty Realty Corp.	3,980	117,052
Global Net Lease, Inc.	8,930	157,347
Hersha Hospitality Trust	7,500	131,550
Independence Realty Trust, Inc.	16,080	147,614
Kite Realty Group Trust	10,900	153,581
Lexington Realty Trust	19,510	160,177
LTC Properties, Inc.	4,560	190,061
National Storage Affiliates Trust	4,190	110,867
Office Properties Income Trust (a)	15,880	109,096
Pennsylvania Real Estate Investment Trust	20,590	122,305
PS Business Parks, Inc.	2,920	382,520
Retail Opportunity Investments Corp.	14,670	232,960
Saul Centers, Inc.	3,160	149,215
Summit Hotel Properties, Inc.	9,270	90,197
Universal Health Realty Income Trust	1,650	101,261
Washington Prime Group, Inc.	23,940	116,348
		4,902,342
FOOD & STAPLES RETAILING—0.4%
Andersons, Inc. (The)	4,730	141,380
Chefs’ Warehouse, Inc. (The) (a)	2,720	86,985
SpartanNash Co.	9,300	159,774
		388,139
FOOD PRODUCTS—1.9%
B&G Foods, Inc.	9,530	275,512
Calavo Growers, Inc.	2,150	156,864
Cal-Maine Foods, Inc.	7,730	326,979
Darling Ingredients, Inc. (a)	23,090	444,252
J & J Snack Foods Corp.	2,690	388,947
John B. Sanfilippo & Son, Inc.	1,410	78,481
		1,671,035
GAS UTILITIES—1.5%
Northwest Natural Holdings Co.	5,640	340,994
South Jersey Industries, Inc.	14,780	410,884
Spire, Inc.	7,910	585,973
		1,337,851
HEALTH CARE EQUIPMENT & SUPPLIES—2.8%
AngioDynamics, Inc. (a)	7,230	145,540
Anika Therapeutics, Inc. (a)	3,070	103,183
CryoLife, Inc. (a)	3,830	108,695
Heska Corp. (a)	1,420	122,262
Integer Holdings Corp. (a)	4,140	315,716
Invacare Corp.	23,550	101,265
LeMaitre Vascular, Inc.	5,160	121,982
Meridian Bioscience, Inc.	9,350	162,316
Merit Medical Systems, Inc. (a)	7,720	430,853
Neogen Corp. (a)	6,993	398,601
OraSure Technologies, Inc. (a)	13,990	163,403
Orthofix Medical, Inc. (a)	3,650	191,589
Tactile Systems Technology, Inc. (a)	2,490	113,420
		2,478,825
HEALTH CARE PROVIDERS & SERVICES—3.4%
Amedisys, Inc. (a)	3,970	464,927
AMN Healthcare Services, Inc. (a)	6,420	363,757
BioTelemetry, Inc. (a)	4,540	271,129
CorVel Corp. (a)	2,400	148,128
Ensign Group, Inc. (The)	6,850	265,712
LHC Group, Inc. (a)	4,050	380,214
Magellan Health, Inc. (a)	1,600	91,024
Owens & Minor, Inc.	22,720	143,818
Select Medical Holdings Corp. (a)	35,150	539,552
Tivity Health, Inc. (a)	7,220	179,128
U.S. Physical Therapy, Inc.	2,050	209,817
		3,057,206
HEALTH CARE SERVICES—0.1%
Diplomat Pharmacy, Inc. (a)	7,240	97,450

HEALTH CARE TECHNOLOGY—1.2%
HealthStream, Inc.	5,690	137,414
HMS Holdings Corp. (a)	11,250	316,463
NextGen Healthcare, Inc. (a)	9,550	144,682
Omnicell, Inc. (a)	5,710	349,680
Tabula Rasa HealthCare, Inc. (a)	2,320	147,923
		1,096,162
HOTELS, RESTAURANTS & LEISURE—1.6%
Belmond Ltd. - Class A (a)	12,240	306,367
Chuy’s Holdings, Inc. (a)	6,790	120,454
Dave & Buster’s Entertainment, Inc.	5,310	236,614
Dine Brands Global, Inc.	1,870	125,926
Fiesta Restaurant Group, Inc. (a)	9,220	143,002
Red Robin Gourmet Burgers, Inc. (a)	4,050	108,216
Shake Shack, Inc. - Class A (a)	4,080	185,314
Wingstop, Inc.	3,190	204,766
		1,430,659
HOUSEHOLD DURABLES—1.9%
Cavco Industries, Inc. (a)	1,410	183,836
Ethan Allen Interiors, Inc.	6,730	118,380
Installed Building Products, Inc. (a)	5,020	169,124
iRobot Corp. (a)	3,770	315,700
La-Z-Boy, Inc.	6,970	193,139
LGI Homes, Inc. (a)	3,740	169,123
M.D.C. Holdings, Inc.	3,402	95,630
M/I Homes, Inc. (a)	5,860	123,177
TopBuild Corp. (a)	2,710	121,950
Universal Electronics, Inc. (a)	4,730	119,574
William Lyon Homes - Class A (a)	10,120	108,183
		1,717,816
HOUSEHOLD PRODUCTS—0.8%
Central Garden & Pet Co. - Class A (a)	6,730	210,313
WD-40 Co.	2,600	476,476
		686,789

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2018

	Shares	fair Value
COMMON STOCKS—96.8%, continued
INDUSTRIAL CONGLOMERATES—0.3%
Raven Industries, Inc.	7,150	$258,759

INSURANCE—3.7%
Ambac Financial Group, Inc. (a)	8,260	142,402
American Equity Investment Life Holding Co.	10,650	297,561
AMERISAFE, Inc.	3,030	171,771
eHealth, Inc. (a)	3,080	118,333
Employers Holdings, Inc.	4,660	195,580
Horace Mann Educators Corp.	5,380	201,481
James River Group Holdings Ltd.	4,540	165,892
Maiden Holdings Ltd.	75,040	123,816
Navigators Group, Inc. (The)	2,540	176,505
ProAssurance Corp.	5,150	208,884
RLI Corp.	5,650	389,793
Safety Insurance Group, Inc.	1,790	146,440
Selective Insurance Group, Inc.	7,920	482,645
Stewart Information Services Corp.	3,830	158,562
United Fire Group, Inc.	3,020	167,459
Universal Insurance Holdings, Inc.	4,480	169,882
		3,317,006
INTERNET & DIRECT MARKETING RETAIL—1.1%
Nutrisystem, Inc.	4,110	180,347
PetMed Express, Inc.	5,520	128,395
Shutterfly, Inc. (a)	4,610	185,599
Shutterstock, Inc.	4,940	177,889
Stamps.com, Inc. (a)	2,220	345,521
		1,017,751
INTERNET SOFTWARE & SERVICES—0.3%
Alarm.com Holdings, Inc. (a)	4,690	243,270

IT SERVICES—2.1%
Cardtronics plc - Class A (a)	6,690	173,940
CSG Systems International, Inc.	2,660	84,508
EVERTEC, Inc.	7,150	205,205
ExlService Holdings, Inc. (a)	5,430	285,727
NIC, Inc.	11,920	148,761
Perficient, Inc. (a)	7,030	156,488
Sykes Enterprises, Inc. (a)	8,000	197,840
Travelport Worldwide Ltd.	18,480	288,658
TTEC Holdings, Inc.	5,360	153,135
Unisys Corp. (a)	10,560	122,813
Virtusa Corp. (a)	2,370	100,938
		1,918,013
LEISURE PRODUCTS—0.2%
Callaway Golf Co.	14,230	217,719

LIFE SCIENCES TOOLS & SERVICES—0.3%
Cambrex Corp. (a)	5,105	192,765
Luminex Corp.	4,580	105,844
		298,609
MACHINERY—5.8%
Actuant Corp. - Class A	8,230	172,748
Alamo Group, Inc.	1,800	139,176
Albany International Corp. - Class A	4,090	255,339
Astec Industries, Inc.	4,300	129,817
Barnes Group, Inc.	6,120	328,154
Briggs & Stratton Corp.	9,680	126,614
Chart Industries, Inc. (a)	4,000	260,120
EnPro Industries, Inc.	3,410	204,941
ESCO Technologies, Inc.	3,220	212,359
Federal Signal Corp.	9,170	182,483
Franklin Electric Co., Inc.	7,820	335,322
Greenbrier Cos., Inc. (The)	4,200	166,068
Harsco Corp. (a)	10,510	208,729
Hillenbrand, Inc.	9,470	359,197
John Bean Technologies Corp.	3,685	264,620
Lindsay Corp.	2,190	210,788
Lydall, Inc. (a)	6,730	136,686
Mueller Industries, Inc.	4,570	106,755
Proto Labs, Inc. (a)	3,900	439,881
SPX Corp. (a)	6,750	189,068
SPX FLOW, Inc. (a)	5,660	172,177
Standex International Corp.	1,630	109,503
Tennant Co.	2,930	152,682
Wabash National Corp.	11,190	146,365
Watts Water Technologies, Inc. - Class A	3,800	245,214
		5,254,806
MARINE—0.2%
Matson, Inc.	5,550	177,711

MEDIA—0.7%
E.W. Scripps Co. (The) - Class A	9,180	144,402
Gannett Co., Inc.	17,040	145,351
New Media Investment Group, Inc.	11,490	132,939
Scholastic Corp.	4,200	169,092
		591,784
METALS & MINING—0.4%
Materion Corp.	4,650	209,204
Olympic Steel, Inc.	9,490	135,422
		344,626
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS)—1.0%
Apollo Commercial Real Estate Finance, Inc.	15,180	252,899
ARMOUR Residential REIT, Inc.	6,680	136,940
Capstead Mortgage Corp.	12,570	83,842
Invesco Mortgage Capital, Inc.	12,130	175,643
PennyMac Mortgage Investment Trust	5,570	103,713
Redwood Trust, Inc.	9,390	141,507
		894,544
MULTILINE RETAIL—0.1%
J. C. Penney Co., Inc. (a)	113,750	118,300

MULTI-UTILITIES—0.6%
Avista Corp.	12,930	549,266

OIL, GAS & CONSUMABLE FUELS—0.7%
Cloud Peak Energy, Inc. (a)	157,930	57,850
Denbury Resources, Inc. (a)	79,000	135,090
Green Plains, Inc.	12,000	157,320
Par Pacific Holdings, Inc. (a)	7,570	107,342
Renewable Energy Group, Inc. (a)	5,720	147,004
		604,606

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2018

	Shares	fair Value
COMMON STOCKS—96.8%, continued
PAPER & FOREST PRODUCTS—0.4%
Boise Cascade Co.	3,890	$92,777
Clearwater Paper Corp. (a)	5,150	125,505
Neenah, Inc.	2,500	147,300
		365,582
PERSONAL PRODUCTS—0.4%
Inter Parfums, Inc.	2,380	156,057
Medifast, Inc.	1,770	221,285
		377,342
PHARMACEUTICALS—1.1%
Amphastar Pharmaceuticals, Inc. (a)	7,700	153,230
Assertio Therapeutics, Inc. (a)	32,170	116,134
Endo International plc (a)	25,330	184,909
Innoviva, Inc. (a)	9,270	161,761
Medicines Co. (The) (a)	9,540	182,596
Supernus Pharmaceuticals, Inc. (a)	7,020	233,204
		1,031,834
PROFESSIONAL SERVICES—1.7%
Exponent, Inc.	8,210	416,329
FTI Consulting, Inc. (a)	4,900	326,536
Kelly Services, Inc. - Class A	6,880	140,902
Korn/Ferry International	7,500	296,550
Navigant Consulting, Inc.	4,350	104,618
TrueBlue, Inc. (a)	7,400	164,650
WageWorks, Inc. (a)	3,850	104,566
		1,554,151
REAL ESTATE INVESTMENT TRUSTS (REIT)—0.3%
iStar Financial, Inc.	14,210	130,306
New York Mortgage Trust, Inc.	24,280	143,009
		273,315
REAL ESTATE INVESTMENT TRUSTS (REITS)—0.1%
Community Healthcare Trust, Inc.	2,980	85,913

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
HFF, Inc. - Class A	5,070	168,121
Marcus & Millichap, Inc. (a)	2,730	93,721
RE/MAX Holdings, Inc. - Class A	4,300	132,225
		394,067
ROAD & RAIL—0.6%
ArcBest Corp.	4,210	144,234
Heartland Express, Inc.	5,750	105,225
Marten Transport Ltd.	8,500	137,615
Saia, Inc. (a)	3,430	191,463
		578,537
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.7%
Advanced Energy Industries, Inc. (a)	4,140	177,730
Axcelis Technologies, Inc. (a)	7,890	140,442
Brooks Automation, Inc.	10,020	262,324
Cabot Microelectronics Corp.	3,830	365,190
CEVA, Inc. (a)	4,030	89,023
Diodes, Inc. (a)	6,230	200,980
FormFactor, Inc. (a)	13,950	196,556
Ichor Holdings Ltd. (a)	7,950	129,585
Kulicke & Soffa Industries, Inc.	9,850	199,660
MaxLinear, Inc. (a)	8,600	151,360
Nanometrics, Inc. (a)	5,130	140,203
Power Integrations, Inc.	4,030	245,749
Rambus, Inc. (a)	13,445	103,123
Rudolph Technologies, Inc. (a)	7,110	145,542
Semtech Corp. (a)	9,450	433,471
SolarEdge Technologies, Inc. (a)	5,710	200,421
Xperi Corp.	7,580	139,396
		3,320,755
SOFTWARE—2.4%
8x8, Inc. (a)	14,170	255,627
Agilysys, Inc. (a)	6,190	88,765
Bottomline Technologies (de), Inc. (a)	5,320	255,360
Ebix, Inc.	3,880	165,133
LivePerson, Inc. (a)	9,500	179,170
MicroStrategy, Inc. - Class A (a)	1,390	177,572
Monotype Imaging Holdings, Inc.	8,820	136,886
Progress Software Corp.	6,410	227,491
Qualys, Inc. (a)	4,580	342,309
SPS Commerce, Inc. (a)	2,390	196,888
TiVo Corp.	17,170	161,570
		2,186,771
SPECIALTY RETAIL—3.9%
Abercrombie & Fitch Co. - Class A	5,900	118,295
Asbury Automotive Group, Inc. (a)	1,760	117,321
Ascena Retail Group, Inc. (a)	59,160	148,492
Caleres, Inc.	6,100	169,763
Chico’s FAS, Inc.	24,560	138,027
Children’s Place, Inc. (The)	2,440	219,819
DSW, Inc. - Class A	9,020	222,794
Express, Inc. (a)	22,070	112,778
GameStop Corp. - Class A	10,930	137,937
Genesco, Inc. (a)	3,550	157,265
Group 1 Automotive, Inc.	3,050	160,796
Guess?, Inc.	9,260	192,330
Hibbett Sports, Inc. (a)	9,960	142,428
Lithia Motors, Inc. - Class A	1,650	125,944
Lumber Liquidators Holdings, Inc. (a)	11,530	109,766
MarineMax, Inc. (a)	7,260	132,931
Monro, Inc.	4,500	309,375
Office Depot, Inc.	40,730	105,083
RH (a)	2,330	279,181
Sleep Number Corp. (a)	3,400	107,882
Tailored Brands, Inc.	11,680	159,315
Vitamin Shoppe, Inc. (a)	24,550	116,367
		3,483,889
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.6%
3D Systems Corp. (a)	17,030	173,195
Cray, Inc. (a)	6,960	150,267
Electronics For Imaging, Inc. (a)	6,770	167,896
		491,358
TEXTILES, APPAREL & LUXURY GOODS—1.8%
Crocs, Inc. (a)	10,300	267,594
Fossil Group, Inc. (a)	7,830	123,166
G-III Apparel Group Ltd. (a)	5,110	142,518
Movado Group, Inc.	4,320	136,599
Oxford Industries, Inc.	1,855	131,779
Steven Madden Ltd.	11,935	361,153

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2018

	Shares	fair Value
COMMON STOCKS—96.8%, continued
TEXTILES, APPAREL & LUXURY GOODS—1.8%, continued
Wolverine World Wide, Inc.	13,500	$430,515
		1,593,324
THRIFTS & MORTGAGE FINANCE—1.3%
Axos Financial, Inc. (a)	7,150	180,037
Dime Community Bancshares, Inc.	7,730	131,255
HomeStreet, Inc. (a)	5,810	123,346
Meta Financial Group, Inc.	6,750	130,883
NMI Holdings, Inc. - Class A (a)	8,620	153,867
Northwest Bancshares, Inc.	7,750	131,285
Provident Financial Services, Inc.	4,170	100,622
TrustCo Bank Corp.	23,830	163,474
Walker & Dunlop, Inc.	2,200	95,150
		1,209,919
TRADING COMPANIES & DISTRIBUTORS—0.6%
Applied Industrial Technologies, Inc.	4,970	268,082
DXP Enterprises, Inc. (a)	4,230	117,763
Veritiv Corp. (a)	5,420	135,337
		521,182
WATER UTILITIES—1.1%
American States Water Co.	7,920	530,957
California Water Service Group	8,690	414,165
		945,122
TOTAL COMMON STOCKS (COST $90,967,955)		87,101,395

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/15/20	$175,000	$171,311
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/15/23	330,000	329,678
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/15/23	330,000	330,000
TOTAL CORPORATE NOTES (COST $835,000)				830,989

	Shares	Value
MONEY MARKET FUNDS—0.8%
First American Government Obligations Fund - Class X, 2.36% (c) (Cost $734,899)	734,899	$734,899

TOTAL INVESTMENTS (COST $92,537,854)—98.5%		$88,667,283
Other Assets in Excess of Liabilities—1.5%		1,296,896
NET ASSETS—100.0%		$89,964,179

(a)	Non-income producing security.
(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.50%, 06/15/20	06/15/17	$175,000	$171,311	0.2%
Calvert Social Investment Foundation, Inc. 3.00%, 06/15/23	06/15/18	330,000	329,678	0.3%
Calvert Social Investment Foundation, Inc. 3.00%, 12/15/23	12/17/18	330,000	330,000	0.4%
		$835,000	$830,989	0.9%

(c)	The rate shown is the 7-day effective yield as of December 31, 2018.

plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Genesis Portfolios

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

In 2018, many asset classes performed poorly. The U.S. economy grew well in 2018 and the unemployment rate stayed near historic lows, but markets started to pay more attention to domestic and global uncertainties in the fourth quarter. Through the first three quarters, the S&P 500 Index was up 10.56 percent, but it ended the year down 4.39 percent. The small cap market as represented by the S&P SmallCap 600 Index, was up 14.54 percent in the first three quarters, but it ended the year down 8.48 percent.

As is normally the case in the U.S., equity style mattered in 2018. The S&P 500 Growth Index was only down 0.01 percent while the S&P 500 Value Index was down 8.95 percent.

International developed markets did slightly better than emerging markets in 2018. The MSCI EAFE Index was down 13.32 percent while the MSCI Emerging Markets Index was down 14.45 percent. Over the last five years, developed markets have slightly underperformed emerging markets, with a 1.10 percent annualized return versus a 1.97 percent annualized return.

The Bloomberg Barclays Aggregate returned 0.01 percent for 2018. The interest rate curve continued to flatten with the 6-month Treasury bill yield increasing 0.95 percent and the yield on the 30-year Treasury note increasing by just 0.28 percent. The 10-year Treasury yield started 2018 at 2.41 percent and it ended at 2.68 percent. There is still $8.5 trillion of negative yielding debt across the world, but that is much lower than it was in 2016 when it reached over $12 trillion.

The asset allocation strategies pursued by the Genesis Portfolios do not lend themselves to easy benchmarking with a public multi-asset class index; but we have found that the S&P Target Risk indexes are the best available option.

The Genesis Conservative Portfolio’s Class A Shares (without load) returned -2.64 percent which outperformed the S&P Target Risk Conservative Index return of -2.73 percent.

The Genesis Balanced Portfolio’s Class A Shares (without load) return was -4.89 percent which outperformed the S&P Target Risk Growth Index’s return of -5.69 percent.

The Genesis Growth Portfolio’s Class A Shares (without load) return was -6.52 percent which outperformed the S&P Target Risk Aggressive Index’s return of -7.65 percent.

The allocation to fixed income and large cap growth stocks were the largest positive contributors on an absolute basis for each Portfolio. The biggest detractor on an absolute basis was foreign stocks as those markets did quite poorly in 2018.

The underlying investments in the Genesis Portfolios are the Praxis Impact Bond Fund, the Praxis Growth Index Fund, the Praxis Value Index Fund, Praxis Small Cap Index Fund, and the Praxis International Index Fund. These funds are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying funds, relying on the premise that the higher risk equity funds are expected to generate higher long-term returns than the lower risk fixed income investments. 2018 was a year when the higher risk of stocks did hurt performance for portfolios that had a higher stock allocation.

Each of the portfolios benefited from the relative outperformance of the Praxis Growth Index Fund, Praxis Value Index Fund, Praxis Small Cap Index Fund and the Praxis Impact Bond Fund versus their indices. The Praxis International Index Fund was the only fund that underperformed its benchmark for 2018.

Benjamin Bailey, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds®

Dale Snyder, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio managers as of Dec. 31, 2018, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Genesis Conservative Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/18

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/18 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis Genesis Conservative Portfolio
Class A *	12/31/09	-7.74%	1.37%	1.77%	3.70%	1.17%	1.14%
Class A (without load)	12/31/09	-2.64%	3.21%	2.88%	4.32%
S&P Target Risk Conservative Index [1]		-2.73%	3.95%	2.93%	4.38%
Conservative Composite Benchmark [2]		-2.03%	3.95%	3.77%	5.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2018. Contractual fee waivers are in effect from May 1, 2018 through April 30, 2019 for Class A.

[1]	S&P Target Risk Conservative Index seeks to emphasize exposure to fixed income, in order to produce a current income stream and avoid excessive volatility of returns. Equities are included to protect long-term purchasing power. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange traded funds.

[2]	The Conservative Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and effective January 1, 2017, consists of the Bloomberg Barclays U.S. Aggregate Bond Index (70%), the MSCI ACWI ex USA Index (Net) (7.5%), the S&P 500 Index (20%) and the S&P Small Cap 600 Index (2.5%). The composite benchmark from April 30, 2013 to December 31, 2016 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (70%), the MSCI ACWI ex USA Index (Net) (7.5%), the S&P 500 Index (20%) and the Russell 2000 Index (2.5%). The composite benchmark prior to April 30, 2013 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (70%), the MSCI EAFE Index (7.5%), the Russell 1000 Index (20%) and the Russell 2000 Index (2.5%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Conservative Portfolio
December 31, 2018

	Shares	fair Value
MUTUAL FUNDS—100.0%
DEBT FUND—70.8%
Praxis Impact Bond Fund - Class I	1,555,237	$15,676,788

EQUITY FUND—29.2%
Praxis Growth Index Fund - Class I	89,484	1,987,450
Praxis International Index Fund - Class I	200,511	1,965,006
Praxis Small Cap Index Fund - Class I	65,589	533,239
Praxis Value Index Fund - Class I	169,722	1,989,141
		6,474,836
TOTAL MUTUAL FUNDS (COST $20,967,080)		22,151,624

MONEY MARKET FUNDS—0.0% (a)
First American Government Obligations Fund - Class X, 2.36% (b) (Cost $1,358)	1,358	$1,358

TOTAL INVESTMENTS (COST $20,968,438)—100.0%		$22,152,982
Liabilities in Excess of Other Assets—(0.0%) (a)		(4,552)
NET ASSETS—100.0%		$22,148,430

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2018.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/18

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/18 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis Genesis Balanced Portfolio
Class A *	12/31/09	-9.89%	2.89%	2.42%	5.23%	1.05%	1.05%
Class A (without load)	12/31/09	-4.89%	4.75%	3.52%	5.86%
S&P Target Risk Growth Index [1]		-5.69%	5.29%	4.21%	6.68%
Balanced Composite Benchmark [2]		-4.55%	5.68%	4.72%	7.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2018. Contractual fee waivers are in effect from May 1, 2018 through April 30, 2019 for Class A.

[1]	S&P Target Risk Growth Index seeks to provide increased exposure to equities, while using fixed income to dampen risk. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange trade funds.

[2]	The Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and effective January 1, 2017, consists of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the MSCI ACWI ex USA (Net) (15%), the S&P 500 Index (35%) and the S&P Small Cap 600 Index (10%). The composite benchmark from April 30, 2013 to December 31, 2016 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the MSCI ACWI ex USA Index (Net) (15%), the S&P 500 Index (35%) and the Russell 2000 Index (10%). The composite benchmark prior to April 30, 2013 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE Index (15%), the Russell 1000 Index (35%) and the Russell 2000 Index (10%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Balanced Portfolio
December 31, 2018

	Shares	fair Value
MUTUAL FUNDS—100.0%
DEBT FUND—40.9%
Praxis Impact Bond Fund - Class I	2,857,280	$28,801,379

EQUITY FUND—59.1%
Praxis Growth Index Fund - Class I	497,702	11,053,957
Praxis International Index Fund - Class I	1,287,616	12,618,635
Praxis Small Cap Index Fund - Class I	842,679	6,850,982
Praxis Value Index Fund - Class I	944,238	11,066,475
		41,590,049
TOTAL MUTUAL FUNDS (COST $62,868,824)		70,391,428

MONEY MARKET FUNDS—0.0% (a)
First American Government Obligations Fund - Class X, 2.36% (b) (Cost $455)	455	$455

TOTAL INVESTMENTS (COST $62,869,279)—100.0%		$70,391,883
Liabilities in Excess of Other Assets—(0.0%) (a)		(23,605)
NET ASSETS—100.0%		$70,368,278

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2018.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/18

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/18 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis Genesis Growth Portfolio
Class A *	12/31/09	-11.45%	3.67%	2.69%	6.11%	1.12%	1.12%
Class A (without load)	12/31/09	-6.52%	5.56%	3.81%	6.74%
S&P Target Risk Aggressive Index [1]		-7.65%	6.10%	4.69%	8.27%
Growth Composite Benchmark [2]		-6.30%	6.76%	5.29%	8.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2018. Contractual fee waivers are in effect from May 1, 2018 through April 30, 2019 for Class A.

[1]	S&P Target Risk Aggressive Index seeks to emphasize exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed income to enhance portfolio efficiency. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange traded funds.

[2]	The Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and effective January 1, 2017, consists of the Bloomberg Barclays U.S. Aggregate Bond Index (20%), the MSCI ACWI ex USA Index (Net) (20%), the S&P 500 Index (45%) and the S&P Small Cap 600 Index (15%). The composite benchmark from April 30, 2013 to December 31, 2016 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (20%), the MSCI ACWI ex USA Index (Net) (20%), the S&P 500 Index (45%) and the Russell 2000 Index (15%). The composite benchmark prior to April 30, 2013 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (20%), the MSCI EAFE Index (20%), the Russell 1000 Index (45%) and the Russell 2000 Index (15%).

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Growth Portfolio
December 31, 2018

	Shares	fair Value
MUTUAL FUNDS—100.0%
DEBT FUND—20.6%
Praxis Impact Bond Fund - Class I	1,242,323	$12,522,616

EQUITY FUND—79.4%
Praxis Growth Index Fund - Class I	554,233	12,309,511
Praxis International Index Fund - Class I	1,491,776	14,619,402
Praxis Small Cap Index Fund - Class I	1,098,562	8,931,310
Praxis Value Index Fund - Class I	1,051,749	12,326,493
		48,186,716
TOTAL MUTUAL FUNDS (COST $52,268,714)		60,709,332

MONEY MARKET FUNDS—0.0% (a)
First American Government Obligations Fund - Class X, 2.36% (b) (Cost $251)	251	$251

TOTAL INVESTMENTS (COST $52,268,965)—100.0%		$60,709,583
Liabilities in Excess of Other Assets—(0.0%) (a)		(24,995)
NET ASSETS—100.0%		$60,684,588

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2018.

See accompanying notes to financial statements.

Statements of Assets & Liabilities

December 31, 2018

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Assets
Total investments in unaffiliated securities, at cost	$510,913,474	$226,487,361	$162,277,167	$166,505,665	$92,537,854
Investments in unaffiliated securities, at fair value	$506,750,233	$251,369,857	$179,796,089	$251,103,145	$88,667,283
Cash	132,921	232,600	363,657	289,864	48,867
Cash denominated in foreign currency (Cost $2,838)	—	2,840	—	—	—
Receivable for investments sold	15,760	440,222	—	—	—
Receivable for capital shares sold	694,148	615,963	3,253,191	848,276	1,483,838
Receivable for dividends and interest	4,283,745	502,439	360,465	211,717	102,695
Receivable for tax reclaims	—	170,251	—	—	—
Prepaid expenses	50,897	39,292	26,096	31,835	18,108
Total Assets	511,927,704	253,373,464	183,799,498	252,484,837	90,320,791

Liabilities
Distributions payable	566,785	2,942,521	2,105,590	802,628	240,738
Payable for capital shares redeemed	1,211,366	353,271	697,705	190,341	68,019
Accrued expenses and other payables:
Investment advisory fees	175,370	170,080	46,800	65,442	21,346
Administration fees	23,470	11,541	8,345	11,675	3,002
Distribution fees	12,979	2,614	4,032	15,907	945
Other	100,110	57,984	28,015	58,531	22,562
Total Liabilities	2,090,080	3,538,011	2,890,487	1,144,524	356,612

Net Assets	$509,837,624	$249,835,453	$180,909,011	$251,340,313	$89,964,179

Components of Net Assets
Paid-in capital	$516,585,935	$244,143,866	$160,605,719	$149,662,291	$93,906,078
Distributable earnings (accumulated deficit)	(6,748,311)	5,691,587	20,303,292	101,678,022	(3,941,899)
Net Assets	$509,837,624	$249,835,453	$180,909,011	$251,340,313	$89,964,179

Pricing of Class A Shares
Net assets attributable to Class A shares	$60,692,034	$11,853,392	$18,124,473	$72,734,955	$4,283,729
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,997,753	1,213,361	1,534,814	3,297,994	575,649
Net asset value, offering price and redemption price per share*	$10.12	$9.77	$11.81	$22.05	$7.44
Maximum sales charge	3.75%	5.25%	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$10.51	$10.31	$12.46	$23.27	$7.85

Pricing of Class I Shares
Net assets attributable to Class I shares	$449,145,590	$237,982,061	$162,784,538	$178,605,358	$85,680,450
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	44,578,742	24,289,091	13,893,039	8,042,240	10,542,233
Net asset value and redemption price per share*	$10.08	$9.80	$11.72	$22.21	$8.13

*	A redemption fee of 2.00% may be charged on shares redeemed within 30 days of purchase.

See accompanying notes to financial statements.

Statements of Assets & Liabilities, continued

December 31, 2018

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Assets
Investments in affiliated securities, at cost	$20,967,080	$62,868,824	$52,268,714
Investments in unaffiliated securities, at cost	1,358	455	251
Investments in affiliated securities, at fair value	$22,151,624	$70,391,428	$60,709,332
Investments in unaffiliated securities, at fair value	1,358	455	251
Receivable for investments sold	8,511	—	—
Receivable for capital shares sold	2,047	171,040	150,237
Receivable from adviser	2,608	—	—
Receivable for dividends and interest	167,432	848,180	917,297
Prepaid expenses	7,375	10,151	7,930
Total Assets	22,340,955	71,421,254	61,785,047

Liabilities
Distributions payable	2,180	6,530	3,872
Payable for capital shares redeemed	8,012	2,900	84,240
Payable for investments purchased	167,361	1,007,950	977,617
Accrued expenses and other payables:
Investment advisory fees	—	3,012	2,604
Administration fees	566	1,807	1,563
Distribution fees	4,718	15,060	13,019
Other	9,688	15,717	17,544
Total Liabilities	192,525	1,052,976	1,100,459

Net Assets	$22,148,430	$70,368,278	$60,684,588

Components of Net Assets
Paid-in capital	$21,107,347	$62,621,481	$51,851,456
Accumulated earnings	1,041,083	7,746,797	8,833,132
Net Assets	$22,148,430	$70,368,278	$60,684,588

Pricing of Class A Shares
Net assets attributable to Class A shares	$22,148,430	$70,368,278	$60,684,588
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,009,579	5,680,199	4,564,364
Net asset value, offering price and redemption price per share*	$11.02	$12.39	$13.30
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.63	$13.08	$14.04

*	A redemption fee of 2.00% may be charged on shares redeemed within 30 days of purchase.

See accompanying notes to financial statements.

Statements of Operations

For the year ended December 31, 2018

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Investment income
Dividends	$186,804	$9,139,017	$4,984,149	$3,812,033	$740,467
Foreign tax withholding	—	(1,221,381)	—	(14,468)	(517)
Interest	16,379,579	38,471	24,047	38,276	9,410
Total Investment Income	16,566,383	7,956,107	5,008,196	3,835,841	749,360

Expenses
Investment advisory fees	2,117,220	1,380,520	578,442	812,236	173,791
Administration fees	278,296	146,429	101,360	142,328	30,381
Distribution fees - Class A	181,445	42,257	55,732	210,573	13,082
Transfer agent fees - Class A	101,803	37,040	28,299	96,928	11,745
Transfer agent fees - Class I	42,314	10,108	21,253	34,775	6,231
Professional fees	107,240	75,489	31,189	58,199	14,108
Registration fees - Class A	37,067	27,772	21,769	30,223	28,297
Registration fees - Class I	11,098	10,326	13,308	7,948	5,967
Trustee fees and expenses	71,030	39,571	26,519	35,112	7,655
Pricing fees	75,285	63,572	6,386	6,106	12,270
Custodian fees	38,802	37,779	3,267	8,482	5,970
Insurance expense	28,491	15,687	10,764	14,499	2,990
Shareholder report printing fees - Class A	13,541	5,327	4,045	12,458	1,705
Shareholder report printing fees - Class I	5,415	1,726	2,954	4,538	609
Postage and supplies	1,649	2,219	1,931	2,349	1,368
Other expenses	12,725	14,560	13,152	12,546	7,060
Total Expenses	3,123,421	1,910,382	920,369	1,489,300	323,229
Class A expenses contractually reduced by Investment Adviser	(6,169)	—	—	—	(19,950)
Net Expenses	3,117,252	1,910,382	920,369	1,489,300	303,279

Net Investment Income	13,449,131	6,045,725	4,087,827	2,346,541	446,081

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	(1,656,774)	(1,531,313)	5,590,070	19,311,503	3,033,242
Net realized gains (losses) on foreign currency transactions	—	(8,404)	—	1,472	—
Change in unrealized appreciation/(depreciation) of investments	(11,650,349)	(46,759,278)	(25,213,925)	(20,455,534)	(8,741,364)
Change in unrealized appreciation/(depreciation) of foreign currency translations	—	(2,132)	—	(1,645)	—
Net Realized and Unrealized Losses on Investments and Foreign Currency Transactions	(13,307,123)	(48,301,127)	(19,623,855)	(1,144,204)	(5,708,122)
Net Change in Net Assets from Operations	$142,008	$(42,255,402)	$(15,536,028)	$1,202,337	$(5,262,041)

See accompanying notes to financial statements.

Statements of Operations, continued

For the year ended December 31, 2018

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Investment income
Dividends from affiliates	$612,084	$1,901,620	$1,618,893
Dividends from non-affiliates	4	1	1
Total Investment Income	612,088	1,901,621	1,618,894

Expenses
Distribution fees - Class A	57,062	185,524	162,755
Transfer agent fees	27,463	85,989	106,520
Investment advisory fees	11,413	37,106	32,552
Registration fees and filing fees	23,914	26,042	25,108
Administration fees	6,847	22,264	19,532
Professional fees	8,365	12,218	11,560
Shareholder report printing fees	3,755	10,795	13,176
Postage and supplies	909	919	917
Custodian fees	692	796	738
Trustee fees and expenses	320	1,039	917
Insurance expense	128	403	357
Other expenses	3,815	3,724	3,257
Total Expenses	144,683	386,819	377,389
Expenses contractually reduced by Investment Adviser	(7,745)	—	—
Net Expenses	136,938	386,819	377,389

Net Investment Income	475,150	1,514,802	1,241,505

Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments in affiliates	12,308	191,365	198,142
Capital gain distributions from investments in affiliates	130,284	893,056	1,065,133
Change in unrealized appreciation/(depreciation) of investments in affiliates	(1,226,811)	(6,154,024)	(6,703,218)
Net Realized and Unrealized Losses on Investments	(1,084,219)	(5,069,603)	(5,439,943)
Net Change in Net Assets from Operations	$(609,069)	$(3,554,801)	$(4,198,438)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Praxis Impact Bond Fund		Praxis International Index Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(a)	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(b)
From Operations
Net investment income	$13,449,131	$11,455,708	$6,045,725	$4,274,908
Net realized gains (losses) from investments and foreign currency transactions	(1,656,774)	993,641	(1,539,717)	(3,009,075)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(11,650,349)	3,888,120	(46,761,410)	54,233,612
Net Change in Net Assets from Operations	142,008	16,337,469	(42,255,402)	55,499,445

Distributions to Shareholders
Class A	(1,617,697)	(1,915,858)	(181,781)	(324,288)
Class I	(12,491,206)	(10,306,248)	(5,857,401)	(4,377,761)
Change in Net Assets from Distributions to Shareholders	(14,108,903)	(12,222,106)	(6,039,182)	(4,702,049)

Change in Net Assets from Capital Transactions (Note 6)	101,935	54,678,411	14,248,204	40,609,352
Change in Net Assets	(13,864,960)	58,793,774	(34,046,380)	91,406,748

Net Assets
Beginning of year	523,702,584	464,908,810	283,881,833	192,475,085
End of year	$509,837,624	$523,702,584	$249,835,453	$283,881,833

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, distributions to shareholders from Class A shares and Class I shares consisted of net investment income. As of December 31, 2017, accumulated undistributed net investment income was $31,414.

(b)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, distributions to shareholders from Class A shares and Class I shares consisted of net investment income. As of December 31, 2017, distributions in excess of net investment income was ($703,670).

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(a)	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(b)	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(c)
From Operations
Net investment income	$4,087,827	$3,516,691	$2,346,541	$2,477,517	$446,081	$388,375
Net realized gains from investments and foreign currency transactions	5,590,070	11,892,826	19,312,975	8,967,490	3,033,242	10,859,903
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(25,213,925)	12,534,209	(20,457,179)	43,685,020	(8,741,364)	(5,834,932)
Net Change in Net Assets from Operations	(15,536,028)	27,943,726	1,202,337	55,130,027	(5,262,041)	5,413,346

Distributions to Shareholders
Class A	(1,268,633)	(1,519,618)	(3,242,309)	(2,663,972)	(254,691)	(1,076,448)
Class I	(12,016,630)	(10,848,116)	(8,591,100)	(5,716,702)	(2,986,240)	(9,092,263)
Change in Net Assets from Distributions to Shareholders	(13,285,263)	(12,367,734)	(11,833,409)	(8,380,674)	(3,240,931)	(10,168,711)

Change in Net Assets from Capital Transactions (Note 6)	19,082,128	16,205,942	2,474,438	8,878,930	45,002,716	10,309,935
Change in Net Assets	(9,739,163)	31,781,934	(8,156,634)	55,628,283	36,499,744	5,554,570

Net Assets
Beginning of year	190,648,174	158,866,240	259,496,947	203,868,664	53,464,435	47,909,865
End of year	$180,909,011	$190,648,174	$251,340,313	$259,496,947	$89,964,179	$53,464,435

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, distributions to shareholders from Class A shares consisted of $239,329 and $1,280,289 of net investment income and net realized gains, respectively, and from Class I shares consisted of $2,330,458 and $8,517,658 of net investment income and net realized gains, respectively. As of December 31, 2017, accumulated undistributed net investment income was $946,904.

(b)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, distributions to shareholders from Class A shares consisted of $310,125 and $2,353,847 of net investment income and net realized gains, respectively, and from Class I shares consisted of $1,141,411 and $4,575,291 of net investment income and net realized gains, respectively. As of December 31, 2017, accumulated undistributed net investment income was $1,294,334.

(c)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, distributions to shareholders from Class A shares consisted of $1,076,448 of net realized gains and from Class I shares consisted of $397,085 and $8,695,178 of net investment income and net realized gains, respectively. As of December 31, 2017, accumulated undistributed net investment income was $0.

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(a)	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(b)	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(c)
From Operations
Net investment income	$475,150	$404,749	$1,514,802	$1,471,330	$1,241,505	$1,360,317
Net realized gains on investments in affiliates	12,308	294,727	191,365	1,079,228	198,142	911,216
Capital gain distributions from investments in affiliates	130,284	206,053	893,056	1,620,349	1,065,133	2,003,882
Net change in unrealized appreciation/(depreciation) on investments in affiliates	(1,226,811)	856,356	(6,154,024)	4,395,247	(6,703,218)	4,904,348
Net Change in Net Assets from Operations	(609,069)	1,761,885	(3,554,801)	8,566,154	(4,198,438)	9,179,763

Distributions to Class A Shareholders	(833,663)	(688,525)	(3,586,043)	(2,681,325)	(3,541,941)	(2,634,580)

Change in Net Assets from Capital Transactions (Note 6)	710,449	211,459	4,315,966	3,743,197	3,490,426	4,463,446
Change in Net Assets	(732,283)	1,284,819	(2,824,878)	9,628,026	(4,249,953)	11,008,629

Net Assets
Beginning of year	22,880,713	21,595,894	73,193,156	63,565,130	64,934,541	53,925,912
End of year	$22,148,430	$22,880,713	$70,368,278	$73,193,156	$60,684,588	$64,934,541

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, distributions to shareholders from Class A shares consisted of $410,499 and $278,026 of net investment income and net realized gains, respectively. As of December 31, 2017, accumulated undistributed net investment income was $0.

(b)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, distributions to shareholders from Class A shares consisted of $1,505,328 and $1,175,997 of net investment income and net realized gains, respectively. As of December 31, 2017, accumulated undistributed net investment income was $0.

(c)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, distributions to shareholders from Class A shares consisted of $1,405,774 and $1,228,806 of net investment income and net realized gains, respectively. As of December 31, 2017, accumulated undistributed net investment income was $0.

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated

Praxis Impact Bond Fund - Class A

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$10.39	$10.30	$10.32	$10.54	$10.27
Net investment income(a)	0.22	0.21	0.20	0.23	0.24
Net realized and unrealized gains (losses) on investments	(0.26)	0.11	0.02	(0.19)	0.29
Total from investment operations	(0.04)	0.32	0.22	0.04	0.53
Less distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.23)	(0.25)	(0.26)
Distributions from net realized gains	—	—	(0.01)	(0.01)	—
Total distributions	(0.23)	(0.23)	(0.24)	(0.26)	(0.26)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$10.12	$10.39	$10.30	$10.32	$10.54
Total return (excludes sales charge)	(0.36%)	3.11%	2.13%	0.33%	5.21%
Net assets at end of year (in 000s)	$60,692	$91,048	$83,211	$79,999	$74,950
Ratio of net expenses to average net assets	0.97%	0.93%	0.94%	0.93%	0.93%
Ratio of net investment income to average net assets	2.15%	2.02%	1.87%	2.16%	2.32%
Ratio of gross expenses to average net assets*	0.98%	0.98%	0.99%	0.98%	0.94%
Portfolio turnover rate	27.27%	17.36%	16.05%	22.67%	16.48%

Praxis Impact Bond Fund - Class I

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$10.35	$10.25	$10.27	$10.50	$10.22
Net investment income(a)	0.26	0.25	0.26	0.27	0.28
Net realized and unrealized gains (losses) on investments	(0.26)	0.11	0.00 (b)	(0.20)	0.30
Total from investment operations	0.00 (b)	0.36	0.26	0.07	0.58
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.27)	(0.29)	(0.30)
Distributions from net realized gains	—	—	(0.01)	(0.01)	—
Total distributions	(0.27)	(0.26)	(0.28)	(0.30)	(0.30)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$10.08	$10.35	$10.25	$10.27	$10.50
Total return	0.08%	3.58%	2.55%	0.72%	5.66%
Net assets at end of year (in 000s)	$449,146	$432,654	$381,697	$353,954	$330,742
Ratio of expenses to average net assets	0.53%	0.54%	0.54%	0.54%	0.53%
Ratio of net investment income to average net assets	2.60%	2.41%	2.41%	2.55%	2.73%
Portfolio turnover rate	27.27%	17.36%	16.05%	22.67%	16.48%

*	During the year, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis International Index Fund - Class A

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$11.69	$9.47	$9.15	$9.85	$10.64
Net investment income(a)	0.17	0.13	0.13	0.14	0.20
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.94)	2.23	0.32	(0.71)	(0.81)
Total from investment operations	(1.77)	2.36	0.45	(0.57)	(0.61)
Less distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.13)	(0.13)	(0.18)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.77	$11.69	$9.47	$9.15	$9.85
Total return (excludes sales charge)	(15.13%)	24.97%	4.97%	(5.76%)	(5.70%)
Net assets at end of year (in 000s)	$11,853	$26,344	$18,877	$17,631	$18,370
Ratio of expenses to average net assets	1.31%	1.26%	1.32%	1.33%	1.28%
Ratio of net investment income to average net assets	1.52%	1.22%	1.45%	1.45%	1.88%
Portfolio turnover rate	21.08%	5.22%	10.26%	4.48%	5.73%

Praxis International Index Fund - Class I

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$11.75	$9.51	$9.19	$9.89	$10.70
Net investment income(a)	0.25	0.19	0.19	0.20	0.25
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.96)	2.25	0.31	(0.71)	(0.82)
Total from investment operations	(1.71)	2.44	0.50	(0.51)	(0.57)
Less distributions:
Dividends from net investment income	(0.24)	(0.20)	(0.18)	(0.19)	(0.24)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.80	$11.75	$9.51	$9.19	$9.89
Total return	(14.52%)	25.67%	5.48%	(5.19%)	(5.36%)
Net assets at end of year (in 000s)	$237,982	$257,538	$173,598	$153,099	$154,074
Ratio of expenses to average net assets	0.65%	0.72%	0.77%	0.78%	0.78%
Ratio of net investment income to average net assets	2.21%	1.75%	2.01%	1.97%	2.35%
Portfolio turnover rate	21.08%	5.22%	10.26%	4.48%	5.73%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Value Index Fund - Class A

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$13.82	$12.64	$11.17	$12.54	$11.21
Net investment income(a)	0.23	0.21	0.19	0.20	0.18
Net realized and unrealized gains (losses) on investments	(1.38)	1.85	1.61	(1.00)	1.23
Total from investment operations	(1.15)	2.06	1.80	(0.80)	1.41
Less distributions:
Dividends from net investment income	(0.23)	(0.13)	(0.23)	(0.28)	(0.08)
Distributions from net realized gains	(0.63)	(0.75)	(0.10)	(0.29)	—
Total distributions	(0.86)	(0.88)	(0.33)	(0.57)	(0.08)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.81	$13.82	$12.64	$11.17	$12.54
Total return (excludes sales charge)	(8.47%)	16.31%	16.13%	(6.41%)	12.57%
Net assets at end of year (in 000s)	$18,124	$25,057	$21,676	$17,453	$17,356
Ratio of expenses to average net assets	0.89%	0.94%	0.94%	0.94%	0.87%
Ratio of net investment income to average net assets	1.69%	1.58%	1.68%	1.62%	1.53%
Portfolio turnover rate	32.38%	31.87%	48.26%	21.38%	20.53%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$13.74	$12.56	$11.09	$12.46	$11.14
Net investment income(a)	0.30	0.28	0.26	0.26	0.23
Net realized and unrealized gains (losses) on investments	(1.38)	1.85	1.60	(1.00)	1.22
Total from investment operations	(1.08)	2.13	1.86	(0.74)	1.45
Less distributions:
Dividends from net investment income	(0.31)	(0.20)	(0.29)	(0.34)	(0.13)
Distributions from net realized gains	(0.63)	(0.75)	(0.10)	(0.29)	—
Total distributions	(0.94)	(0.95)	(0.39)	(0.63)	(0.13)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.72	$13.74	$12.56	$11.09	$12.46
Total return	(8.06%)	16.91%	16.75%	(6.00%)	13.03%
Net assets at end of year (in 000s)	$162,785	$165,591	$137,191	$113,927	$108,845
Ratio of expenses to average net assets	0.42%	0.45%	0.44%	0.45%	0.45%
Ratio of net investment income to average net assets	2.18%	2.07%	2.25%	2.11%	1.94%
Portfolio turnover rate	32.38%	31.87%	48.26%	21.68%	20.53%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$23.05	$18.82	$17.68	$17.25	$15.19
Net investment income(a)	0.15	0.17	0.15	0.18	0.12
Net realized and unrealized gains (losses)on investments and foreign currencies	(0.13)	4.78	1.11	0.46	2.05
Total from investment operations	0.02	4.95	1.26	0.64	2.17
Less distributions:
Dividends from net investment income	(0.21)	(0.08)	(0.12)	(0.21)	(0.11)
Distributions from net realized gains	(0.81)	(0.64)	—	—	—
Total distributions	(1.02)	(0.72)	(0.12)	(0.21)	(0.11)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$22.05	$23.05	$18.82	$17.68	$17.25
Total return (excludes sales charge)	(0.05%)	26.28%	7.15%	3.70%	14.26%
Net assets at end of year (in 000s)	$72,735	$87,613	$67,007	$64,689	$55,833
Ratio of expenses to average net assets	0.82%	0.85%	0.86%	0.84%	0.91%
Ratio of net investment income to average net assets	0.59%	0.78%	0.86%	1.00%	0.73%
Portfolio turnover rate	27.24%	27.49%	43.09%	18.68%	19.09%

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$23.21	$18.93	$17.79	$17.34	$15.27
Net investment income(a)	0.25	0.26	0.23	0.25	0.20
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.13)	4.82	1.11	0.47	2.06
Total from investment operations	0.12	5.08	1.34	0.72	2.26
Less distributions:
Dividends from net investment income	(0.31)	(0.16)	(0.20)	(0.27)	(0.19)
Distributions from net realized gains	(0.81)	(0.64)	—	—	—
Total distributions	(1.12)	(0.80)	(0.20)	(0.27)	(0.19)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$22.21	$23.21	$18.93	$17.79	$17.34
Total return	0.39%	26.78%	7.62%	4.10%	14.77%
Net assets at end of year (in 000s)	$178,605	$171,884	$136,862	$122,311	$118,619
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.44%	0.42%
Ratio of net investment income to average net assets	0.99%	1.18%	1.26%	1.38%	1.22%
Portfolio turnover rate	27.24%	27.49%	43.09%	18.68%	19.09%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Small Cap Index Fund - Class A

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$8.63	$9.67	$9.45	$11.49	$13.80
Net investment income (loss)(a)	0.01	0.02	(0.08)	(0.09)	(0.12)
Net realized and unrealized gains (losses) on investments	(0.73)	1.03	0.85	(0.41)	(0.43)
Total from investment operations	(0.72)	1.05	0.77	(0.50)	(0.55)
Less distributions:
Dividends from net realized gains	(0.47)	(2.09)	(0.55)	(1.54)	(1.76)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$7.44	$8.63	$9.67	$9.45	$11.49
Total return (excludes sales charge)	(8.56%)	10.70%	8.18%	(4.53%)	(4.11%)
Net assets at end of year (in 000s)	$4,284	$5,449	$5,771	$7,339	$7,664
Ratio of net expenses to average net assets	1.11%	1.13%	1.67%	1.68%	1.69%
Ratio of net investment income (loss) to average net assets	0.13%	0.21%	(1.45%)	(0.75%)	(0.95%)
Ratio of gross expenses to average net assets*	1.49%	1.66%	1.76%	1.81%	1.70%
Portfolio turnover rate	25.17%	103.54%	60.49%	75.84%	73.67%

Praxis Small Cap Index Fund - Class I

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$9.36	$10.35	$10.01	$12.01	$14.25
Net investment income (loss)(a)	0.08	0.09	(0.02)	(0.01)	(0.04)
Net realized and unrealized gains (losses) on investments	(0.79)	1.09	0.91	(0.45)	(0.44)
Total from investment operations	(0.71)	1.18	0.89	(0.46)	(0.48)
Less distributions:
Dividends from net investment income	(0.05)	(0.08)	—	—	—
Dividends from net realized gains	(0.47)	(2.09)	(0.55)	(1.54)	(1.76)
Total distributions	(0.52)	(2.17)	(0.55)	(1.54)	(1.76)
Paid-in capital from redemption fees	—	—	—	—	0.00 (b)
Net asset value at end of year	$8.13	$9.36	$10.35	$10.01	$12.01
Total return	(7.83%)	11.22%	8.93%	(3.99%)	(3.49%)
Net assets at end of year (in 000s)	$85,680	$48,015	$42,139	$39,824	$53,783
Ratio of expenses to average net assets	0.46%	0.50%	1.00%	1.06%	1.02%
Ratio of net investment income (loss) to average net assets	0.83%	0.85%	(0.13%)	(0.07%)	(0.28%)
Portfolio turnover rate	25.17%	103.54%	60.49%	75.84%	73.67%

*	During the year, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$11.75	$11.18	$10.97	$11.34	$11.10
Net investment income(a)	0.24	0.21	0.19	0.22	0.21
Net realized and unrealized gains (losses) on investments	(0.55)	0.72	0.29	(0.31)	0.42
Total from investment operations	(0.31)	0.93	0.48	(0.09)	0.63
Less distributions:
Dividends from net investment income	(0.24)	(0.21)	(0.21)	(0.22)	(0.21)
Distributions from net realized gains	(0.18)	(0.15)	(0.06)	(0.06)	(0.18)
Total distributions	(0.42)	(0.36)	(0.27)	(0.28)	(0.39)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.02	$11.75	$11.18	$10.97	$11.34
Total return (excludes sales charge)	(2.64%)	8.36%	4.23%	(0.81%)	5.68%
Net assets at end of year (in 000s)	$22,148	$22,881	$21,596	$19,718	$19,128
Ratio of net expenses to average net assets†	0.60%	0.61%	0.58%	0.60%	0.60%
Ratio of net investment income to average net assets†*	2.08%	1.83%	1.72%	1.95%	1.82%
Ratio of gross expenses to average net assets†**	0.63%	0.64%	0.58%	0.63%	0.62%
Portfolio turnover rate	15.49%	15.88%	11.42%	8.66%	10.78%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
**	During the year, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$13.71	$12.55	$12.13	$12.76	$12.50
Net investment income(a)	0.27	0.28	0.17	0.21	0.17
Net realized and unrealized gains (losses) on investments	(0.93)	1.40	0.64	(0.42)	0.49
Total from investment operations	(0.66)	1.68	0.81	(0.21)	0.66
Less distributions:
Dividends from net investment income	(0.27)	(0.29)	(0.19)	(0.22)	(0.17)
Distributions from net realized gains	(0.39)	(0.23)	(0.20)	(0.20)	(0.23)
Total distributions	(0.66)	(0.52)	(0.39)	(0.42)	(0.40)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$12.39	$13.71	$12.55	$12.13	$12.76
Total return (excludes sales charge)	(4.89%)	13.38%	6.58%	(1.66%)	5.30%
Net assets at end of year (in 000s)	$70,368	$73,193	$63,565	$59,742	$57,611
Ratio of expenses to average net assets†	0.52%	0.53%	0.55%	0.54%	0.58%
Ratio of net investment income to average net assets†*	2.04%	2.15%	1.39%	1.65%	1.33%
Portfolio turnover rate	12.90%	11.91%	10.29%	6.53%	10.26%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$15.09	$13.47	$12.93	$13.79	$13.49
Net investment income(a)	0.27	0.32	0.14	0.18	0.13
Net realized and unrealized gains (losses) on investments	(1.24)	1.93	0.87	(0.52)	0.56
Total from investment operations	(0.97)	2.25	1.01	(0.34)	0.69
Less distributions:
Dividends from net investment income	(0.28)	(0.33)	(0.14)	(0.19)	(0.13)
Distributions from net realized gains	(0.54)	(0.30)	(0.33)	(0.33)	(0.26)
Total distributions	(0.82)	(0.63)	(0.47)	(0.52)	(0.39)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$13.30	$15.09	$13.47	$12.93	$13.79
Total return (excludes sales charge)	(6.52%)	16.71%	7.82%	(2.49%)	5.09%
Net assets at end of year (in 000s)	$60,685	$64,935	$53,925	$49,881	$49,670
Ratio of net expenses to average net assets†	0.58%	0.60%	0.61%	0.62%	0.60%
Ratio of net investment income to average net assets†*	1.91%	2.29%	1.09%	1.33%	0.95%
Portfolio turnover rate	12.72%	11.05%	9.32%	7.39%	8.81%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the year.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Notes to Financial Statements	December 31, 2018

1. Organization:

The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware statuatory trust under a Declaration of Trust dated September 27, 1993, as amended and restated April 28, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2018, the Trust consists of the Praxis Impact Bond Fund, the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Index Fund, (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Index Fund, Conservative Portfolio, Balanced Portfolio and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust. Each Fund and Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”

As of December 31, 2018, the Funds offer Class A and Class I Shares and the Portfolios offer Class A Shares. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreement, certain other class specific expenses and income, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Impact Bond Fund which has a maximum sales charge of 3.75 percent.

2. Significant Accounting Policies:

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds and Portfolios are complying with them effective with these financial statements.

New Accounting Pronouncement:

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds and Portfolios have adopted ASU 2018-13 with these financial statements.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with GAAP. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting year. Actual results could differ from those estimates.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at fair values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in open-end investment companies are valued at their respective net asset values (“NAVs”) as reported by such companies. The differences between the cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their debt investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically

Notes to Financial Statements, continued	December 31, 2018

calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established are reviewed by the Pricing Committee of the Funds and Portfolios (“Pricing Committee”) under general supervision of the Board of Trustees (the “Board”). Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board. Short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, which approximates fair value. The Portfolios’ investments in the Funds (the “Underlying Funds”) are valued at the closing NAV per share.

In certain circumstances, the Praxis Mutual Funds Valuation Procedures (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Pricing Committee. In valuing restricted securities under the Valuation Procedures, the Pricing Committee will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Pricing Committee report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities is not necessarily an indication of the risks associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of December 31, 2018, for each Fund’s and Portfolio’s investments are as follows:

Impact Bond Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Asset Backed Securities	$—	$9,885,303	$—	$9,885,303
Commercial Mortgage Backed Securities	—	2,979,136	—	2,979,136
Municipal Bonds	—	10,606,339	—	10,606,339
Corporate Bonds	—	200,371,033	—	200,371,033
Corporate Notes	—	5,119,514	—	5,119,514
Foreign Governments	—	47,916,248	—	47,916,248
U.S. Government Agencies	—	222,622,309	—	222,622,309
Money Market Funds	3,942,322	—	—	3,942,322
Investment Companies	3,308,029	—	—	3,308,029
Total Investments	$7,250,351	$499,499,882	$—	$506,750,233

International Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$169,777,598	$74,644,493	$—	$244,422,091
Preferred Stocks	844,134	—	—	844,134
Corporate Notes	—	2,335,388	—	2,335,388
Money Market Funds	3,768,244	—	—	3,768,244
Total Investments	$174,389,976	$76,979,881	$—	$251,369,857

Notes to Financial Statements, continued	December 31, 2018

Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$176,575,765	$—	$—	$176,575,765
Corporate Notes	—	1,672,615	—	1,672,615
Money Market Funds	1,547,709	—	—	1,547,709
Total Investments	$178,123,474	$1,672,615	$—	$179,796,089

The following table presents the Value Index Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended ended December 31, 2018.

Rights
Value, December 31, 2017	$6,706
Sales	(6,171)
Realized gains	6,171
Change in unrealized depreciation	(6,706)
Value, December 31, 2018	$—

Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$248,094,941	$—	$—	$248,094,941
Corporate Notes	—	2,358,953	—	2,358,953
Money Market Funds	649,251	—	—	649,251
Total Investments	$248,744,192	$2,358,953	$—	$251,103,145

Small Cap Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$87,101,395	$—	$—	$87,101,395
Corporate Notes	—	830,989	—	830,989
Money Market Funds	734,899	—	—	734,899
Total Investments	$87,836,294	$830,989	$—	$88,667,283

Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Mutual Funds	$22,151,624	$—	$—	$22,151,624
Money Market Funds	1,358	—	—	1,358
Total Investments	$22,152,982	$—	$—	$22,152,982

Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Mutual Funds	$70,391,428	$—	$—	$70,391,428
Money Market Funds	455	—	—	455
Total Investments	$70,391,883	$—	$—	$70,391,883

Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Mutual Funds	$60,709,332	$—	$—	$60,709,332
Money Market Funds	251	—	—	251
Total Investments	$60,709,583	$—	$—	$60,709,583

Notes to Financial Statements, continued	December 31, 2018

Investment Transactions and Related Income:

Changes in holdings of portfolio investments are reflected in the calculation of each Fund’s and Portfolio’s NAV no later than the first business day following trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Realized gains or losses realized on sales of investments are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount calculated using yield to maturity or effective yield. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from the Funds’ investments in REITs may be characterized as ordinary income, net capital gains or return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to the net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in other Praxis equity and fixed income funds (the “Underlying Funds”) and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees, of the Underlying Funds. These expenses are accrued by the Underlying Funds before their share prices are calculated and are reflected as Acquired Fund Fees and Expenses (“AFFE”) in the Portfolios’ prospectus fee tables. Actual indirect expenses vary depending on how a Portfolio’s assets are allocated among the Underlying Funds.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The fair value of investment securities and other assets and liabilities of the International Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds and Portfolios do not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities other than investments in securities at the reporting period, resulting from changes in the exchange rate.

Dividends and Distributions:

Dividends from net investment income, if any, are declared and paid monthly for the Impact Bond Fund and for each of the Portfolios. Dividends from net investment income, if any, are declared and paid annually for the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Index Fund. To the extent the Portfolios invest in the Impact Bond Fund and receive dividends,

Notes to Financial Statements, continued	December 31, 2018

they will be paid monthly. Distributions of net realized capital gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios are first notified of the dividend. Distributable net realized capital gains of the Funds, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Uninvested Cash:

The Funds may maintain cash at their custodian which, at times, may exceed United States federally insured limits.

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

Redemption Fees:

The Funds and Portfolios will charge a redemption fee of two percent of the total redemption amount if a shareholder sells or exchanges shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in Paid-in Capital Share Transactions as disclosed in Note 6 to the Financial Statements.

3. Purchases and Sales of Securities:

Purchases, sales and maturities of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2018 were as follows:

	Purchases	Sales
Impact Bond Fund	$72,670,041	$53,119,966
International Index Fund	71,534,826	57,910,423
Value Index Fund	71,174,481	61,637,964
Growth Index Fund	73,014,262	78,962,217
Small Cap Index Fund	55,445,651	14,746,948
Conservative Portfolio	4,015,860	3,535,287
Balanced Portfolio	12,685,334	9,552,000
Growth Portfolio	10,507,840	8,260,572

4. Investment Transactions with Affiliates:

The Portfolios invest in the underlying Praxis Mutual Funds which are also advised by Everence Capital Management, Inc. (the “Adviser”). Therefore, the Underlying Funds are deemed affiliates, and the related activities in those investments were as follows:

	For the fiscal year ended December 31, 2018
Affiliate	Fair Value at December 31, 2017	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Fair Value at December 31, 2018	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2018
Praxis Genesis Conservative Portfolio
Growth Index - Class I	$2,103,774	$480,436	$(533,623)	$121,637	$(184,774)	$1,987,450	$41,252	$49,747	89,484
Impact Bond - Class I	15,984,801	2,409,798	(2,297,312)	(80,256)	(340,243)	15,676,788	433,709	—	1,555,237
International Index - Class I	2,098,591	427,965	(195,805)	(7,659)	(358,086)	1,965,006	47,806	—	200,511
Small Cap Index - Class I	573,486	176,701	(157,906)	(18,279)	(40,763)	533,239	8,123	19,217	65,589
Value Index - Class I	2,124,902	520,960	(350,641)	(3,135)	(302,945)	1,989,141	81,194	61,320	169,722
Total	$22,885,554	$4,015,860	$(3,535,287)	$12,308	$(1,226,811)	$22,151,624	$612,084	$130,284	2,080,543

Notes to Financial Statements, continued	December 31, 2018

	For the fiscal year ended December 31, 2018
Affiliate	Fair Value at December 31, 2017	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Fair Value at December 31, 2018	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2018
Praxis Genesis Balanced Portfolio
Growth Index - Class I	$11,615,446	$1,907,799	$(2,114,723)	$469,401	$(823,966)	$11,053,957	$231,120	$285,717	497,702
Impact Bond - Class I	29,161,390	4,277,647	(3,866,612)	(145,167)	(625,879)	28,801,379	802,214	—	2,857,280
International Index - Class I	13,389,138	2,362,077	(781,906)	(31,293)	(2,319,381)	12,618,635	306,544	—	1,287,616
Small Cap Index - Class I	7,318,149	1,821,054	(1,521,699)	(95,106)	(671,416)	6,850,982	106,036	255,393	842,679
Value Index - Class I	11,736,630	2,316,757	(1,267,060)	(6,470)	(1,713,382)	11,066,475	455,706	351,946	944,238
Total	$73,220,753	$12,685,334	$(9,552,000)	$191,365	$(6,154,024)	$70,391,428	$1,901,620	$893,056	6,429,515

	For the fiscal year ended December 31, 2018
Affiliate	Fair Value at December 31, 2017	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Fair Value at December 31, 2018	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2018
Praxis Genesis Growth Portfolio
Growth Index - Class I	$13,182,219	$1,655,609	$(2,104,122)	$514,601	$(938,796)	$12,309,511	$259,821	$324,937	554,233
Impact Bond - Class I	12,919,979	1,929,435	(1,987,961)	(69,783)	(269,054)	12,522,616	350,831	—	1,242,323
International Index - Class I	15,820,372	2,572,744	(1,024,962)	(23,497)	(2,725,255)	14,619,402	355,129	—	1,491,776
Small Cap Index - Class I	9,723,894	2,064,858	(1,810,748)	(225,494)	(821,200)	8,931,310	140,672	339,957	1,098,562
Value Index - Class I	13,320,676	2,285,194	(1,332,779)	2,315	(1,948,913)	12,326,493	512,440	400,239	1,051,749
Total	$64,967,140	$10,507,840	$(8,260,572)	$198,142	$(6,703,218)	$60,709,332	$1,618,893	$1,065,133	5,438,643

5. Related Party Transactions:

The Adviser provides investment advisory services to the Funds and Portfolios. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Impact Bond Fund	0.40%
International Index Fund	0.55%*
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Index Fund	0.30%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

*

Effective March 1, 2018, the International Index Fund’s Investment Advisory Fee is subject to a fee breakpoint schedule as follows: 0.55% on average net assets up to and including $100 million and 0.45% over $100 million up to and including $500 million, and 0.38% over $500 million. Prior to March 1, 2018, the fee breakpoint schedule was as follows: 0.60% on average net assets up to and including $100 million, 0.51% over $100 million up to and including $500 million, and 0.45% over $500 million.

The Adviser has retained Aperio Group LLC (the “Sub-Adviser”) to perform the daily investment of the assets of the International Index Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

The Adviser has entered into an expense limitation agreement effective until April 30, 2019. Pursuant to this agreement, the Adviser has agreed to reduce its fees (but not below zero) and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE), brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amount of fee reduction and/or expense reimbursements by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the fee reduction and/or reimbursement and at the time of repayment, and the repayment is made within three years after the year in which the Adviser reduced and/or reimbursed the expense.

Notes to Financial Statements, continued	December 31, 2018

The contractual expense limits in place as of December 31, 2018 were:

Small Cap Index Fund (Class A)	1.10%
Conservative Portfolio (Class A)	0.60%
Balanced Portfolio (Class A)	0.60%
Growth Portfolio (Class A)	0.60%

The Impact Bond Fund (Class A) had a contractual expense limit in place of 0.90% through April 30, 2018.

For the year ended December 31, 2018, the Adviser contractually reduced investment advisory fees and/or reimbursed other operating expenses of the Funds and Portfolios as follows:

Impact Bond Fund (Class A)	$6,169
Small Cap Index Fund (Class A)	19,950
Conservative Portfolio	7,745

As of December 31, 2018, the Funds and Portfolios had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Year Repayment Expires	Balance
Impact Bond Fund	2016	2019	$48,214
	2017	2020	43,249
	2018	2021	6,169
			$97,632
Small Cap Index Fund	2016	2019	$6,061
	2017	2020	27,926
	2018	2021	19,950
			$53,937
Conservative Portfolio	2017	2020	$6,410
	2018	2021	7,745
			$14,155

U.S. Bancorp Fund Services LLC provides transfer agent, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, U.S. Bancorp Fund Services LLC receives an annual fee, paid monthly, from each Fund and Portfolio.

Foreside Financial Services, LLC (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned sales charges from underwriting and broker commissions on the sale of shares during the year ended December 31, 2018 as follows:

Impact Bond Fund	$5,193
International Index Fund	1,372
Value Index Fund	3,992
Growth Index Fund	8,183
Small Cap Index Fund	534
Conservative Portfolio	4,228
Balanced Portfolio	25,534
Growth Portfolio	28,298

The Trust has adopted a Plan of Distribution (“Rule 12b-1 Plan”) under which each Fund and Portfolio may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50% of the average daily net assets attributable to Class A Shares of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution.

The Trust has entered into a Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”) to serve as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to Assistant Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to

Notes to Financial Statements, continued	December 31, 2018

shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the SEC; and maintaining books and records in accordance with applicable laws and regulations. For these services, Foreside receives a monthly fee from each Fund and Portfolio. These fees are reflected as in Administration Fees on the Statements of Operations.

6. Capital Share Transactions:

Transactions in shares of the Funds and Portfolios are summarized below:

	Praxis Impact Bond Fund		Praxis International Index Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$28,701,765	$35,386,654	$3,633,923	$8,797,660
Dividends reinvested	1,325,634	1,721,957	176,076	314,802
Cost of shares redeemed	(57,779,121)	(29,981,300)	(16,067,801)	(6,544,018)
Redemption fees	2,047	3,158	66	1,919
Class A Share Transactions	$(27,749,675)	$7,130,469	$(12,257,736)	$2,570,363
Class I Shares:
Proceeds from shares issued	$135,274,910	$98,108,203	$57,495,101	$67,687,576
Dividends reinvested	6,568,005	5,328,571	2,920,585	2,222,131
Cost of shares redeemed	(113,993,434)	(55,889,095)	(33,910,426)	(31,870,727)
Redemption fees	2,129	263	680	9
Class I Share Transactions	$27,851,610	$47,547,942	$26,505,940	$38,038,989
Net increase from capital transactions	$101,935	$54,678,411	$14,248,204	$40,609,352
Share Transactions:
Class A Shares:
Issued	2,833,345	3,401,672	316,786	836,694
Reinvested	131,074	165,617	18,022	26,929
Redeemed	(5,727,942)	(2,884,259)	(1,375,063)	(604,092)
Change in Class A Shares:	(2,763,523)	683,030	(1,040,255)	259,531
Class I Shares:
Issued	13,455,703	9,474,078	5,084,094	6,373,028
Reinvested	653,078	514,796	298,019	189,057
Redeemed	(11,344,322)	(5,399,852)	(3,006,741)	(2,899,001)
Change in Class I Shares:	2,764,459	4,589,022	2,375,372	3,663,084
Net increase from share transactions	936	5,272,052	1,335,117	3,922,615

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$4,543,358	$3,979,597	$9,702,118	$14,919,975	$1,614,437	$1,035,911
Dividends reinvested	1,229,004	1,479,976	3,137,196	2,572,401	237,197	1,036,464
Cost of shares redeemed	(9,762,425)	(4,100,404)	(25,288,460)	(11,995,921)	(2,361,669)	(1,829,245)
Redemption fees	6,563	70	1,080	1,010	627	8
Class A Share Transactions	$(3,983,500)	$1,359,239	$(12,448,066)	$5,497,465	$(509,408)	$243,138
Class I Shares:
Proceeds from shares issued	$40,521,610	$30,679,948	$48,369,360	$30,181,072	$52,448,664	$6,039,254
Dividends reinvested	9,453,395	9,258,756	7,618,743	5,133,885	2,732,975	8,949,860
Cost of shares redeemed	(26,909,451)	(25,092,141)	(41,067,325)	(31,934,363)	(9,669,515)	(4,922,317)
Redemption fees	74	140	1,726	871	—	—
Class I Share Transactions	$23,065,628	$14,846,703	$14,922,504	$3,381,465	$45,512,124	$10,066,797
Net increase from capital transactions	$19,082,128	$16,205,942	$2,474,438	$8,878,930	$45,002,716	$10,309,935

Notes to Financial Statements, continued	December 31, 2018

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Share Transactions:
Class A Shares:
Issued	328,689	297,531	396,099	691,283	171,155	104,143
Reinvested	100,257	105,798	137,402	110,660	30,644	119,271
Redeemed	(706,795)	(305,213)	(1,036,738)	(562,010)	(257,927)	(188,255)
Change in Class A Shares:	(277,849)	98,116	(503,237)	239,933	(56,128)	35,159
Class I Shares:
Issued	3,043,398	2,307,544	1,960,410	1,408,131	6,055,415	576,218
Reinvested	770,980	662,890	330,683	218,870	321,442	941,733
Redeemed	(1,974,305)	(1,839,118)	(1,653,588)	(1,453,464)	(962,766)	(461,088)
Change in Class I Shares:	1,840,073	1,131,316	637,505	173,537	5,414,091	1,056,863
Net increase from share transactions	1,562,224	1,229,432	134,268	413,470	5,357,963	1,092,022

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,177,620	$2,415,331	$9,525,960	$6,665,048	$6,791,036	$6,223,388
Dividends reinvested	825,743	681,292	3,569,280	2,666,495	3,530,838	2,628,416
Cost of shares redeemed	(3,293,123)	(2,885,168)	(8,779,638)	(5,588,509)	(6,831,507)	(4,388,904)
Redemption fees	209	4	364	163	59	546
Class A Share Transactions	$710,449	$211,459	$4,315,966	$3,743,197	$3,490,426	$4,463,446
Net increase from capital transactions	$710,449	$211,459	$4,315,966	$3,743,197	$3,490,426	$4,463,446
Share Transactions:
Class A Shares:
Issued	273,385	207,009	700,091	498,400	451,076	427,916
Reinvested	73,377	58,042	280,223	193,610	258,394	172,136
Redeemed	(284,777)	(248,400)	(640,579)	(418,458)	(447,533)	(300,469)
Change in Class A Shares:	61,985	16,651	339,735	273,552	261,937	299,583
Net increase from share transactions	61,985	16,651	339,735	273,552	261,937	299,583

7. Federal Income Tax Information:

The character of dividends paid to shareholders of the Funds and Portfolios for federal income tax purposes during the years ended December 31, 2018 and 2017 was as follows:

	Praxis Impact Bond Fund		Praxis International Index Fund		Praxis Value Index Fund
	2018	2017	2018	2017	2018	2017
From ordinary income	$14,108,903	$12,222,106	$6,039,182	$4,702,049	$7,412,589	$4,825,740
From long-term capital gains	—	—	—	—	5,872,674	7,541,994
Total distributions	$14,108,903	$12,222,106	$6,039,182	$4,702,049	$13,285,263	$12,367,734

	Praxis Growth Index Fund		Praxis Small Cap Index Fund
	2018	2017	2018	2017
From ordinary income	$5,042,115	$1,515,614	$1,051,897	$3,903,157
From long-term capital gains	6,791,294	6,865,060	2,189,034	6,265,554
Total distributions	$11,833,409	$8,380,674	$3,240,931	$10,168,711

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	2018	2017	2018	2017	2018	2017
From ordinary income	$495,849	$428,652	$1,591,163	$1,603,026	$1,310,288	$1,451,194
From long-term capital gains	337,814	259,873	1,994,880	1,078,299	2,231,653	1,183,386
Total distributions	$833,663	$688,525	$3,586,043	$2,681,325	$3,541,941	$2,634,580

Notes to Financial Statements, continued	December 31, 2018

The following information is computed on a tax basis for each item as of December 31, 2017:

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund
Tax cost of portfolio investments	$511,171,499	$226,874,899	$163,841,131
Gross unrealized appreciation	4,793,714	44,151,781	27,146,143
Gross unrealized depreciation	(9,214,980)	(19,656,823)	(11,191,185)
Net unrealized appreciation (depreciation) on investments	$(4,421,266)	$24,494,958	$15,954,958
Net unrealized appreciation on foreign currency transactions	—	2,664	—
Undistributed ordinary income	—	—	477,337
Undistributed long-term capital gains	—	—	3,870,997
Qualified late year ordinary losses	—	(188,398)	—
Accumulated capital and other losses	(2,327,045)	(18,617,637)	—
Distributable earnings (accumulated deficit)	$(6,748,311)	$5,691,587	$20,303,292

	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Tax cost of portfolio investments	$166,816,082	$92,663,378
Gross unrealized appreciation	88,008,721	6,494,975
Gross unrealized depreciation	(3,721,658)	(10,491,070)
Net unrealized appreciation (depreciation) on investments	$84,287,063	$(3,996,095)
Undistributed ordinary income	326,007	—
Undistributed long-term capital gains	17,064,952	259,028
Post-October capital losses	—	(204,832)
Distributable earnings (accumulated deficit)	$101,678,022	$(3,941,899)

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Tax cost of portfolio investments	$21,217,660	$63,469,332	$52,936,417
Gross unrealized appreciation	1,382,749	8,535,357	9,433,204
Gross unrealized depreciation	(447,427)	(1,612,805)	(1,660,038)
Net unrealized appreciation on investments	$935,322	$6,922,552	7,773,166
Undistributed ordinary income	—	—	5,135
Undistributed long-term capital gains	105,761	844,884	1,054,831
Post-October capital losses	—	(20,639)	—
Distributable earnings (accumulated deficit)	$1,041,083	$7,746,797	$8,833,132

Post-October capital losses listed above incurred after October 31, 2018 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales loss and nontaxable distributions, as well as investments in Passive Foreign Investment Companies.

For the latest tax year ended December 31, 2018, the following Funds have capital loss carry forwards (“CLCFs”) as summarized below.

CLCFs not subject to expiration:

	Praxis Impact Bond Fund	Praxis International Index Fund
No expiration - short-term	$553,679	$9,842,793
No expiration - long-term	1,773,366	8,774,844
	$2,327,045	$18,617,637

Notes to Financial Statements, continued	December 31, 2018

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. Reclassifications result primarily from the difference in distribution redesignations, Passive Foreign Investment Companies, equalization and net investment losses. These reclassifications have no impact on the net assets or the NAV per share of the Funds and Portfolios and are designed to present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2018:

	Paid-In capital	Distributable earnings (accumulated deficit)
Impact Bond Fund	$(17,082)	$17,082
International Index Fund	—	—
Value Index Fund	1,601,838	(1,601,838)
Growth Index Fund	1,681,521	(1,681,521)
Small Cap Index Fund	338,383	(338,383)
Conservative Portfolio	35,647	(35,647)
Balanced Portfolio	173,881	(173,881)
Growth Portfolio	181,880	(181,880)

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for all open tax years (generally, three years) and have concluded that no provisions for income tax is required in their financial statements. The Funds and Portfolios recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

8. Commitments and Contingencies

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

9. Subsequent Events

The Funds and Portfolios evaluated subsequent events from December 31, 2018 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Praxis Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets & liabilities, including the schedules of investments, of Praxis Mutual Funds comprising Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Index Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio (the “Funds”) as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended December 31, 2016, and prior, were audited by other auditors whose report dated February 24, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 26, 2019

Additional Fund Information (unaudited)	December 31, 2018

Praxis Impact Bond Fund

Security Allocation	Percentage of Net Assets
Asset Backed Securities	1.9%
Commercial Mortgage Backed Securities	0.6%
Corporate Bonds	39.3%
Corporate Notes	1.0%
Federal Home Loan Bank	4.5%
Federal Home Loan Mortgage Corporation	13.3%
Federal National Mortgage Association	22.7%
Foreign Governments	9.4%
Government National Mortgage Association	0.1%
Investment Companies	0.6%
Municipal Bonds	2.1%
Overseas Private Investment Corporation	0.7%
Small Business Administration	0.1%
United States Agency of International Development	2.1%
United States Deparment of Housing and Urban Development	0.2%
Money Market Funds	0.8%
Total	99.4%

Praxis International Index Fund

Security Allocation	Percentage of Net Assets
Australia	4.5%
Austria	0.3%
Belgium	0.6%
Bermuda	0.9%
Brazil	1.6%
Canada	6.1%
Cayman Islands	4.9%
Chile	0.8%
China	3.2%
Columbia	0.5%
Denmark	1.2%
Finland	0.6%
France	6.9%
Germany	5.8%
Hong Kong	2.1%
Hungary**	0.0%
India	2.7%
Indonesia	0.6%
Ireland	0.2%
Israel	0.3%
Italy	1.0%
Japan	16.1%
Jersey	1.3%
Luxembourg	0.4%
Mexico	0.9%
Netherlands	3.7%
Norway	1.1%
Papua New Guinea	0.2%
Peru	0.2%
Portugal	0.1%
Russia	0.2%
Singapore	1.3%
South Africa	2.4%
South Korea	3.0%
Spain	1.5%
Sweden	1.7%
Switzerland	5.8%
Taiwan	3.0%
Turkey	0.2%
United Kingdom	9.7%
United States	0.2%
Preferred Stocks	0.4%

Praxis International Index Fund

Security Allocation (continued)	Percentage of Net Assets
Corporate Notes	0.9%
Money Market Funds	1.5%
Total	100.6%

**	Amount rounds to less than 0.1%

Praxis International Index Fund

Security Allocation	Percentage of Net Assets
Air Freight & Logistics	0.3%
Airlines	0.1%
Auto Components	1.0%
Automobiles	3.1%
Banks	14.9%
Beverages	0.6%
Biotechnology	0.9%
Building Products	0.2%
Capital Markets	1.0%
Chemicals	3.3%
Commercial Banks	0.2%
Commercial Services & Supplies	0.2%
Communications Equipment	0.4%
Community Development	0.9%
Construction & Engineering	1.0%
Construction Materials	0.7%
Containers and Packaging	0.1%
Diversified Consumer Services	0.3%
Diversified Financial Services	1.4%
Diversified Telecommunications Services	3.6%
Electric Utilities	0.8%
Electrical Equipment	1.6%
Electronic Equipment, Instruments, & Components	1.6%
Energy Equipment & Services	0.2%
Food & Staples Retailing	1.8%
Food Products	3.3%
Gas Utilities	0.3%
Health Care Equipment & Supplies	1.5%
Health Care Providers & Services	0.2%
Hotels, Restaurants and Leisure	1.1%
Household Durables	1.4%
Household Products	0.6%
Independent Power Producers & Energy Traders**	0.0%
Industrial Conglomerates	1.1%
Insurance	5.4%
Internet & Direct Marketing Retail	0.4%
Internet Software & Services	3.5%
IT Services	1.2%
Leisure Products	0.1%
Life Sciences Tools & Services	0.5%
Machinery	1.9%
Marine	0.4%
Media	2.2%
Metals & Mining	3.2%
Mortgage Real Estate Investment Trusts	0.1%
Multi-Line Retail	0.4%
Multi-Utilities	1.1%
Oil, Gas, & Consumable Fuels	5.2%
Paper & Forest Products	0.4%
Personal Products	1.9%
Pharmaceuticals	5.7%
Professional Services	0.7%
Real Estate Investment Trusts (REITs)	0.1%
Real Estate Management and Development	2.3%

Additional Fund Information (unaudited), continued	December 31, 2018

Praxis International Index Fund

Security Allocation (continued)	Percentage of Net Assets
Retail	0.4%
Road and Rail	1.1%
Semiconductors & Semiconductor Equipment	2.9%
Software	1.3%
Specialty Retail	0.5%
Technology Hardware, Storage, & Peripherals	0.8%
Textiles, Apparel, & Luxury Goods	1.0%
Trading Companies & Distributors	1.6%
Transportation Infrastructure	0.5%
Water Utilities	0.3%
Wireless Telecommunication Services	2.3%
Money Markets	1.5%
Total	100.6%

**	Amount rounds to less than 0.1%

Praxis Value Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	97.6%
Corporate Notes	0.9%
Money Market Funds	0.9%
Total	99.4%

Praxis Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.7%
Corporate Notes	0.9%
Money Market Funds	0.3%
Total	99.9%

Praxis Small Cap Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	96.8%
Corporate Notes	0.9%
Money Market Funds	0.8%
Total	98.5%

Praxis Genesis Conservative Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.0%
Money Market Funds**	0.0%
Total	100.0%

**	Amount rounds to less than 0.1%

Praxis Genesis Balanced Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.0%
Money Market Funds**	0.0%
Total	100.0%

**	Amount rounds to less than 0.1%

Praxis Genesis Growth Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.0%
Money Market Funds**	0.0%
Total	100.0%

**	Amount rounds to less than 0.1%

Additional Fund Information (unaudited), continued	December 31, 2018

Proxy Voting:

The Adviser is responsible for exercising the voting rights associated with the securities held by the Funds and Portfolios. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended December 31 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of Portfolio Investments for each Fund and Portfolio as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site and (ii) will be made available to shareholders upon request by calling (800) 977-2947. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2018 qualify for the corporate dividends received deduction:

International Index Fund	1.07%
Value Index Fund	82.67%
Growth Index Fund	90.30%
Small Cap Index	58.40%
Genesis Conservative Portfolio	16.70%
Genesis Balanced Portfolio	30.50%
Genesis Growth Portfolio	42.08%

Qualified Dividend Income

The Funds and Portfolios have designated the maximum amount allowable of their taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-DIV for the calendar year 2018.

Capital Gain Distribution

For the year ended December 31, 2018, the following Funds designated long-term capital gain distributions:

Value Index Fund	$5,872,674
Growth Index Fund	6,791,294
Small Cap Index Fund	2,189,033
Genesis Conservative Portfolio	337,814
Genesis Balanced Portfolio	1,994,880
Genesis Growth Portfolio	2,231,653

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At its November 16-17, 2018 in-person meeting, the Funds’ Board of Trustees, which consists of a majority of Independent Trustees, unanimously approved a one-year renewal of each Fund’s Investment Advisory Agreement. Also at that meeting, the Board unanimously approved the new Sub-Investment Advisory Agreement for the International Index Fund.

The Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process, which included meetings in October and November 2018. The Trustees reviewed and evaluated all of this information and considered factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The Board considered each Fund and each Agreement separately. The Board’s conclusions with respect to the approvals were based in part on the Board’s evaluation of the Investment Advisory Agreements and sub-investment advisory agreement in prior years and their experience with the nature and quality of services provided under the agreements in prior years. The Board’s determinations were not based on any single factor, and individual Trustees may have weighed certain factors differently.

Additional Fund Information (unaudited), continued	December 31, 2018

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.

In approving the continuation of the Investment Advisory Agreement between each Fund and Everence Capital Management, Inc. (the “Adviser”), the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment adviser of the Funds, including the experience of senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, for overseeing the Sub-Adviser’s compliance with the Funds’ investment objectives and policies, and its responsiveness in implementing Board directives as they relate to the Funds. In addition, the Board considered the Adviser’s track record and experience providing portfolio management services to the Funds that the Adviser manages directly, the qualifications of the portfolio managers responsible for the day-to-day portfolio management of each Fund that is managed directly, and the Adviser’s infrastructure and resources available to the portfolio managers. The Board also considered that the Adviser is responsible for developing and integrating key elements of the Funds’ socially responsible investing, including the stewardship investing screening process for the Funds and shareholder advocacy on behalf of the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the Funds by the Adviser. The Board also observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that the Funds’ shareholders have demonstrated their support for the Funds by investing in the Funds.

Investment Performance of the Funds and Everence

In evaluating each Fund’s investment performance, the Board considered investment performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board also considered each Fund’s historical performance relative to its benchmark and peer group. The Board evaluated Fund performance gross of fees and net of fees. The Board also considered the impact of the Funds’ social investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board reached the following conclusions with regard to performance, for the periods ended September 30, 2018:

Impact Bond Fund: the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the one-, three- and five-year periods, and measured against its peer group, Class A ranked between the 72nd and 81st percentiles and Class I ranked between the 41st and 59th percentiles over those periods;

Value Index Fund: the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the one-, three- and five-year periods, and measured against its peer group, Class A ranked between the 48th and 56th percentiles and Class I ranked between the 40th and 43rd percentiles over those periods;

Growth Index Fund: the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the one-, three- and five-year periods, and measured against its peer group, Class A ranked between the 28th and 43rd percentiles and Class I ranked between the 20th and 39th percentiles over those periods;

Small Cap Index Fund: the Fund’s performance was generally in line with expectations. The Board noted that Fund’s gross performance exceeded its benchmark for the one-year period and trailed its benchmark for the three- and five-year periods, and measured against its peer group, Class A ranked in the 8th percentile for the one-year period, 89th percentile for the three-year period and 93rd percentile for the five-year period, and Class I ranked in the 4th percentile for the one-year period, 85th percentile for the three-year period and 91st percentile for the five-year period. The Board noted that prior to January 1, 2017, the Fund’s portfolio was managed by a sub-adviser, not the Adviser, and used a different investment strategy;

Conservative Portfolio: the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the one- and five-year periods and trailed its benchmark for the three-year period, and measured against its peer group, ranked between 69th and 91st percentiles over those periods;

Balanced Portfolio: the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the one-year period and trailed its benchmark for three- and five-year periods, and measured against its peer group, ranked between the 45th and 66th percentiles over those periods; and

Growth Portfolio: the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the one-year period and trailed its benchmark for three- and five-year periods, and measured against its peer group, ranked between the 32nd and 48th percentiles over those periods.

Additional Fund Information (unaudited), continued	December 31, 2018

Costs of Services and Profitability of Everence and Affiliates

The Board then reviewed information regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser addressed the Board’s questions regarding fund-related expenses, expense allocations and expense waivers and reimbursements. In its review of the Funds’ total and net expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custodial, legal, compliance and audit fees. The Board also noted the effects of any current expense waivers and reimbursements on fees and expense levels, as well as any proposed changes to the current expense limitations and the duration of those waivers and reimbursements. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to each Fund of the services provided to the Fund by the Adviser were fair.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of Fund shareholders. The Adviser represented to the Board that it would consider breakpoints as the Funds grow in size but that current asset levels do not warrant breakpoints. The Board then considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board acknowledged the Adviser’s statement that current asset levels did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to the Adviser and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided. In addition, the Board noted that the Funds benefit from their association with the Adviser and its affiliates, particularly in light of its commitment to socially responsible investing.

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC

In approving the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”) with respect to portfolio management of Praxis International Index Fund, the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board evaluated the nature, extent and quality of services Aperio provides to the Fund. Among other things, the Board considered Aperio’s experience in providing the investment strategy used by the Fund and in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Aperio providing portfolio management and other services to the Fund. The Board considered that Aperio Holdings, LLC, a newly formed subsidiary of Golden Gate Capital Opportunity Fund, L.P. and Golden Gate Capital Opportunity Fund-A, L.P., had recently acquired a majority interest in Aperio, resulting in a change of control of Aperio, and the implications for the Fund. In this regard, the Board noted that Aperio had indicated that it does not expect the change of control transaction to cause any changes to the composition of the Fund’s portfolio management team or to cause any changes to the investment process used by Aperio to implement the Fund’s investment strategy. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board considered Aperio’s compliance with the Fund’s investment objective and policies, as well as its implementation of the Fund’s principal investment strategy. The Board considered Aperio’s track record and experience providing portfolio management services to the Fund. The Board considered Aperio’s responsiveness in addressing Board questions and requests. The Board considered that the change of control of Aperio resulting from the transaction creates certain risks relating to the provision of sub-advisory services by Aperio, and noted steps Aperio indicated it was taking to mitigate those risks, including steps to retain key personnel. The Board also considered that Aperio had represented to the Board that Aperio does not anticipate any changes to the nature and quality of services presently being provided by Aperio to the Fund, and that Aperio believes it will continue to provide services of the nature and quality as it provided to the Fund since the inception of its sub-advisory relationship with the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio.

Additional Fund Information (unaudited), continued	December 31, 2018

Investment Performance of the International Index Fund and Aperio

The Board reviewed historical performance data for the International Index Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of the Fund’s social investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2018, the Fund’s performance was generally in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the three- and five-year periods and trailed its benchmark for the one-year period, and measured against its peer group, Class A ranked between the 54th and 77th percentiles and Class I ranked between the 36th and 69th percentiles over those periods.

Costs of Services and Profitability of Aperio and Affiliates

The Board considered the costs of the services provided by Aperio to the International Index Fund and the profits to be realized by Aperio and its affiliates from their relationship with the International Index Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair.

Economies of Scale

The Board noted that Aperio’s sub-advisory fee schedule currently incorporates breakpoints.

Other Benefits

The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. Within the context of its overall determinations regarding the Agreements, the Board concluded that Aperio did not derive material benefits from its relationship with the International Index Fund other than receipt of sub-advisory fees and potential benefits from its association with the Praxis Mutual Funds.

Additional Fund Information (unaudited), continued	December 31, 2018

Expense Comparison:

As a shareholder of the Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads); redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account Value at Beginning of Period ($)		Account Value at End of Period ($)		Expenses Paid During Period ($)*		Expense Ratio During Period (%)**
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Praxis Impact Bond Fund
Class A	1,000.00	1,000.00	1,012.80	1,020.27	4.97	4.99	0.98%
Class I	1,000.00	1,000.00	1,016.10	1,022.53	2.69	2.69	0.53%
Praxis International Index Fund
Class A	1,000.00	1,000.00	884.30	1,018.40	6.41	6.87	1.35%
Class I	1,000.00	1,000.00	887.30	1,021.93	3.09	3.31	0.65%
Praxis Value Index Fund
Class A	1,000.00	1,000.00	928.70	1,020.72	4.33	4.53	0.89%
Class I	1,000.00	1,000.00	930.90	1,023.04	2.09	2.19	0.43%
Praxis Growth Index Fund
Class A	1,000.00	1,000.00	935.00	1,021.02	4.05	4.23	0.83%
Class I	1,000.00	1,000.00	936.90	1,022.99	2.15	2.24	0.44%
Praxis Small Cap Index Fund
Class A	1,000.00	1,000.00	836.80	1,019.71	5.05	5.55	1.09%
Class I	1,000.00	1,000.00	839.20	1,022.89	2.13	2.35	0.46%
Praxis Genesis Conservative Portfolio
Class A	1,000.00	1,000.00	982.60	1,022.18	3.00	3.06	0.60%
Praxis Genesis Balanced Portfolio
Class A	1,000.00	1,000.00	947.90	1,022.58	2.55	2.65	0.52%
Praxis Genesis Growth Portfolio
Class A	1,000.00	1,000.00	923.80	1,022.23	2.86	3.01	0.59%

* Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees[1]
Kenneth D. Hochstetler 1110 North Main Street Goshen, IN 46528 Age: 56	Trustee, Indefinite, since 11/14/14	President and CEO of Everence Financial (August 2014 - Present); Senior Executive Vice President, Univest Corporation 1992 - July 2014	8	N/A

[1]	These Trustees are “interested” persons under the Investment Company Act of 1940 because of their affiliation with the Adviser.

Independent Trustees
Laura Berry 1110 North Main Street Goshen, IN 46528 Age: 60	Trustee, Indefinite, since 1/1/17	Retired; Executive Director, Interfaith Center on Corporate Responsibility (2002 - 2016)	8	N/A
Andy Dula 1110 North Main Street Goshen, IN 46528 Age: 49	Trustee, Indefinite, since 1/1/18	Chief Financial Officer and Chief Operations Officer at EGStoltzfus (2012 – present)	8	N/A
Karen Harder, Ph.D. 1110 North Main Street Goshen, IN 46528 Age: 61	Trustee, Indefinite, since 12/2/93	Professor, Bluffton University (September 2001 - present)	8	N/A
Jeffrey K. Landis 1110 North Main Street Goshen, IN 46528 Age: 48	Trustee, Indefinite, since 4/28/16	Partner, Landis, Hunsberger, Gingrich & Weik, LLP (Law Firm) (1994 - present)	8	N/A
Candace L. Smith 1110 North Main Street Goshen, IN 46528 Age: 59	Trustee, Indefinite, since 11/16/07	Retired; Managing Director of Risk, MicroVest Capital Management, LLC (2015 - 2018); COO, MicroVest Capital Management LLC (2011 - 2014); CFO, MicroVest Capital Management LLC (2005 - 2011)	8	N/A

Management of the Trust (unaudited), continued

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Officers
Chad Horning 1110 North Main Street Goshen, IN 46528 Age: 50	President, Indefinite, since 3/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 - present)
Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Age: 62	Vice President, Secretary, Indefinite, since 12/2/93

Vice President of Financial Services Operations, Everence Financial (1981 - present); President, Everence Securities, Inc. (2004 - present); OSJ Principal, ProEquities, Inc., a broker-dealer (1994 - Present); Assistant Secretary, Everence Financial (1990 - Present)

Trent M. Statczar 325 John H. McConnell Blvd Columbus, OH 43215 Age: 47	Treasurer, Indefinite, since 1/1/09	Director, Foreside Financial Group, LLC, 2008 to present: Senior Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.
Rodney L. Ruehle 325 John H. McConnell Blvd Columbus, OH 43215 Age: 50	Chief Compliance Officer, Indefinite, since 5/15/15	Director, Foreside Financial Group, LLC, 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

For more information about the Praxis Mutual Funds, the following documents are available free upon request:

Proxy Voting:

The Adviser and Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser and Sub-Advisers use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of Portfolio Investments for each Fund and Portfolio as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site and (ii) will be made available to shareholders upon request by calling (800) 977-2947. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Annual/Semi-Annual Reports:

The Praxis Mutual Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s or Portfolio’s investments. In the annual report you find a discussion of the market conditions and investment strategies that significantly affected the Fund’s or Portfolio’s performance during the year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Praxis Mutual Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds or Portfolios, by contacting the broker that sells the Praxis Mutual Funds, or by contacting the Praxis Mutual Funds at:

Praxis Mutual Funds
c/o U.S. Bancorp Fund Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-977-2947
Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Praxis Mutual Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text only copies:

●

For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by emailing the SEC at the following address: publicinfo@sec.gov.

●	Free from the Commission’s Web site at http://www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 13(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Candace Smith is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $119,500 for the December 31, 2018 fiscal year and $119,500 for the December 31, 2017 fiscal year, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.

(b)	Audit-Related Fees. There were no audit-related fees for the December 31, 2018 fiscal year and the December 31, 2017 fiscal year.

(c)	Tax Fees. Tax fees totaled $31,500 for the December 31, 2018 fiscal year and $31,500 for the December 31, 2017 fiscal year and consisted of fees for tax compliance services during both years.

(d)	All Other Fees. There were no other fees for the December 31, 2018 or December 31, 2017 fiscal years.

(e)	(1) Audit Committee Pre-Approval Policies.

(A) Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement (see also “delegation” below).

(B) Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence (see also “delegation” below). Pre-approval by the committee of non-audit services is not required so Long as:

(1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C) Delegation

The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.

(e)	(2) All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $31,500 for the December 31, 2018 fiscal year and $31,500 for December 31, 2017 fiscal year.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote Of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Chad Horning
Chad Horning
President and Chief Executive Officer
March 6, 2019

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 6, 2019